UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-07043
Name of Registrant:	Vanguard Admiral Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: August 31
Date of reporting period: September 1, 2014 – August 31, 2015
Item 1: Reports to Shareholders

Annual Report | August 31, 2015

Vanguard Money Market Funds

Vanguard Prime Money Market Fund

Vanguard Federal Money Market Fund

Vanguard Admiral™ Treasury Money Market Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Prime Money Market Fund.	10
Federal Money Market Fund.	32
Admiral Treasury Money Market Fund.	45
About Your Fund’s Expenses.	57
Trustees Approve Advisory Arrangements.	59
Glossary.	60

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2015
	7-Day SEC	Total
	Yield	Returns
Vanguard Prime Money Market Fund
Investor Shares	0.06%	0.02%
Money Market Funds Average		0.00
Institutional Shares	0.12	0.07
Institutional Money Market Funds Average		0.00
Money Market Funds Average and Institutional Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters
Company.
Vanguard Federal Money Market Fund	0.02%	0.01%
Government Money Market Funds Average		0.00
Government Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Admiral Treasury Money Market Fund	0.01%	0.01%
iMoneyNet Money Fund Report’s 100% Treasury Funds Average		0.00

iMoneyNet Money Fund Report’s 100% Treasury Funds Average: Derived from data provided by iMoneyNet, Inc.
The 7-day SEC yield of a money market fund more closely reflects the current earnings of the fund than its total return.
Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

1

Chairman’s Letter

Dear Shareholder,

The fiscal year ended August 31, 2015, was a volatile one for bonds, fueled in part by uncertainty about when the Federal Reserve might begin raising interest rates. Other factors contributing to the bumpy ride included the unsteady pace of global growth, disinflationary pressures from the fall in commodity prices, the strength of the U.S. dollar, and seemingly stretched stock market valuations.

Although the timing of the Fed’s first rate hike in almost a decade was still up in the air, short-term yields rose slightly in anticipation. Vanguard Prime Money Market Fund returned 0.02% for Investor Shares, while Institutional Shares, with their lower expense ratio, returned 0.07%. Vanguard Federal Money Market Fund and Vanguard Admiral Treasury Money Market Fund both returned 0.01%. Those returns, although slim, were more than the 0.00% average return of the funds’ peer groups.

As of August 31, the Prime Money Market Fund’s 7-day SEC yield had risen to 0.06% from 0.01% a year earlier for Investor Shares and to 0.12% from 0.05% for Institutional Shares. The yield of the Federal Money Market Fund inched up to 0.02% from 0.01%, and the yield of the Admiral Treasury Money Market Fund held steady at 0.01%.

Before I discuss the markets and your fund’s performance further, I want to address Vanguard’s response to the

2

Securities and Exchange Commission’s new money market rules. As you may recall from my previous letters, the SEC adopted these rules in 2014, with the compliance date for the core reforms set for autumn 2016. In June, we announced plans that preserve our money market funds as a cash management option with a stable price for both individual and institutional clients.

In addition, for greater clarity, the Admiral Treasury Money Market Fund will change its name to Vanguard Treasury Money Market Fund, and the Institutional Shares of the Prime Money Market Fund will be reclassified as Admiral Shares.

For more details, please see the box on page 7.

Bond results were muted both at home and abroad

The broad U.S. taxable bond market returned 1.56% for the 12 months, outpacing the broad U.S. stock market. Bond prices, which generally fell slightly, received support at various times from global investors looking for higher yields than those available in many other developed markets and from investors seeking shelter from stock market volatility. The yield of the 10-year Treasury note slid from 2.34% at the beginning of the fiscal year to 1.75% at the end of January, before retracing some of its steps to end the period at 2.18%. Given the heightened level of risk aversion in the market, Treasuries outperformed their corporate counterparts.

Market Barometer

	Average Annual Total Returns
	Periods Ended August 31, 2015
	One	Three	Five
	Year	Years	Years
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	1.56%	1.53%	2.98%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.52	2.83	3.96
Citigroup Three-Month U.S. Treasury Bill Index	0.02	0.03	0.05

Stocks
Russell 1000 Index (Large-caps)	0.40%	14.68%	16.07%
Russell 2000 Index (Small-caps)	0.03	14.12	15.55
Russell 3000 Index (Broad U.S. market)	0.36	14.63	16.03
FTSE All-World ex US Index (International)	-11.50	5.79	5.17

CPI
Consumer Price Index	0.20%	1.14%	1.77%

3

Limited by the dollar’s strength, international bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –11.97%. International bonds returned about 3% without this currency effect.

August’s anxious stock markets led to disappointing returns

U.S. stocks generally moved in opposite directions over the two halves of the fiscal year. Ultimately, the ride ended about where it started, with the market returning less than 1%. The broad stock market’s first-half advance of about 6% was followed by a second-half retreat of about –5%.

For U.S. investors, international stocks returned about –12%, a result that would have been a bit better if not for the dollar’s strength against many foreign currencies. China’s troubles buffeted emerging markets in particular, which produced lower returns than the developed markets of Europe and the Pacific region.

The Fed was still waiting for the right moment

With the financial crisis in the rearview mirror and the economy showing more strength toward the end of 2014, the Fed ended its third bond-buying program in October and seemed to be edging closer to raising interest rates from the near-zero levels where they have been for nearly 7 years. (Shortly after the close of the reporting period, the Fed announced at its September meeting that it would leave rates unchanged for the time being.)

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer
		Group
	Fund	Average
Prime Money Market Fund
Investor Shares	0.16%	0.17%
Institutional Shares	0.10	0.17
Federal Money Market Fund	0.11	0.09
Admiral Treasury Money Market Fund	0.09	0.06

The fund expense ratios shown are from the prospectus dated December 19, 2014, and represent estimated costs for the current fiscal year.
For the fiscal year ended August 31, 2015, the funds’ expense ratios were: for the Prime Money Market Fund, 0.15% for Investor Shares and
0.10% for Institutional Shares; for the Federal Money Market Fund, 0.10%; for the Admiral Treasury Money Market Fund, 0.04%. The expense ratios for the Prime Money Market Fund Investor Shares, the Federal Money Market Fund, and the Admiral Treasury Money Market Fund
reflect a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before the reduction, the expense ratios were: for the Prime Money Market Fund Investor Shares, 0.16%; for the Federal Money Market Fund, 0.11%; for the Admiral
Treasury Money Market Fund, 0.09%.

Peer groups: For the Prime Money Market Fund Investor Shares, Money Market Funds; and for the Institutional Shares, Institutional Money
Market Funds; for the Federal Money Market Fund, Government Money Market Funds; and for the Admiral Treasury Money Market Fund;
iMoneyNet Fund Report’s 100% Treasury Fund.

4

Growth ground almost to a halt in the first quarter, though, in part because of severe winter weather and a West Coast port strike. And the slide in the price of oil and the strong U.S. dollar helped push inflation even further below the Fed’s target of 2%.

International developments also muddied the picture, including recurring flare-ups in the Greek debt crisis and repercussions from events in China—notably the surprise devaluation of its currency, the sharp correction in mainland China stock markets, and a marked downturn in manufacturing.

While continuing to maintain safety and liquidity as priorities, the funds’ advisor, Vanguard Fixed Income Group, was able to find some relative value opportunities over the period while avoiding some trouble spots.

In the Prime Money Market Fund, the advisor added to its holdings in Australian and Canadian banks to enhance the fund’s diversification and to obtain the yield premium being offered over U.S. Treasuries. The fund had no exposure to Southern European banks, and it minimized its exposure to Northern European banks as the Greek debt crisis intensified. The fund also had no direct exposure to China or other emerging markets.

For a more detailed discussion of the management of the funds during the year, please see the Advisor’s Report that follows this letter.

Total Returns
Ten Years Ended August 31, 2015
Average
Annual Return
Prime Money Market Fund Investor Shares	1.46%
Money Market Funds Average	1.18
Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Federal Money Market Fund	1.39%
Government Money Market Funds Average	1.14
Government Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Treasury Money Market Fund	1.29%
iMoneyNet Money Fund Report’s 100% Treasury Funds Average	1.00

iMoneyNet Money Fund Report’s 100% Treasury Funds Average: Derived from data provided by iMoneyNet, Inc.

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the funds. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at
vanguard.com/performance.) An investment in a money market fund is not insured or guaranteed by the Federal
Deposit Insurance Corporation or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

5

Ten-year returns reflect higher pre-crisis rates

Interest rates have been frustratingly low for savers since the 2008–09 financial crisis, but fortunately, that hasn’t always been the case. For example, as recently as 2007, the yield of the 3-month Treasury bill was above 5%.

In looking at the funds’ track record, those more substantial yields early on helped buoy performance for the decade as a whole. For the ten years ended August 31, 2015, the average annual return was 1.46% for Investor Shares of the Prime Money Market Fund, 1.39% for the Federal Money Market Fund, and 1.29% for the Admiral Treasury Money Market Fund.

Versus their peers, the funds outperformed by an average of 25 to 29 basis points every year over the decade, a testament to the advisor’s stewardship of the funds as well as to the merit of our low-cost structure. (A basis point is one-hundredth of a percentage point.)

When the markets are volatile, maintaining perspective is key

The volatility in the markets, particularly in the stock market in the final weeks of August, may have evoked painful memories of previous financial setbacks. And inevitably, that can lead some investors to make rash moves with their portfolios.

During periods of market adversity, however, it’s more important than ever to keep sight of one of Vanguard’s key

Changes in Yields
	SEC 7-Day Annualized Yield
	August 31,	August 31,
Money Market Fund	2015	2014
Prime
Investor Shares	0.06%	0.01%
Institutional Shares	0.12	0.05
Federal	0.02	0.01
Admiral Treasury	0.01	0.01

6

principles: Maintain perspective and long-term discipline. Whether you’re investing for yourself or on behalf of clients, your success is affected greatly by how you react––or don’t react––when the markets turn turbulent. (You can read Vanguard’s Principles for Investing Success at vanguard.com/research.)

As I’ve written in the past, the best course for long-term investors generally is to ignore daily market moves and not make decisions based on emotion. This is also a good time to evaluate your portfolio and make sure your asset allocation is aligned with your time horizon, goals, and risk tolerance.

The markets are unpredictable and often confounding. Keeping our long-term plans clearly in focus can be key as we weather these periodic storms.

As always, thank you for your confidence in Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 17, 2015

Stable-price options for individual and institutional investors

In response to rules adopted by the Securities and Exchange Commission, Vanguard in
June announced plans for our money market mutual fund lineup that enable individual and institutional investors to continue to have access to cash management vehicles at a stable
$1 net asset value (NAV).

Our plans call for designating Vanguard Prime Money Market Fund as a “retail” fund. As such, the fund will be required to comply with the SEC’s new requirements for liquidity fees and redemption restrictions, and individual investors will continue to have access to the fund at a share price that remains at $1, rather than fluctuates.

In addition, we’ve designated Vanguard Admiral Treasury Money Market Fund and Vanguard
Federal Money Market Fund as “government” funds because they meet the SEC’s require-
ment of investing more than 99.5% of their assets in U.S. government securities or repurchase agreements. This is significant because government funds, unlike retail funds, are open to institutional investors, giving them a stable-price cash management option, and are not subject to the new fees and redemption restrictions.

We’ve reopened the Federal Money Market Fund to both institutional and individual investors.
The Admiral Treasury Money Market Fund, soon to be renamed Vanguard Treasury Money
Market Fund, will remain closed to new investors.

7

Advisor’s Report

Money market yields began to inch higher toward the end of the fiscal year, reflecting an increased expectation that the Federal Reserve was close to ending a nearly seven-year freeze in the federal funds rate. The slight increase in yields did not lift the returns of our money market funds much; still, the funds continued to provide shareholders with a high-quality, very liquid investment appropriate for short-term savings goals or cash management.

For the 12 months ended August 31, 2015, Vanguard Prime Money Market Fund returned 0.02% for Investor Shares and 0.07% for Institutional Shares. Vanguard Federal Money Market Fund and Vanguard Admiral Treasury Money Market Fund each returned 0.01%. The average return for the peer groups of all three funds was 0.00%.

The investment environment

Monetary policy in the United States appeared to be on a different trajectory than in much of the rest of the world over the 12 months. The Fed was comfortable enough with the economy’s underlying strength to end quantitative easing in the fourth quarter of 2014. With the exception of a weather-related slump in the first quarter, growth continued at a moderate pace. The U.S. labor market made gains despite job losses in the energy sector, consumer confidence held up, and the construction sector continued to heal. And though the sharp fall in the price of oil has weighed on consumer prices, inflation was expected to pick up, with further tightening in the job market pushing wages higher.

This backdrop, along with statements from Fed officials, suggested that the question of liftoff had become not “if” but “when.”

In contrast, many other central banks pursued looser monetary policies. Europe’s economy showed signs of weakness, prompting the European Central Bank to embark on its own quantitative-easing program in March. That led to yields on some European sovereign bonds dipping into negative territory at times. Japan continued the quantitative easing it had begun in 2013. And China, whose economy has been decelerating for some time, made a series of interest rate cuts and reduced reserve requirements for banks.

U.S. intermediate- and long-term Treasury yields ended the period lower. A combination of factors contributed to that development, including a more muted outlook for inflation and global growth, a flight to safety amid concerns about Greece and turmoil in China, and a rise in the relative attractiveness of Treasuries for international buyers.

On the prospect of a Fed rate hike, yields on money market instruments ended the fiscal year a little higher but still not far above zero.

Management of the funds

For much of the year, we kept the weighted average maturities of the funds fairly long in the belief that the Fed was not ready to move. The call

8

provided a bit of a boost to the funds, but we have since moved shorter as our expectation on that front has changed.

With strong demand in the marketplace for Treasury bills driving their prices higher, we looked for relative value opportunities to exploit among other securities. Toward the end of 2014 and the beginning of this year, a wave of selling pushed the prices of Treasury floating-rate notes down to attractive levels. Because these securities also have the advantage of their yields adjusting higher if interest rates rise, we included them in all three funds.

More recently, we increased our exposure to agency discount notes—securities without a coupon that agencies issue at a discount to their par value—in the Prime and Federal Money Market Funds as their yield spread with Treasuries widened. Investors’ appetite for Treasury bills pushed their yields lower, and agencies’ increased issuance of discount notes pushed their yields higher.

In the Prime Money Market Fund, we’ve taken a cautious stance toward Europe for some time. We had no direct exposure to Southern European financial institutions during the period, and we pared our exposure to Northern Europe as troubles in Greece intensified. We also took the step of limiting our purchases in this region to only very short-term securities. Elsewhere, we increased our exposure to Australia and Canada and continued to have no direct exposure to China or other emerging markets.

The outlook

The economy is growing modestly, inflation remains subdued, and the job market is improving. Although those economic conditions lead us to expect that the Fed will make its initial rate hike not long from now, subsequent increases are likely to be slow and gradual, given the fragile state of the global economy and lingering disinflationary pressures.

We see the Fed’s moving toward a normalization of monetary policy as a positive. It will, of course, be good for money market investors, as they will begin to see higher returns, but it also will be a signal that the economy has improved enough since the global financial crisis that it no longer needs emergency monetary support.

Volatility is likely to remain elevated as that process takes place, but we are aware of the risks in such an environment and will continue to position the funds with them in mind.

David R. Glocke, Principal

Vanguard Fixed Income Group

September 17, 2015

9

Prime Money Market Fund

Fund Profile
As of August 31, 2015

Financial Attributes
	Investor	Institutional
	Shares	Shares
Ticker Symbol	VMMXX	VMRXX
Expense Ratio[1]	0.16%	0.10%
7-Day SEC Yield	0.06%	0.12%
Average Weighted
Maturity	46 days	46 days

Sector Diversification (% of portfolio)
Certificates of Deposit	9.8%
U.S. Commercial Paper	10.5
Other	0.7
Repurchase Agreements	0.3
U.S. Government Obligations	29.5
U.S. Treasury Bills	2.7
Yankee/Foreign	46.5

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government

Distribution by Credit Quality (% of portfolio)
First Tier	100.0%

A First Tier security is one that is eligible for money market funds and has been rated in the highest short-term rating category for debt obligations by nationally recognized statistical rating organizations. Credit-quality ratings are obtained from Moody's,
Fitch, and S&P. For securities rated by all three agencies, where two of them are in agreement and assign the highest rating category, the highest rating applies. If a security is only rated by two agencies, and their ratings are in different categories, the lower of the ratings applies. An unrated security is First Tier if it represents quality comparable to that of a rated security, as determined in accordance with SEC Rule 2a-7. For more information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratios shown are from the prospectus dated December 19, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2015, the expense ratios were 0.15% for Investor Shares and 0.10% for Institutional Shares. The expense ratio for the
Prime Money Market Fund Investor Shares reflects a temporary reduction in operating expenses (described in Note B of the Notes to Financial
Statements). Before this reduction, the expense ratio for the Prime Money Market Fund Investor Shares was 0.16%.

10

Prime Money Market Fund

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The fund’s 7-day SEC yield reflects its current earnings more closely than do the average annual returns.

Cumulative Performance: August 31, 2005, Through August 31, 2015
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2015

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment

Prime Money Market Fund Investor
Shares	0.02%	0.03%	1.46%	$11,555

•••••••• Money Market Funds Average	0.00	0.00	1.18	11,240
Citigroup Three-Month U.S. Treasury
Bill Index	0.02	0.05	1.28	11,375

Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment
Prime Money Market Fund Institutional
Shares	0.07%	0.10%	1.57%	$5,842,419

Institutional Money Market Funds Average	0.00	0.02	1.37	5,726,502
Citigroup Three-Month U.S. Treasury Bill
Index	0.02	0.05	1.28	5,687,636

See Financial Highlights for dividend information.

11

Prime Money Market Fund

Fiscal-Year Total Returns (%): August 31, 2005, Through August 31, 2015

		Money
		Market
		Funds
	Investor Shares	Average
Fiscal Year	Total Returns	Total Returns
2006	4.38%	3.69%
2007	5.23	4.55
2008	3.60	3.02
2009	1.31	0.62
2010	0.08	0.02
2011	0.06	0.00
2012	0.04	0.00
2013	0.02	0.00
2014	0.02	0.00
2015	0.02	0.00
7-day SEC yield (8/31/2015): 0.06%
Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Average Annual Total Returns: Periods Ended June 30, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	6/4/1975	0.01%	0.03%	1.51%
Institutional Shares	10/3/1989	0.06	0.10	1.62

12

Prime Money Market Fund

Financial Statements

Statement of Net Assets
As of August 31, 2015

The fund reports a complete list of its holdings in various monthly and quarterly regulatory filings. The fund publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The fund’s Form N-MFP filings become public 60 days after the relevant month-end, and may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
U.S. Government and Agency Obligations (32.2%)
2	Federal Home Loan Bank Discount Notes	0.070%–0.072%	9/4/15	2,334,770	2,334,756
2	Federal Home Loan Bank Discount Notes	0.070%–0.090%	9/9/15	1,330,800	1,330,777
2	Federal Home Loan Bank Discount Notes	0.070%–0.093%	9/11/15	961,547	961,525
2	Federal Home Loan Bank Discount Notes	0.075%	9/14/15	25,000	24,999
2	Federal Home Loan Bank Discount Notes	0.070%	9/15/15	37,000	36,999
2	Federal Home Loan Bank Discount Notes	0.070%	9/16/15	213,000	212,994
2	Federal Home Loan Bank Discount Notes	0.070%–0.090%	9/18/15	604,300	604,279
2	Federal Home Loan Bank Discount Notes	0.075%–0.079%	9/25/15	104,648	104,643
2	Federal Home Loan Bank Discount Notes	0.080%–0.088%	9/30/15	1,635,000	1,634,894
2	Federal Home Loan Bank Discount Notes	0.080%	10/2/15	23,000	22,998
2	Federal Home Loan Bank Discount Notes	0.120%	10/7/15	107,000	106,987
2	Federal Home Loan Bank Discount Notes	0.120%	10/9/15	1,425,700	1,425,519
2	Federal Home Loan Bank Discount Notes	0.170%–0.175%	10/14/15	890,000	889,814
2	Federal Home Loan Bank Discount Notes	0.159%–0.170%	10/16/15	3,072,000	3,071,377
2	Federal Home Loan Bank Discount Notes	0.170%	10/19/15	517,500	517,383
2	Federal Home Loan Bank Discount Notes	0.150%–0.170%	10/21/15	1,706,000	1,705,610
2	Federal Home Loan Bank Discount Notes	0.165%	10/22/15	396,000	395,908
2	Federal Home Loan Bank Discount Notes	0.140%–0.150%	10/23/15	3,191,000	3,190,338
2	Federal Home Loan Bank Discount Notes	0.155%	10/26/15	87,900	87,879
2	Federal Home Loan Bank Discount Notes	0.150%	10/27/15	200,000	199,953
2	Federal Home Loan Bank Discount Notes	0.114%	10/28/15	539,000	538,903
2	Federal Home Loan Bank Discount Notes	0.150%	10/30/15	100,000	99,975
2	Federal Home Loan Bank Discount Notes	0.130%–0.160%	11/2/15	54,063	54,049
2	Federal Home Loan Bank Discount Notes	0.130%	11/4/15	790,000	789,817
2	Federal Home Loan Bank Discount Notes	0.160%	11/6/15	200,000	199,941
2	Federal Home Loan Bank Discount Notes	0.170%	11/19/15	77,400	77,371
2	Federal Home Loan Bank Discount Notes	0.189%	11/25/15	989,000	988,559
2	Federal Home Loan Bank Discount Notes	0.192%	11/27/15	1,300,000	1,299,397
3,[4]	Federal National Mortgage Assn.	0.192%	10/21/15	112,000	112,008
4	Freddie Mac Discount Notes	0.079%	10/2/15	24,500	24,498
4	Freddie Mac Discount Notes	0.130%	10/14/15	351,648	351,593
	United States Treasury Bill	0.145%–0.146%	9/17/15	900,000	899,942
	United States Treasury Bill	0.091%	12/31/15	1,000,000	999,695
	United States Treasury Bill	0.200%–0.201%	2/25/16	1,784,000	1,782,244
3	United States Treasury Floating Rate Note	0.095%	1/31/16	415,000	414,956

13

Prime Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
3 United States Treasury Floating Rate Note	0.119%	4/30/16	1,041,000	1,040,958
3 United States Treasury Floating Rate Note	0.120%	7/31/16	350,000	349,978
3 United States Treasury Floating Rate Note	0.103%	10/31/16	2,912,200	2,910,435
3 United States Treasury Floating Rate Note	0.134%	1/31/17	1,779,183	1,779,158
United States Treasury Note/Bond	0.250%	9/30/15	354,000	354,053
United States Treasury Note/Bond	0.250%	10/15/15	768,000	768,144
United States Treasury Note/Bond	4.500%	11/15/15	3,003,170	3,030,134
United States Treasury Note/Bond	0.375%	1/15/16	1,467,000	1,468,451
United States Treasury Note/Bond	2.000%	1/31/16	1,619,000	1,631,493
United States Treasury Note/Bond	0.375%	2/15/16	1,339,000	1,340,375
United States Treasury Note/Bond	4.500%	2/15/16	171,454	174,817
United States Treasury Note/Bond	0.375%	3/15/16	300,000	300,290
United States Treasury Note/Bond	0.375%	3/31/16	139,045	139,182
United States Treasury Note/Bond	2.250%	3/31/16	402,500	407,258
United States Treasury Note/Bond	2.375%	3/31/16	164,000	166,061
Total U.S. Government and Agency Obligations (Cost $43,353,367)				43,353,367
Commercial Paper (33.6%)
Bank Holding Company (0.9%)
5 Bank of New York Mellon Corp.	0.130%	9/2/15	1,097,000	1,096,996
State Street Corp.	0.200%	9/18/15	55,000	54,995
				1,151,991
Finance—Auto (2.4%)
American Honda Finance Corp.	0.140%	9/4/15	200,500	200,498
American Honda Finance Corp.	0.140%	9/9/15	133,750	133,746
American Honda Finance Corp.	0.140%	9/10/15	54,000	53,998
American Honda Finance Corp.	0.140%	9/11/15	90,000	89,997
American Honda Finance Corp.	0.150%	10/6/15	34,000	33,995
5 BMW US Capital LLC	0.140%	9/4/15	43,000	43,000
5 BMW US Capital LLC	0.140%	9/8/15	45,500	45,499
5 BMW US Capital LLC	0.140%	9/9/15	118,500	118,496
5 BMW US Capital LLC	0.140%	9/11/15	73,500	73,497
5 BMW US Capital LLC	0.140%	9/14/15	131,750	131,743
5 BMW US Capital LLC	0.140%	9/16/15	111,000	110,994
5 BMW US Capital LLC	0.140%	9/18/15	37,000	36,998
5 BMW US Capital LLC	0.140%	9/22/15	37,000	36,997
5 BMW US Capital LLC	0.150%	9/24/15	43,250	43,246
5 BMW US Capital LLC	0.150%	9/25/15	36,000	35,996
5 BMW US Capital LLC	0.150%	10/1/15	129,000	128,984
5 BMW US Capital LLC	0.160%	10/8/15	81,000	80,987
5 BMW US Capital LLC	0.160%	10/9/15	27,500	27,495
5 BMW US Capital LLC	0.230%	11/24/15	29,500	29,484
5 BMW US Capital LLC	0.240%	11/30/15	22,250	22,237
5 BMW US Capital LLC	0.240%	12/1/15	22,250	22,237
5 BMW US Capital LLC	0.220%–0.240%	12/2/15	63,250	63,212
5 BMW US Capital LLC	0.240%	12/4/15	22,250	22,236
Toyota Motor Credit Corp.	0.220%	10/27/15	74,250	74,225
Toyota Motor Credit Corp.	0.290%	10/28/15	150,000	149,931
Toyota Motor Credit Corp.	0.250%	11/2/15	34,500	34,485
Toyota Motor Credit Corp.	0.240%	11/4/15	27,000	26,988
Toyota Motor Credit Corp.	0.280%	11/23/15	113,000	112,927
3 Toyota Motor Credit Corp.	0.279%	11/24/15	201,000	201,000
Toyota Motor Credit Corp.	0.280%	12/3/15	174,000	173,874
Toyota Motor Credit Corp.	0.280%	12/7/15	45,000	44,966
Toyota Motor Credit Corp.	0.280%–0.290%	12/8/15	121,000	120,905

14

Prime Money Market Fund

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
	Toyota Motor Credit Corp.	0.250%	12/17/15	30,000	29,978
	Toyota Motor Credit Corp.	0.320%	1/5/16	198,000	197,778
	Toyota Motor Credit Corp.	0.310%	1/12/16	39,750	39,704
	Toyota Motor Credit Corp.	0.310%	1/19/16	23,000	22,972
3	Toyota Motor Credit Corp.	0.299%	4/15/16	452,000	452,000
					3,267,305
Finance—Other (1.0%)
5	Chariot Funding LLC	0.200%	9/15/15	25,000	24,998
5	Chariot Funding LLC	0.190%	10/13/15	36,500	36,492
	General Electric Capital Corp.	0.150%	9/10/15	147,500	147,494
	General Electric Capital Corp.	0.300%	9/17/15	38,750	38,745
	General Electric Capital Corp.	0.150%	9/22/15	37,000	36,997
	General Electric Capital Corp.	0.300%	9/24/15	115,250	115,228
	General Electric Capital Corp.	0.160%	9/28/15	173,000	172,979
	General Electric Capital Corp.	0.320%	12/7/15	198,000	197,829
	General Electric Capital Corp.	0.320%	12/8/15	198,000	197,828
	General Electric Capital Corp.	0.240%	12/11/15	25,000	24,983
	General Electric Capital Corp.	0.280%	12/16/15	99,000	98,918
	General Electric Capital Corp.	0.320%	12/23/15	198,000	197,801
5	John Deere Financial Ltd.	0.160%	10/1/15	31,000	30,996
					1,321,288
Foreign Banks (12.4%)
[3,5]	Australia & New Zealand Banking Group, Ltd.	0.278%	10/27/15	228,000	227,998
5	Australia & New Zealand Banking Group, Ltd.	0.280%	10/30/15	175,000	174,920
[3,5]	Australia & New Zealand Banking Group, Ltd.	0.278%	11/3/15	376,000	376,000
[3,5]	Australia & New Zealand Banking Group, Ltd.	0.308%	1/15/16	496,000	495,991
[3,5]	Australia & New Zealand Banking Group, Ltd.	0.308%	1/29/16	217,500	217,500
[3,5]	Australia & New Zealand Banking Group, Ltd.	0.308%	1/29/16	297,000	297,000
[3,5]	Australia & New Zealand Banking Group, Ltd.	0.302%	2/2/16	200,000	200,000
[3,5]	Australia & New Zealand Banking Group, Ltd.	0.302%	4/8/16	357,000	357,000
[3,5]	Australia & New Zealand Banking Group, Ltd.	0.363%	6/20/16	415,000	415,000
5	Bank of Nova Scotia	0.315%	11/9/15	670,000	669,595
5	Bank of Nova Scotia	0.310%	12/1/15	320,000	319,749
[3,5]	Commonwealth Bank of Australia	0.293%	10/2/15	50,000	50,000
[3,5]	Commonwealth Bank of Australia	0.284%	10/6/15	189,000	189,000
[3,5]	Commonwealth Bank of Australia	0.284%	10/7/15	115,000	115,000
[3,5]	Commonwealth Bank of Australia	0.283%	10/9/15	348,000	348,000
[3,5]	Commonwealth Bank of Australia	0.287%	10/13/15	297,000	297,000
[3,5]	Commonwealth Bank of Australia	0.292%	10/14/15	276,000	276,000
[3,5]	Commonwealth Bank of Australia	0.290%	1/29/16	300,000	299,994
[3,5]	Commonwealth Bank of Australia	0.293%	2/8/16	150,000	149,997
[3,5]	Commonwealth Bank of Australia	0.305%	2/19/16	217,000	216,995
[3,5]	Commonwealth Bank of Australia	0.300%	2/22/16	55,000	54,999
[3,5]	Commonwealth Bank of Australia	0.370%	2/24/16	181,000	181,000
[3,5]	Commonwealth Bank of Australia	0.358%	2/29/16	30,000	29,999
[3,5]	Commonwealth Bank of Australia	0.361%	3/7/16	280,000	280,000
[3,5]	Commonwealth Bank of Australia	0.323%	3/14/16	249,000	248,993
[3,5]	Commonwealth Bank of Australia	0.309%	3/18/16	350,000	350,000
[3,5]	Commonwealth Bank of Australia	0.310%	3/24/16	145,000	145,000
[3,5]	Commonwealth Bank of Australia	0.308%	3/30/16	125,000	124,997
[3,5]	Commonwealth Bank of Australia	0.308%	3/31/16	40,000	39,999
[3,5]	Commonwealth Bank of Australia	0.332%	5/13/16	100,000	99,996
[3,5]	Commonwealth Bank of Australia	0.340%	5/23/16	375,000	374,988
[3,5]	Commonwealth Bank of Australia	0.370%	6/24/16	59,000	58,998

15

Prime Money Market Fund

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
	Lloyds Bank plc	0.130%	9/1/15	2,268,000	2,268,000
5	National Australia Bank Ltd.	0.340%	12/14/15	1,000,000	999,018
5	National Australia Bank Ltd.	0.340%	12/21/15	425,000	424,554
[3,5]	National Australia Bank Ltd.	0.349%	2/25/16	1,032,000	1,032,000
[3,5]	Westpac Banking Corp.	0.278%	9/2/15	428,000	428,000
[3,5]	Westpac Banking Corp.	0.282%	9/4/15	500,000	500,000
[3,5]	Westpac Banking Corp.	0.288%	9/15/15	695,000	694,999
[3,5]	Westpac Banking Corp.	0.281%	10/9/15	380,000	380,000
[3,5]	Westpac Banking Corp.	0.331%	1/8/16	175,000	174,997
[3,5]	Westpac Banking Corp.	0.310%	2/22/16	105,000	105,000
[3,5]	Westpac Banking Corp.	0.358%	2/26/16	311,750	311,750
[3,5]	Westpac Banking Corp.	0.358%	2/29/16	638,250	638,250
[3,5]	Westpac Banking Corp.	0.310%	3/24/16	100,000	100,000
[3,5]	Westpac Banking Corp.	0.310%	3/24/16	220,000	220,000
[3,5]	Westpac Banking Corp.	0.348%	5/27/16	100,000	100,000
[3,5]	Westpac Banking Corp.	0.348%	5/27/16	317,000	316,999
[3,5]	Westpac Banking Corp.	0.339%	6/2/16	245,000	245,000
[3,5]	Westpac Banking Corp.	0.341%	6/10/16	135,000	134,993
					16,755,268
Foreign Governments (4.5%)
	Canada	0.150%	10/27/15	149,000	148,965
5	CDP Financial Inc.	0.180%–0.200%	9/15/15	55,500	55,496
5	CDP Financial Inc.	0.200%	9/16/15	22,000	21,998
5	CDP Financial Inc.	0.200%	9/30/15	11,000	10,998
5	CDP Financial Inc.	0.200%	10/2/15	35,500	35,494
5	CDP Financial Inc.	0.200%	10/5/15	34,750	34,744
5	CDP Financial Inc.	0.220%	10/14/15	22,250	22,244
5	CDP Financial Inc.	0.200%	10/15/15	56,500	56,486
5	CDP Financial Inc.	0.260%	11/6/15	33,000	32,984
5	CDP Financial Inc.	0.240%	11/16/15	79,250	79,210
5	CDP Financial Inc.	0.240%	11/19/15	134,000	133,929
6	CPPIB Capital Inc.	0.155%	9/3/15	163,750	163,749
6	CPPIB Capital Inc.	0.155%	9/9/15	54,177	54,175
6	CPPIB Capital Inc.	0.155%–0.160%	9/10/15	231,000	230,991
6	CPPIB Capital Inc.	0.160%	9/11/15	33,750	33,749
6	CPPIB Capital Inc.	0.150%	9/14/15	72,000	71,996
6	CPPIB Capital Inc.	0.170%	10/13/15	109,000	108,978
6	CPPIB Capital Inc.	0.175%	10/14/15	164,500	164,466
6	CPPIB Capital Inc.	0.175%	10/19/15	157,750	157,713
6	CPPIB Capital Inc.	0.160%	10/21/15	202,000	201,955
6	CPPIB Capital Inc.	0.205%	10/30/15	226,000	225,924
6	CPPIB Capital Inc.	0.205%	11/2/15	158,750	158,694
6	CPPIB Capital Inc.	0.175%	11/3/15	160,000	159,951
6	CPPIB Capital Inc.	0.205%	11/9/15	39,750	39,734
6	CPPIB Capital Inc.	0.205%	11/10/15	353,250	353,109
6	CPPIB Capital Inc.	0.205%	11/12/15	288,250	288,132
	Export Development Canada	0.200%	10/13/15	144,000	143,966
	Export Development Canada	0.190%	11/5/15	74,000	73,975
	Export Development Canada	0.200%	11/16/15	49,500	49,479
	Province of Ontario	0.140%	9/1/15	277,860	277,860
	Province of Ontario	0.130%	9/17/15	48,141	48,138
6	PSP Capital Inc.	0.160%–0.190%	9/8/15	60,750	60,748
6	PSP Capital Inc.	0.270%	9/17/15	99,000	98,988
6	PSP Capital Inc.	0.170%	9/18/15	29,500	29,498
6	PSP Capital Inc.	0.270%	9/21/15	39,500	39,494

16

Prime Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
6 PSP Capital Inc.	0.180%	9/28/15	69,500	69,491
6 PSP Capital Inc.	0.180%	10/5/15	14,500	14,498
6 PSP Capital Inc.	0.170%	10/6/15	59,000	58,990
6 PSP Capital Inc.	0.180%	10/8/15	42,500	42,492
6 PSP Capital Inc.	0.180%	10/9/15	36,250	36,243
6 PSP Capital Inc.	0.180%	10/14/15	82,000	81,982
6 PSP Capital Inc.	0.260%	11/10/15	18,950	18,940
6 PSP Capital Inc.	0.260%	11/16/15	18,250	18,240
6 PSP Capital Inc.	0.250%–0.260%	11/19/15	126,750	126,680
6 PSP Capital Inc.	0.250%	11/20/15	79,500	79,456
6 PSP Capital Inc.	0.280%	11/24/15	82,000	81,947
5 Quebec	0.145%	9/1/15	744,000	744,000
5 Quebec	0.150%	9/14/15	36,500	36,498
5 Quebec	0.150%	9/15/15	36,500	36,498
5 Quebec	0.140%–0.150%	9/17/15	605,375	605,337
5 Quebec	0.150%	9/22/15	129,500	129,489
				6,048,791
Foreign Industrial (4.5%)
5 BASF SE	0.210%	9/1/15	138,000	138,000
5 BASF SE	0.140%	9/25/15	98,360	98,351
5 BASF SE	0.170%–0.220%	9/28/15	166,750	166,728
5 BASF SE	0.170%–0.300%	9/29/15	651,500	651,377
5 BASF SE	0.170%	9/30/15	145,000	144,980
5 John Deere Canada ULC	0.170%	10/13/15	41,500	41,492
5 Nestle Capital Corp.	0.150%–0.155%	9/8/15	84,500	84,497
5 Nestle Capital Corp.	0.150%	9/9/15	126,750	126,746
5 Nestle Capital Corp.	0.180%	11/9/15	108,500	108,463
5 Nestle Capital Corp.	0.180%	11/13/15	108,500	108,460
5 Nestle Capital Corp.	0.180%	11/16/15	244,000	243,907
5 Nestle Capital Corp.	0.180%	11/17/15	99,000	98,962
5 Nestle Capital Corp.	0.180%	11/19/15	83,500	83,467
Nestle Finance International Ltd.	0.135%–0.140%	9/14/15	139,400	139,393
Nestle Finance International Ltd.	0.140%	9/15/15	59,750	59,747
Nestle Finance International Ltd.	0.140%	9/18/15	149,000	148,990
Nestle Finance International Ltd.	0.140%	9/21/15	171,000	170,987
Nestle Finance International Ltd.	0.140%	9/28/15	43,500	43,495
Nestle Finance International Ltd.	0.140%–0.170%	10/1/15	47,750	47,744
Nestle Finance International Ltd.	0.150%	10/14/15	151,000	150,973
Nestle Finance International Ltd.	0.150%	10/26/15	37,000	36,991
Nestle Finance International Ltd.	0.150%	10/27/15	74,000	73,983
Nestle Finance International Ltd.	0.180%	11/17/15	100,000	99,961
Nestle Finance International Ltd.	0.180%	11/18/15	95,000	94,963
5 Reckitt Benckiser Treasury Services plc	0.150%–0.180%	9/1/15	176,500	176,500
5 Reckitt Benckiser Treasury Services plc	0.180%	9/9/15	35,500	35,499
5 Reckitt Benckiser Treasury Services plc	0.250%	11/2/15	18,500	18,492
5 Reckitt Benckiser Treasury Services plc	0.270%	12/4/15	111,000	110,922
5 Sanofi	0.170%–0.175%	9/25/15	357,500	357,459
5 Sanofi	0.160%–0.175%	9/30/15	228,000	227,969
5 Siemens Capital Co. LLC	0.180%	9/25/15	36,500	36,496
5 Siemens Capital Co. LLC	0.150%–0.180%	9/28/15	810,500	810,395
5 Total Capital Canada Ltd.	0.140%	9/14/15	33,455	33,453
5 Total Capital Canada Ltd.	0.140%	9/30/15	33,750	33,746
5 Total Capital Canada Ltd.	0.160%	10/13/15	67,000	66,987
5 Total Capital Canada Ltd.	0.220%	10/29/15	199,209	199,138
5 Total Capital Canada Ltd.	0.220%	11/12/15	46,000	45,980

17

Prime Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
5 Total Capital Canada Ltd.	0.250%	11/23/15	169,000	168,903
5 Total Capital Canada Ltd.	0.290%	12/21/15	329,000	328,706
Toyota Credit Canada Inc.	0.250%	10/13/15	45,000	44,987
Toyota Credit Canada Inc.	0.290%	10/28/15	35,000	34,984
Toyota Credit Canada Inc.	0.290%	11/16/15	49,500	49,470
Toyota Credit Canada Inc.	0.320%	12/7/15	24,750	24,729
5 Unilever Capital Corp.	0.160%	10/13/15	75,000	74,986
				6,042,458
Industrial (7.9%)
5 Apple Inc.	0.140%	10/6/15	596,500	596,419
5 Apple Inc.	0.200%	11/2/15	99,000	98,966
Caterpillar Financial Services Corp.	0.190%	10/13/15	144,000	143,968
5 Chevron Corp.	0.140%	10/5/15	149,000	148,980
5 Chevron Corp.	0.140%	10/13/15	300,000	299,951
5 Chevron Corp.	0.140%	10/14/15	112,400	112,381
5 Chevron Corp.	0.140%	10/15/15	195,290	195,257
5 Danaher Corp.	0.200%	9/3/15	74,000	73,999
5 Danaher Corp.	0.200%	9/11/15	149,000	148,992
5 Danaher Corp.	0.200%	9/21/15	56,000	55,994
5 Emerson Electric Co.	0.150%	9/9/15	21,050	21,049
5 Emerson Electric Co.	0.190%	10/13/15	55,000	54,988
Exxon Mobil Corp.	0.140%	9/11/15	250,000	249,990
Exxon Mobil Corp.	0.140%	9/14/15	200,000	199,990
Exxon Mobil Corp.	0.140%	9/15/15	595,000	594,968
Exxon Mobil Corp.	0.140%	9/16/15	89,000	88,995
Exxon Mobil Corp.	0.140%	10/1/15	200,000	199,977
Exxon Mobil Corp.	0.140%	10/21/15	200,000	199,961
Exxon Mobil Corp.	0.140%	10/22/15	100,000	99,980
Exxon Mobil Corp.	0.140%	10/23/15	145,000	144,971
5 Henkel of America Inc.	0.190%	9/17/15	148,500	148,487
5 Henkel of America Inc.	0.200%	9/24/15	76,000	75,990
5 Honeywell International Inc.	0.140%	9/3/15	50,000	50,000
5 Honeywell International Inc.	0.140%	9/4/15	50,000	49,999
5 Honeywell International Inc.	0.140%	9/9/15	100,000	99,997
5 Honeywell International Inc.	0.150%	10/6/15	50,000	49,993
5 Honeywell International Inc.	0.140%	10/8/15	50,000	49,993
5 Honeywell International Inc.	0.170%	10/26/15	37,000	36,990
5 Honeywell International Inc.	0.170%	10/27/15	37,000	36,990
5 Honeywell International Inc.	0.180%	10/28/15	37,000	36,989
5 Honeywell International Inc.	0.180%	10/29/15	37,000	36,989
5 Honeywell International Inc.	0.270%	12/2/15	37,000	36,974
5 John Deere Capital Corp.	0.140%	9/11/15	74,000	73,997
5 John Deere Capital Corp.	0.140%	9/14/15	29,913	29,911
5 John Deere Financial Inc.	0.140%	9/11/15	66,000	65,997
5 John Deere Financial Ltd.	0.140%	9/9/15	71,000	70,998
5 Novartis Finance Corp.	0.200%	9/1/15	189,000	189,000
5 Novartis Finance Corp.	0.200%	9/2/15	150,000	149,999
5 Novartis Finance Corp.	0.200%	9/3/15	100,000	99,999
5 Novartis Finance Corp.	0.190%	9/8/15	50,000	49,998
5 Novartis Finance Corp.	0.220%	10/1/15	496,000	495,909
5 Novartis Finance Corp.	0.220%	10/2/15	60,500	60,489
5 Novartis Finance Corp.	0.270%	11/3/15	80,000	79,962
5 Novartis Finance Corp.	0.270%	11/4/15	120,000	119,942
5 Novartis Finance Corp.	0.270%	11/5/15	56,000	55,973
5 Pfizer Inc	0.140%	10/15/15	171,750	171,721

18

Prime Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
5 The Coca-Cola Co.	0.290%	9/3/15	123,500	123,498
5 The Coca-Cola Co.	0.290%	9/4/15	148,500	148,496
5 The Coca-Cola Co.	0.280%	9/10/15	99,250	99,243
5 The Coca-Cola Co.	0.280%	9/11/15	25,000	24,998
5 The Coca-Cola Co.	0.270%	9/17/15	99,000	98,988
5 The Coca-Cola Co.	0.290%–0.300%	9/23/15	297,000	296,946
5 The Coca-Cola Co.	0.290%	9/24/15	223,000	222,959
5 The Coca-Cola Co.	0.280%	9/25/15	99,000	98,982
5 The Coca-Cola Co.	0.260%	11/9/15	145,000	144,928
5 The Coca-Cola Co.	0.250%	11/10/15	181,250	181,162
5 The Coca-Cola Co.	0.250%	11/13/15	254,500	254,371
5 The Coca-Cola Co.	0.240%	11/16/15	124,000	123,937
5 The Coca-Cola Co.	0.240%	11/17/15	24,750	24,737
5 The Coca-Cola Co.	0.250%	11/18/15	158,500	158,414
5 The Coca-Cola Co.	0.240%	11/19/15	99,000	98,948
5 The Coca-Cola Co.	0.260%	12/3/15	74,250	74,200
5 The Coca-Cola Co.	0.260%	12/4/15	134,250	134,159
5 The Coca-Cola Co.	0.260%	12/7/15	194,000	193,864
5 The Coca-Cola Co.	0.260%	12/8/15	199,500	199,359
5 The Coca-Cola Co.	0.260%	12/16/15	114,675	114,587
5 The Coca-Cola Co.	0.250%–0.300%	12/17/15	285,000	284,766
5 The Coca-Cola Co.	0.400%–0.420%	1/28/16	173,500	173,211
5 The Coca-Cola Co.	0.400%–0.420%	1/29/16	149,000	148,748
5 The Coca-Cola Co.	0.440%–0.460%	2/17/16	244,500	243,977
5 The Coca-Cola Co.	0.460%	2/18/16	259,000	258,437
5 The Coca-Cola Co.	0.460%	2/19/16	50,000	49,891
5 The Coca-Cola Co.	0.460%	2/22/16	199,000	198,558
5 The Coca-Cola Co.	0.500%	3/16/16	50,000	49,863
5 The Walt Disney Co.	0.130%	10/1/15	50,000	49,995
5 The Walt Disney Co.	0.150%	10/15/15	92,000	91,983
5 The Walt Disney Co.	0.150%	10/23/15	83,500	83,482
5 United Technologies Corp.	0.160%	9/29/15	40,500	40,495
				10,643,244
Total Commercial Paper (Cost $45,230,345)				45,230,345
Certificates of Deposit (30.1%)
Domestic Banks (7.5%)
Citibank NA	0.200%	9/24/15	734,000	734,000
Citibank NA	0.210%	9/24/15	100,000	100,000
Citibank NA	0.200%	10/1/15	75,000	75,000
Citibank NA	0.200%	10/5/15	73,500	73,500
Citibank NA	0.200%	10/6/15	109,500	109,500
Citibank NA	0.200%	10/8/15	179,000	179,000
Citibank NA	0.240%	10/20/15	204,000	204,000
Citibank NA	0.250%	10/26/15	112,000	112,000
Citibank NA	0.300%	11/12/15	204,000	204,000
Citibank NA	0.290%	11/13/15	223,000	223,000
3 State Street Bank & Trust Co.	0.300%	12/23/15	725,000	725,000
3 State Street Bank & Trust Co.	0.298%	12/29/15	361,000	361,000
3 State Street Bank & Trust Co.	0.291%	1/6/16	1,490,000	1,490,000
3 State Street Bank & Trust Co.	0.291%	1/11/16	500,000	500,000
3 State Street Bank & Trust Co.	0.351%	1/11/16	87,000	87,000
3 State Street Bank & Trust Co.	0.333%	1/13/16	638,000	638,000
3 State Street Bank & Trust Co.	0.358%	1/15/16	177,000	177,000
3 Wells Fargo Bank NA	0.298%	10/30/15	895,000	895,000

19

Prime Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
3 Wells Fargo Bank NA	0.300%	11/24/15	495,000	495,000
3 Wells Fargo Bank NA	0.334%	1/8/16	50,000	50,000
3 Wells Fargo Bank NA	0.320%	1/20/16	250,000	250,000
3 Wells Fargo Bank NA	0.318%	1/27/16	375,000	375,000
3 Wells Fargo Bank NA	0.312%	2/4/16	495,000	495,000
3 Wells Fargo Bank NA	0.363%	2/22/16	335,000	335,000
3 Wells Fargo Bank NA	0.312%	3/9/16	400,000	400,000
3 Wells Fargo Bank NA	0.308%	4/1/16	220,000	220,000
3 Wells Fargo Bank NA	0.322%	5/6/16	405,000	405,000
3 Wells Fargo Bank NA	0.419%	5/25/16	40,000	40,000
3 Wells Fargo Bank NA	0.348%	5/27/16	100,000	100,000
				10,052,000
Eurodollar Certificates of Deposit (1.9%)
Australia & New Zealand Banking Group, Ltd.	0.280%	11/2/15	349,000	349,000
Australia & New Zealand Banking Group, Ltd.	0.320%	12/1/15	200,000	200,000
Australia & New Zealand Banking Group, Ltd.	0.380%	1/26/16	396,000	396,000
3 National Australia Bank Ltd.	0.258%	10/15/15	1,070,000	1,070,000
3 National Australia Bank Ltd.	0.270%	11/23/15	535,000	535,000
				2,550,000
Yankee Certificates of Deposit (20.7%)
Bank of Montreal (Chicago Branch)	0.220%	10/8/15	410,000	410,000
3 Bank of Montreal (Chicago Branch)	0.279%	11/25/15	200,000	199,998
Bank of Montreal (Chicago Branch)	0.310%	12/3/15	496,000	496,000
Bank of Montreal (Chicago Branch)	0.310%	12/7/15	250,000	250,000
Bank of Montreal (Chicago Branch)	0.310%	12/9/15	496,000	496,000
3 Bank of Montreal (Chicago Branch)	0.281%	12/10/15	235,000	235,000
3 Bank of Montreal (Chicago Branch)	0.291%	12/11/15	165,000	165,000
3 Bank of Nova Scotia (Houston Branch)	0.268%	11/16/15	400,000	400,000
Bank of Nova Scotia (Houston Branch)	0.320%	11/23/15	625,000	625,000
3 Bank of Nova Scotia (Houston Branch)	0.350%	12/24/15	50,000	50,000
3 Bank of Nova Scotia (Houston Branch)	0.359%	2/25/16	445,000	445,000
3 Bank of Nova Scotia (Houston Branch)	0.359%	2/26/16	885,000	885,000
Bank of Tokyo-Mitsubishi UFJ Ltd.
(New York Branch)	0.280%	9/8/15	467,000	467,000
Bank of Tokyo-Mitsubishi UFJ Ltd.
(New York Branch)	0.260%	10/1/15	45,000	45,000
Bank of Tokyo-Mitsubishi UFJ Ltd.
(New York Branch)	0.350%	11/18/15	750,000	750,000
Bank of Tokyo-Mitsubishi UFJ Ltd.
(New York Branch)	0.360%	12/8/15	30,000	30,000
3 Bank of Tokyo-Mitsubishi UFJ Ltd.
(New York Branch)	0.303%	12/14/15	771,000	771,000
Bank of Tokyo-Mitsubishi UFJ Ltd.
(New York Branch)	0.340%	12/21/15	750,000	749,994
Bank of Tokyo-Mitsubishi UFJ Ltd.
(New York Branch)	0.350%	12/29/15	35,000	35,000
Bank of Tokyo-Mitsubishi UFJ Ltd.
(New York Branch)	0.360%	12/29/15	440,000	440,000
3 Bank of Tokyo-Mitsubishi UFJ Ltd.
(New York Branch)	0.385%	1/19/16	547,000	547,000
Canadian Imperial Bank of Commerce
(New York Branch)	0.310%	11/2/15	99,500	99,504
Canadian Imperial Bank of Commerce
(New York Branch)	0.300%	11/16/15	833,000	833,000

20

Prime Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
Canadian Imperial Bank of Commerce
(New York Branch)	0.320%	12/9/15	500,000	500,000
Canadian Imperial Bank of Commerce
(New York Branch)	0.350%	12/22/15	420,000	420,000
Canadian Imperial Bank of Commerce
(New York Branch)	0.350%	12/24/15	148,000	148,000
Canadian Imperial Bank of Commerce
(New York Branch)	0.360%	1/4/16	992,000	992,000
Canadian Imperial Bank of Commerce
(New York Branch)	0.390%	1/8/16	365,000	365,000
3 Commonwealth Bank of Australia
(New York Branch)	0.300%	2/24/16	72,500	72,500
DNB Bank ASA (New York Branch)	0.130%	9/1/15	98,000	98,000
DNB Bank ASA (New York Branch)	0.130%	9/8/15	2,200,000	2,200,000
3 Royal Bank of Canada (New York Branch)	0.270%	9/18/15	541,250	541,250
3 Royal Bank of Canada (New York Branch)	0.251%	10/9/15	368,000	368,000
3 Royal Bank of Canada (New York Branch)	0.260%	10/22/15	517,250	517,250
Royal Bank of Canada (New York Branch)	0.280%	11/3/15	394,000	394,000
3 Royal Bank of Canada (New York Branch)	0.262%	11/4/15	428,500	428,500
Royal Bank of Canada (New York Branch)	0.300%	11/19/15	60,000	60,000
3 Royal Bank of Canada (New York Branch)	0.273%	11/20/15	287,750	287,750
3 Royal Bank of Canada (New York Branch)	0.278%	11/25/15	1,350,000	1,350,000
Royal Bank of Canada (New York Branch)	0.360%	1/4/16	60,000	60,000
Skandinaviska Enskilda Banken
(New York Branch)	0.140%	9/1/15	3,000,000	3,000,000
Swedbank AB (New York Branch)	0.130%	9/8/15	2,000,000	2,000,000
Toronto Dominion Bank (New York Branch)	0.270%	10/5/15	94,250	94,250
Toronto Dominion Bank (New York Branch)	0.300%	10/20/15	250,000	250,000
Toronto Dominion Bank (New York Branch)	0.290%	11/13/15	625,000	625,000
Toronto Dominion Bank (New York Branch)	0.300%	11/20/15	30,000	30,000
Toronto Dominion Bank (New York Branch)	0.270%	11/23/15	255,000	255,000
Toronto Dominion Bank (New York Branch)	0.310%	12/1/15	290,000	290,000
3 Toronto Dominion Bank (New York Branch)	0.288%	12/15/15	215,000	215,000
3 Toronto Dominion Bank (New York Branch)	0.344%	1/7/16	40,000	40,000
3 Toronto Dominion Bank (New York Branch)	0.360%	2/24/16	640,000	640,000
3 Toronto Dominion Bank (New York Branch)	0.359%	2/25/16	811,000	811,000
3 Toronto Dominion Bank (New York Branch)	0.359%	3/3/16	825,000	825,000
3 Westpac Banking Corp. (New York Branch)	0.302%	3/9/16	40,000	40,000
3 Westpac Banking Corp. (New York Branch)	0.339%	6/3/16	350,000	350,000
3 Westpac Banking Corp. (New York Branch)	0.341%	7/6/16	240,000	240,000
				27,931,996
Total Certificates of Deposit (Cost $40,533,996)				40,533,996
Other Notes (2.3%)
Bank of America NA	0.250%	9/2/15	175,000	175,000
Bank of America NA	0.240%	9/17/15	496,000	496,000
Bank of America NA	0.270%	10/6/15	55,500	55,504
Bank of America NA	0.240%	10/13/15	183,000	183,000
Bank of America NA	0.240%	10/20/15	185,000	185,000
Bank of America NA	0.250%	11/5/15	223,250	223,250
Bank of America NA	0.250%	11/9/15	223,000	223,000
Bank of America NA	0.300%	11/9/15	37,000	37,001
Bank of America NA	0.260%	11/16/15	184,000	184,000
Bank of America NA	0.280%	11/19/15	406,000	406,000

21

Prime Money Market Fund

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
	Bank of America NA	0.480%	3/1/16	496,000	496,000
	Bank of America NA	0.480%	3/2/16	496,000	496,000
Total Other Notes (Cost $3,159,755)					3,159,755
Repurchase Agreements (0.3%)
	Federal Reserve Bank of New York
	(Dated 8/31/15, Repurchase Value
	$90,000,000, collateralized by U.S.
	Treasury Note/Bond 3.750%, 8/15/41,
	with a value of $90,000,000)	0.050%	9/1/15	90,000	90,000
	TD Securities (USA) LLC
	(Dated 8/25/15, Repurchase Value
	$158,003,000, collateralized by U.S.
	Treasury Note/Bond 0.250%–4.375%,
	9/30/15–5/15/44, with a value of
	$161,160,000)	0.090%	9/1/15	158,000	158,000
	TD Securities (USA) LLC
	(Dated 8/26/15, Repurchase Value
	$87,002,000, collateralized by U.S.
	Treasury Note/Bond 1.875%–2.875%,
	11/30/20–5/15/43, with a value of
	$88,740,000)	0.090%	9/2/15	87,000	87,000
	TD Securities (USA) LLC
	(Dated 8/31/15, Repurchase Value
	$111,003,000, collateralized by U.S.
	Treasury Note/Bond 1.000%–3.750%,
	11/15/18–9/30/19, with a value of
	$113,220,000)	0.140%	9/8/15	111,000	111,000
Total Repurchase Agreements (Cost $446,000)					446,000
Corporate Bonds (0.8%)
Finance (0.1%)
[3,6]	Commonwealth Bank of Australia	1.086%	9/18/15	56,550	56,571
	Royal Bank of Canada	0.800%	10/30/15	36,787	36,815
					93,386
Industrial (0.7%)
3	Toyota Motor Credit Corp.	0.302%	6/13/16	734,000	734,000
3	Toyota Motor Credit Corp.	0.436%	9/18/15	8,520	8,520
3	Toyota Motor Credit Corp.	0.294%	10/29/15	266,000	266,000
					1,008,520
Total Corporate Bonds (Cost $1,101,906)					1,101,906
Taxable Municipal Bonds (0.6%)
[6,7]	BlackRock Municipal Bond Trust TOB VRDO	0.150%	9/1/15	25,930	25,930
[6,7]	BlackRock Municipal Income Investment Quality
	Trust TOB VRDO	0.150%	9/1/15	30,715	30,715
6	BlackRock Municipal Income Trust II TOB VRDO	0.150%	9/1/15	81,250	81,250
[6,7]	BlackRock Municipal Income Trust TOB VRDO	0.150%	9/1/15	207,000	207,000
[6,7]	BlackRock MuniHoldings Fund II, Inc. TOB VRDO	0.150%	9/1/15	40,385	40,385
[6,7]	BlackRock MuniHoldings Fund, Inc. TOB VRDO	0.150%	9/1/15	19,165	19,165
[6,7]	BlackRock MuniHoldings Quality Fund II, Inc.
	TOB VRDO	0.150%	9/1/15	38,905	38,905
[6,7]	BlackRock MuniHoldings Quality Fund II, Inc.
	TOB VRDO	0.150%	9/1/15	100,000	100,000
[6,7]	BlackRock MuniVest Fund II, Inc. TOB VRDO	0.150%	9/1/15	74,850	74,850

22

Prime Money Market Fund

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
6	BlackRock MuniVest Fund, Inc. TOB VRDO	0.150%	9/1/15	130,340	130,340
[6,7]	BlackRock MuniYield Investment Quality Fund
	TOB VRDO	0.150%	9/1/15	12,910	12,910
[6,7]	BlackRock Strategic Municipal Trust TOB VRDO	0.150%	9/1/15	16,555	16,555
[6,7]	Los Angeles CA Department of Water & Power
	Revenue TOB VRDO	0.180%	9/8/15	13,000	13,000
6	Massachusetts Transportation Fund Revenue
	TOB VRDO	0.180%	9/8/15	13,100	13,100
6	Seattle WA Municipal Light & Power Revenue
	TOB VRDO	0.180%	9/8/15	6,400	6,400
	Total Taxable Municipal Bonds (Cost $810,505)				810,505
	Total Investments (99.9%) (Cost $134,635,874)				134,635,874

					Amount
					($000)
	Other Assets and Liabilities (0.1%)
	Other Assets
	Investment in Vanguard				11,973
	Receivables for Accrued Income				66,680
	Receivables for Capital Shares Issued				580,696
	Other Assets				90,648
	Total Other Assets				749,997
	Liabilities
	Payables for Investment Securities Purchased				(129,413)
	Payables for Capital Shares Redeemed				(443,771)
	Payables for Distributions				(121)
	Payables to Vanguard				(4,355)
	Total Liabilities				(577,660)
	Net Assets (100%)				134,808,211

23

Prime Money Market Fund

At August 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	134,805,216
Overdistributed Net Investment Income	(1)
Accumulated Net Realized Gains	2,996
Net Assets	134,808,211

Investor Shares—Net Assets
Applicable to 105,808,511,961 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	105,820,432
Net Asset Value Per Share—Investor Shares	$1.00

Institutional Shares—Net Assets
Applicable to 28,986,140,406 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	28,987,779
Net Asset Value Per Share—Institutional Shares	$1.00

• See Note A in Notes to Financial Statements.
1 Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
2 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
3 Adjustable-rate security.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At August 31, 2015, the aggregate value of these securities was
$32,326,998,000, representing 24.0% of net assets.
6 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2015, the aggregate value of these securities was $4,138,079,000, representing 3.1% of net assets.
7 Scheduled principal and interest payments are guaranteed by bank letter of credit.
TOB—Tender Option Bond.
VRDO—Variable Rate Demand Obligation.
See accompanying Notes, which are an integral part of the Financial Statements.

24

Prime Money Market Fund

Statement of Operations

Year Ended
August 31, 2015
($000)
Investment Income
Income
Interest[1]	222,298
Total Income	222,298
Expenses
The Vanguard Group—Note B
Investment Advisory Services	3,335
Management and Administrative—Investor Shares	136,486
Management and Administrative—Institutional Shares	23,222
Marketing and Distribution—Investor Shares	24,155
Marketing and Distribution—Institutional Shares	5,005
Custodian Fees	1,490
Auditing Fees	33
Shareholders’ Reports—Investor Shares	643
Shareholders’ Reports—Institutional Shares	182
Trustees’ Fees and Expenses	117
Total Expenses	194,668
Expense Reduction—Note B	(8,715)
Net Expenses	185,953
Net Investment Income	36,345
Realized Net Gain (Loss) on Investment Securities Sold	1,570
Net Increase (Decrease) in Net Assets Resulting from Operations	37,915
1 Interest income from an affiliated company of the fund was $217,000.

See accompanying Notes, which are an integral part of the Financial Statements.

25

Prime Money Market Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	36,345	25,597
Realized Net Gain (Loss)	1,570	1,258
Net Increase (Decrease) in Net Assets Resulting from Operations	37,915	26,855
Distributions
Net Investment Income
Investor Shares	(16,453)	(10,239)
Institutional Shares	(19,893)	(15,358)
Realized Capital Gain[1]
Investor Shares	—	(8,860)
Institutional Shares	—	(2,363)
Total Distributions	(36,346)	(36,820)
Capital Share Transactions (at $1.00 per share)
Investor Shares	3,908,734	(241,205)
Institutional Shares	288,391	1,686,487
Net Increase (Decrease) from Capital Share Transactions	4,197,125	1,445,282
Total Increase (Decrease)	4,198,694	1,435,317
Net Assets
Beginning of Period	130,609,517	129,174,200
End of Period[2]	134,808,211	130,609,517

1 Includes fiscal 2014 short-term gain distributions totaling $11,223,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($1,000) and $0.

See accompanying Notes, which are an integral part of the Financial Statements.

26

Prime Money Market Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.0002	.0001	.0002	.0004	.001
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	.0002	.0001	.0002	.0004	.001
Distributions
Dividends from Net Investment Income	(.0002)	(.0001)	(.0002)	(.0004)	(.001)
Distributions from Realized Capital Gains	—	(.0000)[1]	—	—	—
Total Distributions	(.0002)	(.0001)	(.0002)	(.0004)	(.001)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[2]	0.02%	0.02%	0.02%	0.04%	0.06%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$105,820	$101,910	$102,160	$90,212	$92,404
Ratio of Expenses to Average Net Assets	0.15%[3]	0.14%[3]	0.16%[3]	0.16%	0.20%
Ratio of Net Investment Income to
Average Net Assets	0.02%	0.01%	0.02%	0.04%	0.06%

1 Distribution was less than $.0001 per share.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 The ratio of total expenses to average net assets before an expense reduction was 0.16% for 2015, 0.16% for 2014 and 0.17% for 2013.
See Note B in the Notes to Financial Statements.

See accompanying Notes, which are an integral part of the Financial Statements.

27

Prime Money Market Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.001	.001	.001	.001	.002
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	.001	.001	.001	.001	.002
Distributions
Dividends from Net Investment Income	(. 001)	(. 001)	(. 001)	(. 001)	(. 002)
Distributions from Realized Capital Gains	—	(.000)[1]	—	—	—
Total Distributions	(. 001)	(. 001)	(. 001)	(. 001)	(. 002)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.07%	0.06%	0.07%	0.11%	0.17%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$28,988	$28,699	$27,015	$24,543	$21,739
Ratio of Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.09%	0.09%
Ratio of Net Investment Income to
Average Net Assets	0.07%	0.05%	0.07%	0.11%	0.17%
1 Distribution was less than $.001 per share.

See accompanying Notes, which are an integral part of the Financial Statements.

28

Prime Money Market Fund

Notes to Financial Statements

Vanguard Prime Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in short-term debt instruments of companies primarily operating in specific industries, particularly financial services; the issuers’ abilities to meet their obligations may be affected by economic developments in such industries. The fund offers two classes of shares, Investor Shares and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Institutional Shares are designed for institutional investors who meet certain administrative, service, and account-size criteria. Effective December 2015, the Institutional Shares will be renamed Admiral Shares.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Securities are valued at amortized cost, which approximates market value. Investments in Vanguard Municipal Cash Management Fund are valued at that fund’s net asset value.

2. Repurchase Agreements: The fund enters into repurchase agreements with institutional counter-parties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

29

Prime Money Market Fund

The fund had no borrowings outstanding at August 31, 2015, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Municipal Cash Management Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2015, the fund had contributed to Vanguard capital in the amount of $11,973,000, representing 0.01% of the fund’s net assets and 4.79% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the fund’s daily yield in order to maintain a zero or positive yield for the fund. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. For the year ended August 31, 2015, Vanguard’s expenses were reduced by $8,715,000 (an effective annual rate of 0.01% of the fund’s average net assets); the fund is not obligated to repay this amount to Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2015, 100% of the market value of the fund’s investments was determined using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

30

Prime Money Market Fund

D. Capital share transactions for each class of shares were:

	Year Ended August 31,
	2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	136,070,155	136,070,155	130,693,911	130,693,911
Issued in Lieu of Cash Distributions	16,094	16,094	18,799	18,799
Redeemed	(132,177,515)	(132,177,515)	(130,953,915)	(130,953,915)
Net Increase (Decrease)—Investor Shares	3,908,734	3,908,734	(241,205)	(241,205)
Institutional Shares
Issued	19,863,406	19,863,406	17,139,226	17,139,226
Issued in Lieu of Cash Distributions	19,409	19,409	17,388	17,388
Redeemed	(19,594,424)	(19,594,424)	(15,470,127)	(15,470,127)
Net Increase (Decrease)—Institutional Shares	288,391	288,391	1,686,487	1,686,487

E. Management has determined that no material events or transactions occurred subsequent to August 31, 2015, that would require recognition or disclosure in these financial statements.

31

Federal Money Market Fund

Fund Profile
As of August 31, 2015

Financial Attributes
Ticker Symbol	VMFXX
Expense Ratio[1]	0.11%
7-Day SEC Yield	0.02%
Average Weighted
Maturity	43 days

Sector Diversification (% of portfolio)
U.S. Government Obligations	82.3%
Repurchase Agreements	17.7

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Distribution by Credit Quality (% of portfolio)
First Tier	100.0%

A First Tier security is one that is eligible for money market funds and has been rated in the highest short-term rating category for debt obligations by nationally recognized statistical rating organizations. Credit-quality ratings are obtained from Moody's,
Fitch, and S&P. For securities rated by all three agencies, where two of them are in agreement and assign the highest rating
category, the highest rating applies. If a security is only rated by two agencies, and their ratings are in different categories, the lower of the ratings applies. An unrated security is First Tier if it represents quality comparable to that of a rated security, as determined in accordance with SEC Rule 2a-7. For more
information about these ratings, see the Glossary entry for Credit
Quality.

1 The expense ratio shown is from the prospectus dated December 19, 2014, and represents estimated costs for the current fiscal year. For the fiscal year ended August 31, 2015, the expense ratio was 0.10%, reflecting a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before this reduction, the expense ratio was 0.11%.

32

Federal Money Market Fund

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The fund’s 7-day SEC yield reflects its current earnings more closely than do the average annual returns.

Cumulative Performance: August 31, 2005, Through August 31, 2015
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2015

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment

Federal Money Market Fund	0.01%	0.01%	1.39%	$11,483
Government Money Market Funds
•••••••• Average	0.00	0.00	1.14	11,197
Citigroup Three-Month U.S. Treasury
Bill Index	0.02	0.05	1.28	11,375
Government Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend information.

33

Federal Money Market Fund

Fiscal-Year Total Returns (%): August 31, 2005, Through August 31, 2015

		Gov't Money
		Market Funds Average
Fiscal Year	Total Returns	Total Returns
2006	4.31%	3.78%
2007	5.17	4.58
2008	3.46	2.71
2009	1.06	0.43
2010	0.04	0.00
2011	0.02	0.00
2012	0.01	0.00
2013	0.01	0.00
2014	0.02	0.00
2015	0.01	0.00
7-day SEC yield (8/31/2015): 0.02%
Government Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Average Annual Total Returns: Periods Ended June 30, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Federal Money Market Fund	7/13/1981	0.01%	0.01%	1.45%

34

Federal Money Market Fund

Financial Statements

Statement of Net Assets
As of August 31, 2015

The fund reports a complete list of its holdings in various monthly and quarterly regulatory filings. The fund publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The fund’s Form N-MFP filings become public 60 days after the relevant month-end, and may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
U.S. Government and Agency Obligations (85.9%)
2	Fannie Mae Discount Notes	0.180%	9/1/15	25,000	25,000
2	Fannie Mae Discount Notes	0.070%–0.080%	9/2/15	31,226	31,226
2	Fannie Mae Discount Notes	0.085%	9/11/15	969	969
2	Fannie Mae Discount Notes	0.080%	9/18/15	2,200	2,200
2	Fannie Mae Discount Notes	0.070%–0.080%	9/23/15	39,300	39,298
2	Fannie Mae Discount Notes	0.080%	9/25/15	5,000	5,000
2	Fannie Mae Discount Notes	0.070%–0.090%	9/30/15	61,095	61,091
2	Fannie Mae Discount Notes	0.085%–0.110%	10/1/15	40,137	40,134
2	Fannie Mae Discount Notes	0.080%–0.125%	10/7/15	81,762	81,752
2	Fannie Mae Discount Notes	0.160%	10/14/15	14,400	14,397
2	Fannie Mae Discount Notes	0.160%	10/19/15	2,900	2,899
2	Fannie Mae Discount Notes	0.130%–0.140%	10/28/15	15,957	15,954
2	Fannie Mae Discount Notes	0.170%–0.180%	11/4/15	6,857	6,855
2	Fannie Mae Discount Notes	0.170%–0.180%	11/12/15	37,600	37,587
2	Fannie Mae Discount Notes	0.170%–0.180%	11/18/15	7,391	7,388
2	Fannie Mae Discount Notes	0.170%	11/20/15	7,340	7,337
2	Fannie Mae Discount Notes	0.115%	11/25/15	10,000	9,997
2	Fannie Mae Discount Notes	0.150%	12/1/15	50,000	49,981
2	Fannie Mae Discount Notes	0.128%	12/2/15	743	743
2	Fannie Mae Discount Notes	0.135%	12/9/15	16,000	15,994
2	Fannie Mae Discount Notes	0.155%	12/23/15	402	402
2	Fannie Mae Discount Notes	0.155%	12/30/15	8,333	8,329
2	Fannie Mae Discount Notes	0.150%–0.160%	1/13/16	83,772	83,724
2	Fannie Mae Discount Notes	0.301%	2/24/16	18,044	18,017
2	Fannie Mae Discount Notes	0.251%	4/1/16	2,850	2,846
3	Federal Home Loan Bank Discount Notes	0.085%–0.112%	9/2/15	12,435	12,435
3	Federal Home Loan Bank Discount Notes	0.080%–0.090%	9/4/15	16,286	16,286
3	Federal Home Loan Bank Discount Notes	0.080%	9/9/15	3,400	3,400
3	Federal Home Loan Bank Discount Notes	0.070%–0.100%	9/11/15	46,270	46,269
3	Federal Home Loan Bank Discount Notes	0.090%–0.100%	9/15/15	44,500	44,498
3	Federal Home Loan Bank Discount Notes	0.198%	9/16/15	25,000	24,998
3	Federal Home Loan Bank Discount Notes	0.080%–0.090%	9/18/15	129,301	129,295
3	Federal Home Loan Bank Discount Notes	0.080%	9/23/15	6,400	6,400
3	Federal Home Loan Bank Discount Notes	0.078%–0.090%	9/25/15	95,000	94,995
3	Federal Home Loan Bank Discount Notes	0.090%–0.095%	10/2/15	1,639	1,639

35

Federal Money Market Fund

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
3	Federal Home Loan Bank Discount Notes	0.090%	10/5/15	20,000	19,998
3	Federal Home Loan Bank Discount Notes	0.090%–0.100%	10/7/15	28,815	28,812
3	Federal Home Loan Bank Discount Notes	0.110%	10/9/15	6,100	6,099
3	Federal Home Loan Bank Discount Notes	0.120%	10/14/15	1,920	1,920
3	Federal Home Loan Bank Discount Notes	0.170%	10/16/15	1,800	1,800
3	Federal Home Loan Bank Discount Notes	0.170%	10/19/15	50,000	49,989
3	Federal Home Loan Bank Discount Notes	0.095%–0.160%	10/21/15	67,000	66,989
3	Federal Home Loan Bank Discount Notes	0.147%–0.180%	10/23/15	60,440	60,427
3	Federal Home Loan Bank Discount Notes	0.114%–0.170%	10/28/15	50,129	50,120
3	Federal Home Loan Bank Discount Notes	0.121%–0.125%	10/30/15	27,900	27,894
3	Federal Home Loan Bank Discount Notes	0.130%–0.185%	11/4/15	62,500	62,485
3	Federal Home Loan Bank Discount Notes	0.160%–0.170%	11/6/15	30,000	29,991
3	Federal Home Loan Bank Discount Notes	0.180%	11/9/15	6,500	6,498
3	Federal Home Loan Bank Discount Notes	0.130%–0.174%	11/12/15	70,675	70,652
3	Federal Home Loan Bank Discount Notes	0.130%–0.189%	11/13/15	30,800	30,789
3	Federal Home Loan Bank Discount Notes	0.185%–0.190%	11/16/15	19,200	19,192
3	Federal Home Loan Bank Discount Notes	0.155%–0.185%	11/18/15	53,100	53,082
3	Federal Home Loan Bank Discount Notes	0.170%	11/19/15	20,000	19,993
3	Federal Home Loan Bank Discount Notes	0.185%	11/20/15	5,200	5,198
3	Federal Home Loan Bank Discount Notes	0.192%	11/27/15	30,000	29,986
3	Federal Home Loan Bank Discount Notes	0.145%	12/4/15	1,087	1,087
3	Federal Home Loan Bank Discount Notes	0.140%	12/9/15	5,000	4,998
3	Federal Home Loan Bank Discount Notes	0.165%	1/15/16	25,000	24,984
3	Federal Home Loan Bank Discount Notes	0.220%	1/27/16	20,000	19,982
2,[4]	Federal Home Loan Mortgage Corp.	0.178%	10/16/15	52,710	52,711
2,[4]	Federal Home Loan Mortgage Corp.	0.189%	11/25/15	85,000	85,002
2,[4]	Federal Home Loan Mortgage Corp.	0.197%	7/21/16	50,000	49,995
2,[4]	Federal Home Loan Mortgage Corp.	0.143%	8/17/16	50,000	50,000
2,[4]	Federal Home Loan Mortgage Corp.	0.000%	9/2/16	200,000	200,000
2,[4]	Federal National Mortgage Assn.	0.192%	10/21/15	109,000	109,006
2,[4]	Federal National Mortgage Assn.	0.218%	8/15/16	55,605	55,629
2	Freddie Mac Discount Notes	0.095%	9/2/15	4,250	4,250
2	Freddie Mac Discount Notes	0.075%	9/9/15	2,075	2,075
2	Freddie Mac Discount Notes	0.075%–0.115%	9/11/15	15,700	15,700
2	Freddie Mac Discount Notes	0.070%	9/14/15	3,154	3,154
2	Freddie Mac Discount Notes	0.080%	9/17/15	1,215	1,215
2	Freddie Mac Discount Notes	0.075%	9/21/15	12,000	11,999
2	Freddie Mac Discount Notes	0.080%	9/28/15	25,000	24,998
2	Freddie Mac Discount Notes	0.080%	9/30/15	2,320	2,320
2	Freddie Mac Discount Notes	0.095%–0.100%	10/1/15	18,200	18,198
2	Freddie Mac Discount Notes	0.079%	10/5/15	7,800	7,799
2	Freddie Mac Discount Notes	0.079%	10/6/15	5,700	5,700
2	Freddie Mac Discount Notes	0.130%	10/9/15	2,200	2,200
2	Freddie Mac Discount Notes	0.160%	10/13/15	5,800	5,799
2	Freddie Mac Discount Notes	0.130%–0.135%	10/20/15	34,958	34,952
2	Freddie Mac Discount Notes	0.090%	10/23/15	8,500	8,499
2	Freddie Mac Discount Notes	0.100%–0.110%	10/28/15	1,909	1,909
2	Freddie Mac Discount Notes	0.085%–0.110%	10/29/15	44,648	44,641
2	Freddie Mac Discount Notes	0.120%	11/4/15	9,000	8,998
2	Freddie Mac Discount Notes	0.170%	11/5/15	14,899	14,894
2	Freddie Mac Discount Notes	0.150%	11/20/15	914	914
2	Freddie Mac Discount Notes	0.200%	12/7/15	511	511
2	Freddie Mac Discount Notes	0.145%	12/8/15	11,200	11,196
2	Freddie Mac Discount Notes	0.140%	12/14/15	12,042	12,037
2	Freddie Mac Discount Notes	0.150%	12/28/15	111	111

36

Federal Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
2 Freddie Mac Discount Notes	0.153%	1/11/16	21,890	21,878
2 Freddie Mac Discount Notes	0.200%	2/19/16	6,000	5,994
2 Freddie Mac Discount Notes	0.280%–0.300%	2/22/16	28,531	28,490
2 Freddie Mac Discount Notes	0.240%	3/16/16	25,000	24,967
4 United States Treasury Floating Rate Note	0.095%	1/31/16	7,000	6,999
4 United States Treasury Floating Rate Note	0.119%	4/30/16	4,000	4,000
4 United States Treasury Floating Rate Note	0.103%	10/31/16	50,000	49,970
4 United States Treasury Floating Rate Note	0.134%	1/31/17	18,234	18,234
United States Treasury Note/Bond	0.250%	9/30/15	25,000	25,004
United States Treasury Note/Bond	0.250%	10/15/15	90,000	90,017
United States Treasury Note/Bond	4.500%	11/15/15	50,000	50,447
United States Treasury Note/Bond	2.250%	3/31/16	20,000	20,237
United States Treasury Note/Bond	0.375%	3/31/16	19,955	19,975
Total U.S. Government and Agency Obligations (Cost $2,854,924)				2,854,924
Repurchase Agreements (18.5%)
Bank of Nova Scotia
(Dated 8/31/15, Repurchase Value
$40,000,000, collateralized by U.S.
Treasury Bond/Note 0.500%–2.250%,
3/31/16–7/31/20; with a value of
$40,800,000)	0.130%	9/1/15	40,000	40,000
RBC Capital Markets LLC
(Dated 7/13/15, Repurchase Value
$50,008,000, collateralized by
Federal Home Loan Mortgage Corp.
3.500%–5.000%, 7/1/25–7/1/45,
Federal National Mortgage Assn.
2.500%–6.000%, 3/1/18–9/1/45;
with a value of $51,500,000)	0.100%	9/11/15	50,000	50,000
TD Securities (USA) LLC
(Dated 8/25/15, Repurchase Value
$90,002,000, collateralized by U.S.
Treasury Bill 0.000%, 3/3/16, U.S.
Treasury Bond/Note 0.750%–2.500%,
3/31/18–5/15/24; with a value of
$91,800,000)	0.090%	9/1/15	90,000	90,000
TD Securities (USA) LLC
(Dated 8/26/15, Repurchase Value
$85,001,000, collateralized by U.S.
Treasury Bond/Note 0.375%–3.625%,
1/31/16–8/15/43; with a value of
$86,700,000)	0.090%	9/2/15	85,000	85,000
TD Securities (USA) LLC
(Dated 8/27/15, Repurchase Value
$250,005,000, collateralized by
Federal Home Loan Mortgage Corp.
0.000%, 10/16/15, Federal National
Mortgage Assn. 1.125%, 7/20/18, U.S.
Treasury Note/Bond 0.625%–8.500%,
9/30/15–5/15/44; with a value of
$255,010,000)	0.100%	9/3/15	250,000	250,000

37

Federal Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
TD Securities (USA) LLC
(Dated 8/31/15, Repurchase Value
$100,003,000, collateralized by Federal
Home Loan Mortgage Corp. 0.000%,
10/16/15, U.S. Treasury Bond/Note
1.875%–2.125%, 8/31/17–9/30/21; with
a value of $102,046,000)	0.140%	9/8/15	100,000	100,000
Total Repurchase Agreements (Cost $615,000)				615,000
Total Investments (104.4%) (Cost $3,469,924)				3,469,924
Other Assets and Liabilities (-4.4%)
Other Assets				58,829
Liabilities				(204,003)
				(145,174)
Net Assets (100%)
Applicable to 3,324,200,746 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				3,324,750
Net Asset Value Per Share				$1.00

				Amount
				($000)
Statement of Assets and Liabilities
Assets
Investments in Unaffiliated Issuers, at Value				3,469,924
Investment in Vanguard				269
Receivables for Investment Securities Sold				40,882
Receivables for Units Issued				12,638
Receivables for Accrued Income				1,048
Other Assets				3,992
Total Assets				3,528,753
Liabilities
Payables for Investment Securities Purchased				200,000
Payables for Units Redeemed				3,924
Payables for Distributions				1
Payables to Vanguard				78
Total Liabilities				204,003
Net Assets				3,324,750

38

Federal Money Market Fund

At August 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	3,324,711
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	39
Net Assets	3,324,750

• See Note A in Notes to Financial Statements.
1 Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
4 Adjustable-rate security.
See accompanying Notes, which are an integral part of the Financial Statements.

39

Federal Money Market Fund

Statement of Operations

Year Ended
August 31, 2015
($000)
Investment Income
Income
Interest	3,203
Total Income	3,203
Expenses
The Vanguard Group—Note B
Investment Advisory Services	75
Management and Administrative	2,623
Marketing and Distribution	459
Custodian Fees	34
Auditing Fees	33
Shareholders’ Reports	32
Trustees’ Fees and Expenses	3
Total Expenses	3,259
Expense Reduction—Note B	(373)
Net Expenses	2,886
Net Investment Income	317
Realized Net Gain (Loss) on Investment Securities Sold	14
Net Increase (Decrease) in Net Assets Resulting from Operations	331

See accompanying Notes, which are an integral part of the Financial Statements.

40

Federal Money Market Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	317	331
Realized Net Gain (Loss)	14	18
Net Increase (Decrease) in Net Assets Resulting from Operations	331	349
Distributions
Net Investment Income	(317)	(331)
Realized Capital Gain[1]	—	(206)
Total Distributions	(317)	(537)
Capital Share Transactions (at $1.00 per share)
Issued	972,690	307,101
Issued in Lieu of Cash Distributions	311	528
Redeemed	(756,637)	(720,738)
Net Increase (Decrease) from Capital Share Transactions	216,364	(413,109)
Total Increase (Decrease)	216,378	(413,297)
Net Assets
Beginning of Period	3,108,372	3,521,669
End of Period	3,324,750	3,108,372
1 Includes fiscal 2014 short-term gain distributions totaling $206,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

41

Federal Money Market Fund

Financial Highlights

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.0001	.0001	.0001	.0001	.0002
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	.0001	.0001	.0001	.0001	.0002
Distributions
Dividends from Net Investment Income	(.0001)	(.0001)	(.0001)	(.0001)	(.0002)
Distributions from Realized Capital Gains	—	(.0000)[1]	—	—	—
Total Distributions	(.0001)	(.0001)	(.0001)	(.0001)	(.0002)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[2]	0.01%	0.02%	0.01%	0.01%	0.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,325	$3,108	$3,522	$4,103	$4,794
Ratio of Expenses to Average Net Assets	0.10%[3]	0.09%[3]	0.13%[3]	0.12%[3]	0.19%[3]
Ratio of Net Investment Income to
Average Net Assets	0.01%	0.01%	0.01%	0.01%	0.02%

1 Distribution was less than $.0001 per share.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 The ratio of total expenses to average net assets before an expense reduction was 0.11% for 2015, 0.11% for 2014, 0.14% for 2013, 0.16% for 2012, and 0.20% for 2011. See Note B in the Notes to Financial Statements.

See accompanying Notes, which are an integral part of the Financial Statements.

42

Federal Money Market Fund

Notes to Financial Statements

Vanguard Federal Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in short-term debt instruments issued by the U.S. government or its agencies and instrumentalities, and repurchase agreements collateralized by such instruments.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Securities are valued at amortized cost, which approximates market value.

2. Repurchase Agreements: The fund enters into repurchase agreements with institutional counter-parties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2015, or at any time during the period then ended.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

43

Federal Money Market Fund

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2015, the fund had contributed to Vanguard capital in the amount of $269,000, representing 0.01% of the fund’s net assets and 0.11% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the fund’s daily yield in order to maintain a zero or positive yield for the fund. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. For the year ended August 31, 2015, Vanguard’s expenses were reduced by $373,000 (an effective annual rate of 0.01% of the fund’s average net assets); the fund is not obligated to repay this amount to Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2015, 100% of the market value of the fund’s investments was determined using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. Management has determined that no material events or transactions occurred subsequent to August 31, 2015, that would require recognition or disclosure in these financial statements.

44

Admiral Treasury Money Market Fund

Fund Profile
As of August 31, 2015

Financial Attributes
Ticker Symbol	VUSXX
Expense Ratio[1]	0.09%
7-Day SEC Yield	0.01%
Average Weighted
Maturity	54 days

Sector Diversification (% of portfolio)
U.S. Treasury Bills	100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Credit Quality (% of portfolio)
First Tier	100.0%

A First Tier security is one that is eligible for money market funds and has been rated in the highest short-term rating category for debt obligations by nationally recognized statistical rating organizations. Credit-quality ratings are obtained from Moody's,
Fitch, and S&P. For securities rated by all three agencies, where two of them are in agreement and assign the highest rating category, the highest rating applies. If a security is only rated by two agencies, and their ratings are in different categories, the lower of the ratings applies. An unrated security is First Tier if it represents quality comparable to that of a rated security, as determined in accordance with SEC Rule 2a-7. For more information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratio shown is from the prospectus dated December 19, 2014, and represents estimated costs for the current fiscal year. For the fiscal year ended August 31, 2015, the expense ratio was 0.04%, reflecting a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before this reduction, the expense ratio was 0.09%.

45

Admiral Treasury Money Market Fund

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The fund’s 7-day SEC yield reflects its current earnings more closely than do the average annual returns.

Cumulative Performance: August 31, 2005, Through August 31, 2015
Initial Investment of $50,000

	Average Annual Total Returns
	Periods Ended August 31, 2015

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment

Admiral Treasury Money Market
Fund	0.01%	0.01%	1.29%	$56,849
iMoneyNet Money Fund Report’s
•••••••• 100% Treasury Funds Average	0.00	0.00	1.00	55,234
Citigroup Three-Month U.S. Treasury
Bill Index	0.02	0.05	1.28	56,876
iMoneyNet Money Fund Report’s 100% Treasury Funds Average: Derived from data provided by iMoneyNet, Inc.

See Financial Highlights for dividend information.

46

Admiral Treasury Money Market Fund

Fiscal-Year Total Returns (%): August 31, 2005, Through August 31, 2015

		iMoneyNet
		Average
Fiscal Year	Total Returns	Total Returns
2006	4.22%	3.54%
2007	5.01	4.34
2008	3.08	2.08
2009	0.70	0.17
2010	0.03	0.00
2011	0.02	0.00
2012	0.01	0.00
2013	0.02	0.00
2014	0.01	0.00
2015	0.01	0.00

7-day SEC yield (8/31/2015): 0.01%
iMoneyNet Money Fund Report’s 100% Treasury Funds Average: Derived from data provided by iMoneyNet, Inc.

Average Annual Total Returns: Periods Ended June 30, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Admiral Treasury Money Market
Fund	12/14/1992	0.01%	0.01%	1.34%

47

Admiral Treasury Money Market Fund

Financial Statements

Statement of Net Assets
As of August 31, 2015

The fund reports a complete list of its holdings in various monthly and quarterly regulatory filings. The fund publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The fund’s Form N-MFP filings become public 60 days after the relevant month-end, and may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
U.S. Government and Agency Obligations (101.0%)
	United States Treasury Bill	0.030%	9/3/15	133,911	133,912
	United States Treasury Bill	0.017%–0.046%	9/10/15	1,549,995	1,549,987
	United States Treasury Bill	0.002%	9/17/15	5,253	5,253
	United States Treasury Bill	0.043%	9/24/15	400,000	399,989
	United States Treasury Bill	0.123%	11/12/15	157,000	156,961
	United States Treasury Bill	0.113%	11/19/15	228,000	227,944
	United States Treasury Bill	0.098%	12/3/15	133,000	132,967
	United States Treasury Bill	0.136%	1/21/16	172,000	171,908
2	United States Treasury Floating Rate Note	0.119%	4/30/16	35,000	34,998
2	United States Treasury Floating Rate Note	0.120%	7/31/16	150,000	150,000
2	United States Treasury Floating Rate Note	0.103%	10/31/16	640,000	639,824
2	United States Treasury Floating Rate Note	0.134%	1/31/17	200,287	200,280
	United States Treasury Note/Bond	1.250%	9/30/15	1,675,000	1,676,582
	United States Treasury Note/Bond	0.250%	10/15/15	175,000	175,033
	United States Treasury Note/Bond	1.250%	10/31/15	153,000	153,293
	United States Treasury Note/Bond	0.375%	11/15/15	50,000	50,021
	United States Treasury Note/Bond	4.500%	11/15/15	1,538,330	1,552,150
	United States Treasury Note/Bond	1.375%	11/30/15	600,000	601,898
	United States Treasury Note/Bond	0.250%	11/30/15	975,000	975,309
	United States Treasury Note/Bond	2.625%	2/29/16	490,000	495,971
Total U. S. Government and Agency Obligations (Cost $9,484,280)					9,484,280
Total Investments (101.0%) (Cost $9,484,280)					9,484,280

					Amount
					($000)
Other Assets and Liabilities (-1.0%)
Other Assets
Investment in Vanguard					844
Receivables for Accrued Income					33,064
Receivables for Capital Shares Issued					3,388
Other Assets					3,993
Total Other Assets					41,289

48

Admiral Treasury Money Market Fund

Amount
($000)
Liabilities
Payables for Investment Securities Purchased	(132,967)
Payables for Capital Shares Redeemed	(4,511)
Payables for Distributions	(2)
Payables to Vanguard	(157)
Total Liabilities	(137,637)
Net Assets (100%)
Applicable to 9,384,892,139 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	9,387,932
Net Asset Value Per Share	$1.00

At August 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	9,387,932
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	—
Net Assets	9,387,932

• See Note A in Notes to Financial Statements.
1 Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
2 Adjustable-rate security.
See accompanying Notes, which are an integral part of the Financial Statements.

49

Admiral Treasury Money Market Fund

Statement of Operations

Year Ended
August 31, 2015
($000)
Investment Income
Income
Interest	5,340
Total Income	5,340
Expenses
The Vanguard Group—Note B
Investment Advisory Services	253
Management and Administrative	7,082
Marketing and Distribution	1,354
Custodian Fees	105
Auditing Fees	28
Shareholders’ Reports	48
Trustees’ Fees and Expenses	8
Total Expenses	8,878
Expense Reduction—Note B	(4,523)
Net Expenses	4,355
Net Investment Income	985
Realized Net Gain (Loss) on Investment Securities Sold	37
Net Increase (Decrease) in Net Assets Resulting from Operations	1,022

See accompanying Notes, which are an integral part of the Financial Statements.

50

Admiral Treasury Money Market Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	985	1,096
Realized Net Gain (Loss)	37	(54)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,022	1,042
Distributions
Net Investment Income	(985)	(1,096)
Realized Capital Gain[1]	—	(185)
Total Distributions	(985)	(1,281)
Capital Share Transactions (at $1.00 per share)
Issued	568,831	615,277
Issued in Lieu of Cash Distributions	960	1,248
Redeemed	(1,546,511)	(1,911,196)
Net Increase (Decrease) from Capital Share Transactions	(976,720)	(1,294,671)
Total Increase (Decrease)	(976,683)	(1,294,910)
Net Assets
Beginning of Period	10,364,615	11,659,525
End of Period	9,387,932	10,364,615
1 Includes fiscal 2014 short-term gain distributions totaling $185,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

51

Admiral Treasury Money Market Fund

Financial Highlights

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.0001	.0001	.0002	.0001	.0002
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	.0001	.0001	.0002	.0001	.0002
Distributions
Dividends from Net Investment Income	(.0001)	(.0001)	(.0002)	(.0001)	(.0002)
Distributions from Realized Capital Gains	—	(.0000)[1]	—	—	—
Total Distributions	(.0001)	(.0001)	(.0002)	(.0001)	(.0002)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[2]	0.01%	0.01%	0.02%	0.01%	0.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,388	$10,365	$11,660	$13,354	$15,314
Ratio of Expenses to Average Net Assets[3]	0.04%	0.05%	0.08%	0.05%	0.11%
Ratio of Net Investment Income to
Average Net Assets	0.01%	0.01%	0.02%	0.01%	0.02%

1 Distributions from realized capital gains were less than $.0001 per share.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 The ratio of total expenses to average net assets before an expense reduction was 0.09%, 0.09%, 0.09%, 0.10%, and 0.12%. See Note B in the Notes to Financial Statements.

See accompanying Notes, which are an integral part of the Financial Statements.

52

Admiral Treasury Money Market Fund

Notes to Financial Statements

Vanguard Admiral Treasury Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Effective December 2015, the fund will change its name to Vanguard Treasury Money Market Fund. The fund invests in short-term debt instruments backed by the full faith and credit of the U.S. government.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Securities are valued at amortized cost, which approximates market value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2015, or at any time during the period then ended.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2015, the fund had contributed to Vanguard capital in the amount of $844,000, representing 0.01% of the fund’s net assets and 0.34% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

53

Admiral Treasury Money Market Fund

Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the fund’s daily yield in order to maintain a zero or positive yield for the fund. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. For the year ended August 31, 2015, Vanguard’s expenses were reduced by $4,523,000 (an effective annual rate of 0.05% of the fund’s average net assets); the fund is not obligated to repay this amount to Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2015, 100% of the market value of the fund’s investments was determined using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. Management has determined that no material events or transactions occurred subsequent to August 31, 2015, that would require recognition or disclosure in these financial statements.

54

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Money Market Reserves and Vanguard Admiral Funds and the Shareholders of Vanguard Prime Money Market Fund, Vanguard Federal Money Market Fund and Vanguard Admiral Treasury Money Market Fund:

In our opinion, the accompanying statements of net assets, the statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Prime Money Market Fund and Vanguard Federal Money Market Fund (constituting separate portfolios of Vanguard Money Market Reserves) and Vanguard Admiral Treasury Money Market Fund (constituting a separate portfolio of Vanguard Admiral Funds) (hereafter referred to as the “Funds”) at August 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 12, 2015

55

Special 2015 tax information (unaudited) for Vanguard Prime Money Market Fund

This information for the fiscal year ended August 31, 2015, is included pursuant to provisions of the
Internal Revenue Code.

For nonresident alien shareholders, 64.9% of income dividends are interest-related dividends.

Special 2015 tax information (unaudited) for Vanguard Federal Money Market Fund

This information for the fiscal year ended August 31, 2015, is included pursuant to provisions of the
Internal Revenue Code.

For nonresident alien shareholders, 99.5% of income dividends are interest-related dividends.
Special 2015 tax information (unaudited) for Vanguard Admiral Treasury Money Market Fund

This information for the fiscal year ended August 31, 2015, is included pursuant to provisions of the
Internal Revenue Code.

For nonresident alien shareholders, 100% of income dividends are interest-related dividends.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

57

Six Months Ended August 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/28/2015	8/31/2015	Period
Based on Actual Fund Return
Prime Money Market Fund
Investor Shares	$1,000.00	$1,000.11	$0.81
Institutional Shares	1,000.00	1,000.41	0.50
Federal Money Market Fund	$1,000.00	$1,000.06	$0.50
Admiral Treasury Money Market Fund	$1,000.00	$1,000.05	$0.30
Based on Hypothetical 5% Yearly Return
Prime Money Market Fund
Investor Shares	$1,000.00	$1,024.40	$0.82
Institutional Shares	1,000.00	1,024.70	0.51
Federal Money Market Fund	$1,000.00	$1,024.70	$0.51
Admiral Treasury Money Market Fund	$1,000.00	$1,024.90	$0.31

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for the period are: for the Prime Money Market Fund, 0.16% for Investor Shares and 0.10% for Institutional Shares; for the Federal Money Market
Fund, 0.10%; and for the Admiral Treasury Money Market Fund, 0.06%. The annualized six-month expense ratios for the Prime Money Market
Fund Investor Shares, the Federal Money Market Fund, and the Admiral Treasury Money Market Fund reflect a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before the reduction, the annualized six-month expense ratios were: for the Prime Money Market Fund Investor Shares, 0.16%; for the Federal Money Market Fund, 0.11%; for the Admiral Treasury Money
Market Fund, 0.09%.

58

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Prime Money Market Fund, Federal Money Market Fund, and Admiral Treasury Money Market Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Fixed Income Group—serves as the investment advisor for each fund. The board determined that continuing each fund’s internalized management structure was in the best interests of each fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of each fund’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the funds, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about the funds’ most recent performance can be found on the Performance Summary pages of this report.

Cost

The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that each fund’s advisory fee rate was also well below its peer-group average. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that each fund’s at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

59

Glossary

SEC Yields. A money market fund’s 7-day SEC yield is calculated by annualizing its income distributions for the previous seven days, as required by the U.S. Securities and Exchange Commission.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Credit Quality. For Vanguard money market funds, the Distribution by Credit Quality table includes tier ratings for consistency with SEC Rule 2a-7 under the Investment Company Act of 1940, which governs money market funds. A First Tier security is one that is eligible for money market funds and has been rated in the highest short-term rating category for debt obligations by nationally recognized statistical rating organizations. Credit-quality ratings are obtained from Moody’s, Fitch, and S&P. For securities rated by all three agencies, where two of them are in agreement and assign the highest rating category, the highest rating applies. If a security is only rated by two agencies, and their ratings are in different categories, the lower of the ratings applies. An unrated security is First Tier if it represents quality comparable to that of a rated security, as determined in accordance with SEC Rule 2a-7.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

60

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester,	Occupation(s) During the Past Five Years and Other
Amerigroup Corporation (managed health care), the	Experience: Corporate Vice President and Chief
University of Rochester Medical Center, Monroe	Global Diversity Officer (retired 2008) and Member
Community College Foundation, and North Carolina	of the Executive Committee (1997–2008) of Johnson
A&T University.	& Johnson (pharmaceuticals/medical devices/
consumer products); Director of Skytop Lodge
Corporation (hotels), the University Medical Center
at Princeton, the Robert Wood Johnson Foundation,
and the Center for Talent Innovation; Member of
the Advisory Board of the Institute for Women’s
Leadership at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee; Board Member of	Heidi Stam
TIFF Advisory Services, Inc., and Catholic Investment	Born 1956. Secretary Since July 2005. Principal
Services, Inc. (investment advisors); Member of	Occupation(s) During the Past Five Years and Other
the Investment Advisory Committee of Major	Experience: Managing Director of The Vanguard
League Baseball.	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	Chris D. McIsaac
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Paul A. Heller	Thomas M. Rampulla
the Museum of Fine Arts Boston.	Martha G. King	Glenn W. Reed
	John T. Marcante	Karin A. Risi
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other
Experience: President and Chief Operating Officer
(retired 2010) of Corning Incorporated (communications	Chairman Emeritus and Senior Advisor
equipment); Trustee of Colby-Sawyer College;
Member of the Advisory Board of the Norris Cotton	John J. Brennan
Cancer Center and of the Advisory Board of the	Chairman, 1996–2009
Parthenon Group (strategy consulting).	Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q300 102015

Annual Report | August 31, 2015

Vanguard S&P Mid-Cap 400 Index Funds

Vanguard S&P Mid-Cap 400 Index Fund

Vanguard S&P Mid-Cap 400 Value Index Fund

Vanguard S&P Mid-Cap 400 Growth Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
S&P Mid-Cap 400 Index Fund.	9
S&P Mid-Cap 400 Value Index Fund.	27
S&P Mid-Cap 400 Growth Index Fund.	44
Your Fund’s After-Tax Returns.	62
About Your Fund’s Expenses.	63
Trustees Approve Advisory Arrangements.	65
Glossary.	66

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2015
Total
Returns
Vanguard S&P Mid-Cap 400 Index Fund
ETF Shares
Market Price	-0.06%
Net Asset Value	-0.12
Institutional Shares	-0.04
S&P MidCap 400 Index	0.01
Mid-Cap Core Funds Average	-1.65
Mid-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard S&P Mid-Cap 400 Value Index Fund
ETF Shares
Market Price	-4.16%
Net Asset Value	-4.17
Institutional Shares	-4.05
S&P MidCap 400 Value Index	-3.98
Mid-Cap Value Funds Average	-2.77
Mid-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard S&P Mid-Cap 400 Growth Index Fund
ETF Shares
Market Price	3.63%
Net Asset Value	3.60
Institutional Shares	3.72
S&P MidCap 400 Growth Index	3.79
Mid-Cap Growth Funds Average	2.23
Mid-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The
Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573;
8,090,646; and 8,417,623.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock
Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

1

Chairman’s Letter

Dear Shareholder,

After delivering strong returns in the prior fiscal year, U.S. stocks turned in a generally lackluster performance over the 12 months ended August 31, 2015. Growth stocks were something of an exception to this trend, as they got a boost from a rally by health care stocks. Value stocks, meanwhile, lagged.

Results for the three Vanguard mid-capitalization stock index funds reviewed in this report reflected these market dynamics. The S&P Mid-Cap 400 Growth Index Fund returned 3.60%, while the S&P Mid-Cap 400 Value Index Fund returned –4.17%. The S&P Mid-Cap 400 Index Fund, which includes both growth and value stocks, returned –0.12%. (Returns cited are for ETF Shares, based on net asset value.)

All three funds closely tracked their target benchmarks. Returns for the Growth Index Fund and the Index Fund were better than the average returns of their peer funds. The Value Index Fund’s result lagged the average performance of its peers.

If you hold your shares in a taxable account, you may want to review the information on after-tax returns that appears later in this report.

August stock market anxiety led to flat 12-month returns

U.S. stocks generally moved in opposite directions over the two halves of the fiscal year. Ultimately, the broad stock market ended about where it started, returning

2

less than 1%. The market’s first-half advance of about 6% was followed by a second-half retreat of about –5%.

Much of the decline came in August, when stocks tumbled over fears about the global impact of China’s economic deceleration. Greece’s debt crisis, the strong U.S. dollar, perceived high valuations, and speculation over when the Federal Reserve might start to raise short-term interest rates also weighed on the market at times. (Shortly after the close of your fund’s reporting period, the Fed announced at its September meeting that it would leave rates unchanged for the time being.)

For U.S. investors, international stocks returned about –12%, a result that would have been better if not for the dollar’s strength against many foreign currencies. China’s troubles buffeted emerging markets, which produced lower returns than the developed markets of Europe and the Pacific region.

Bond results were muted as the Fed weighed a rate hike

The broad U.S. taxable bond market returned 1.56%. Bond prices, which generally fell slightly, were helped at times by demand from global investors seeking shelter from stock market volatility or seeking higher yields than

Market Barometer

	Average Annual Total Returns
	Periods Ended August 31, 2015
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	0.40%	14.68%	16.07%
Russell 2000 Index (Small-caps)	0.03	14.12	15.55
Russell 3000 Index (Broad U.S. market)	0.36	14.63	16.03
FTSE All-World ex US Index (International)	-11.50	5.79	5.17

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	1.56%	1.53%	2.98%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.52	2.83	3.96
Citigroup Three-Month U.S. Treasury Bill Index	0.02	0.03	0.05

CPI
Consumer Price Index	0.20%	1.14%	1.77%

3

those available in many other developed markets. The yield of the 10-year U.S. Treasury note ended August at 2.18%, down from 2.34% a year earlier.

Limited by the dollar’s strength, international bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –11.97%. Without this currency effect, international bonds returned about 3%.

The Fed’s 0%–0.25% target for short-term interest rates continued to restrain returns for money market funds and savings accounts.

Lifted by the health care sector, growth stocks moved out front

As I mentioned, growth stocks generally outpaced value stocks over the 12 months. You’ll recall that value stocks tend to sell at relatively low prices in relation to their earnings or book value, reflecting the lower sales and earnings growth prospects of their underlying companies. Growth stocks, by contrast, typically have higher valuations because of their underlying companies’ earnings and revenue potential. As an experienced investor knows, these two categories frequently swap leadership positions from one period to another. For this reason, we counsel that broad diversification is the best course.

Expense Ratios
Your Fund Compared With Its Peer Group

	ETF	Institutional	Peer Group
	Shares	Shares	Average
S&P Mid-Cap 400 Index Fund	0.15%	0.08%	1.19%
S&P Mid-Cap 400 Value Index Fund	0.20	0.08	1.29
S&P Mid-Cap 400 Growth Index Fund	0.20	0.08	1.31

The fund expense ratios shown are from the prospectus dated December 19, 2014, and represent estimated costs for the current fiscal year.
For the fiscal year ended August 31, 2015, the funds’ expense ratios were: for the S&P Mid-Cap 400 Index Fund,  0.15% for ETF Shares and
0.08% for Institutional Shares; for the S&P Mid-Cap 400 Value Index Fund, 0.20% for ETF Shares and 0.08% for Institutional Shares; and for
the S&P Mid-Cap 400 Growth Index Fund, 0.20% for ETF Shares and 0.08% for Institutional Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2014.

Peer groups: For the S&P Mid-Cap 400 Index Fund, Mid-Cap Core Funds; for the S&P Mid-Cap 400 Value Index Fund, Mid-Cap Value Funds;
and for the S&P Mid-Cap 400 Growth Index Fund, Mid-Cap Growth Funds.

4

Robust returns for health care stocks helped give the growth segment the edge in the latest fiscal year. A rapid pace of mergers and acquisitions, coupled with investors’ optimism about new medicines, propelled pharmaceutical and biotechnology stocks. Longer-term trends also buoyed the sector: The aging population requires more health care in all forms, health care has become more accessible across the globe, and more Americans are insured as a result of the Affordable Care Act.

Of the three funds covered in this report, the Growth Index Fund had the highest weighting in the health care sector and, consequently, benefited the most from its rally.

At the other end of the scale, many energy stocks struggled. Oil prices fell about 50%, in part because of high output from some leading oil-producing countries and concerns about slower growth in China, the world’s largest oil importer. Natural gas prices also declined, but not as dramatically, amid burgeoning U.S. production.

In this challenging environment, energy stocks plummeted. The Value Index Fund, which among the three funds had the highest weighting in energy, suffered the most from the sector’s retreat.

Total Returns
Inception Through August 31, 2015

Average
Annual
Return
S&P Mid-Cap 400 Index Fund ETF Shares Net Asset Value (Returns since inception: 9/7/2010)	14.98%
S&P MidCap 400 Index	15.14
Mid-Cap Core Funds Average	13.77
Mid-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

S&P Mid-Cap 400 Value Index Fund ETF Shares Net Asset Value (Returns since inception: 9/7/2010)	14.25%
S&P MidCap 400 Value Index	14.48
Mid-Cap Value Funds Average	13.82
Mid-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

S&P Mid-Cap 400 Growth Index Fund ETF Shares Net Asset Value (Returns since inception: 9/7/2010)	15.55%
S&P MidCap 400 Growth Index	15.75
Mid-Cap Growth Funds Average	14.07
Mid-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

Since inception, each fund has closely tracked its index

The hallmark of a successful index fund is its ability to closely track the return of its benchmark index over time, after allowing for normal operating expenses. Using sophisticated portfolio construction and trading strategies developed and refined over many years, Vanguard Equity Index Group, your fund’s advisor, has achieved that standard of success for each one of the funds covered in this report.

From their inception about five years ago through August 31, 2015, the funds’ ETF Shares posted average annual returns ranging from 14.25% for the Value Index Fund to 15.55% for the Growth Index Fund.

When the markets are volatile, maintaining perspective is key

As I noted earlier, volatility returned to the stock market with a vengeance in the final weeks of August. Stocks were unsettled as investors grew more worried that a slowdown in China’s growth could affect markets across the globe.

An indexing benefit that’s worth keeping in mind

As a Vanguard investor, you’re probably familiar with the cost and diversification benefits that index funds typically offer. But there’s a lesser-known—yet important—advantage to indexing as well: relative predictability.

Simply put, index funds help you capture the market’s return more predictably than actively managed funds.

By definition, an index fund is built and managed to track the return of its designated broad market or market segment. Some do so more closely than others. But what’s key is that you know what to expect: whatever the market returns—good or bad—minus the fund’s costs.
Active managers, in contrast, seek to beat the market—and do so with varying degrees of success at different times.

The relative predictability of indexing can help you stay on course with your investment goals, by reducing the likelihood of particular surprises—such as being out of step with market performance. The confidence of knowing that you’ll earn a market-like return can reduce the temptation to trade based on emotions.

We recognize that some investors want the opportunity to outperform the market. That’s why Vanguard also offers low-cost active funds managed by carefully selected, world-class advisors, so you can choose an investment strategy that aligns with both your goals and your risk appetite.

6

This turmoil may have evoked painful memories of previous financial setbacks—memories that had been receding after more than six years of strong U.S. stock performance. And inevitably, that sort of upheaval can lead some investors to make rash moves with their portfolios.

During periods of market adversity, however, it’s more important than ever to keep sight of one of Vanguard’s key principles: Maintain perspective and long-term discipline. Whether you’re investing for yourself or on behalf of clients, your success is affected greatly by how you react––or don’t react––when the markets turn turbulent. (You can read Vanguard’s Principles for Investing Success at vanguard.com/research.)

As I’ve written in the past, the best course for long-term investors generally is to ignore daily market moves and not make decisions based on emotion. This is also a good time to evaluate your portfolio and make sure your asset allocation is aligned with your time horizon, goals, and risk tolerance.

The markets are unpredictable and often confounding. Keeping long-term plans clearly in focus can help you weather these periodic storms.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 18, 2015

7

Your Fund’s Performance at a Glance
August 31, 2014, Through August 31, 2015
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard S&P Mid-Cap 400 Index Fund
ETF Shares	$97.19	$95.87	$1.225	$0.000
Institutional Shares	194.13	191.51	2.570	0.000
Vanguard S&P Mid-Cap 400 Value Index Fund
ETF Shares	$96.78	$91.40	$1.417	$0.000
Institutional Shares	193.66	182.92	3.033	0.000
Vanguard S&P Mid-Cap 400 Growth Index
Fund
ETF Shares	$97.18	$99.88	$0.792	$0.000
Institutional Shares	193.45	198.85	1.771	0.000

8

S&P Mid-Cap 400 Index Fund

Fund Profile
As of August 31, 2015

Share-Class Characteristics

	ETF	Institutional
	Shares	Shares
Ticker Symbol	IVOO	VSPMX
Expense Ratio[1]	0.15%	0.08%
30-Day SEC Yield	1.50%	1.60%

Portfolio Characteristics
			DJ
			U.S.
			Total
		S&P	Market
		MidCap	FA
	Fund	400 Index	Index
Number of Stocks	400	400	3,828
Median Market Cap	$4.5B	$4.5B	$47.2B
Price/Earnings Ratio	22.5x	22.5x	20.8x
Price/Book Ratio	2.3x	2.3x	2.6x
Return on Equity	14.1%	14.1%	17.1%
Earnings Growth
Rate	13.0%	13.0%	10.2%
Dividend Yield	1.7%	1.7%	2.1%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	12%	—	—
Short-Term
Reserves	0.0%	—	—

Volatility Measures
		DJ
	S&P	U.S. Total
	MidCap	Market
	400 Index	FA Index
R-Squared	1.00	0.85
Beta	1.00	1.04
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Church & Dwight Co.
Inc.	Household Products	0.7%
Jarden Corp.	Housewares &
	Specialties	0.7
Foot Locker Inc.	Apparel Retail	0.7
Alaska Air Group Inc.	Airlines	0.6
Hologic Inc.	Health Care
	Equipment	0.6
Wabtec Corp.	Construction
	Machinery & Heavy
	Trucks	0.6
HollyFrontier Corp.	Oil & Gas Refining &
	Marketing	0.6
LKQ Corp.	Distributors	0.6
Extra Space Storage Inc. Specialized REITs		0.6
Federal Realty
Investment Trust	Retail REITs	0.6
Top Ten		6.3%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 19, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2015, the expense ratios were 0.15% for ETF Shares and 0.08% for Institutional Shares.

9

S&P Mid-Cap 400 Index Fund

Sector Diversification (% of equity exposure)
			DJ
			U.S.
			Total
		S&P	Market
		MidCap	FA
	Fund	400 Index	Index
Consumer Discretionary 13.8%		13.8%	13.5%
Consumer Staples	4.5	4.5	8.4
Energy	3.7	3.7	6.6
Financials	25.6	25.5	18.2
Health Care	9.5	9.5	15.0
Industrials	15.3	15.3	10.7
Information Technology 15.8		15.9	19.1
Materials	6.9	6.9	3.3
Telecommunication
Services	0.2	0.2	2.2
Utilities	4.7	4.7	3.0

10

S&P Mid-Cap 400 Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 7, 2010, Through August 31, 2015
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2015
			Since	Final Value
		One	Inception	of a $10,000
		Year	(9/7/2010)	Investment
	S&P Mid-Cap 400 Index Fund*ETF
	Shares Net Asset Value	-0.12%	14.98%	$20,046
	S&P Mid-Cap 400 Index Fund*ETF
	Shares Market Price	-0.06	14.99	20,050
••••••••	S&P MidCap 400 Index	0.01	15.14	20,184
– – – –	Mid-Cap Core Funds Average	-1.65	13.77	19,017
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	0.29	15.13	20,172
Mid-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(3/28/2011)	Investment
S&P Mid-Cap 400 Index Fund Institutional
Shares	-0.04%	10.59%	$7,806,921

S&P MidCap 400 Index	0.01	10.66	7,828,958
Dow Jones U.S. Total Stock Market Float
Adjusted Index	0.29	11.83	8,202,256

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.
Institutional Shares were first issued on December 15, 2010, and the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on March 28, 2011. The total returns shown are based on the period beginning March 28, 2011.

See Financial Highlights for dividend and capital gains information.

11

S&P Mid-Cap 400 Index Fund

Cumulative Returns of ETF Shares: September 7, 2010, Through August 31, 2015
		Since
	One	Inception
	Year	(9/7/2010)
S&P Mid-Cap 400 Index Fund ETF Shares Market
Price	-0.06%	100.50%
S&P Mid-Cap 400 Index Fund ETF Shares Net Asset
Value	-0.12	100.46
S&P MidCap 400 Index	0.01	101.84
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 7, 2010, Through August 31, 2015

Average Annual Total Returns: Periods Ended June 30, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
ETF Shares	9/7/2010
Market Price		6.28%	16.92%
Net Asset Value		6.27	16.91
Institutional Shares	3/28/2011[1]	6.35	12.51

1 Institutional Shares were first issued on December 15, 2010, and the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on March 28, 2011. The total returns shown are based on the period beginning March 28, 2011.

12

S&P Mid-Cap 400 Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.6%)[1]
Consumer Discretionary (13.7%)
*	Jarden Corp.	134,178	6,889
	Foot Locker Inc.	96,745	6,849
*	LKQ Corp.	210,433	6,311
	Polaris Industries Inc.	42,298	5,493
	Williams-Sonoma Inc.	58,964	4,483
	Service Corp. International	139,810	4,145
*	Toll Brothers Inc.	110,870	4,099
*	NVR Inc.	2,672	4,061
	Domino’s Pizza Inc.	38,185	4,045
*	Skechers U.S.A. Inc. Class A	28,438	4,002
	Carter’s Inc.	36,351	3,574
	Dick’s Sporting Goods Inc.	67,204	3,369
	Dunkin’ Brands Group Inc.	66,583	3,340
	Brunswick Corp.	64,138	3,188
	Gentex Corp.	203,549	3,155
*	Panera Bread Co. Class A	17,551	3,129
*	Tempur Sealy
	International Inc.	42,223	3,083
*	AMC Networks Inc. Class A	41,010	2,968
*	Office Depot Inc.	341,077	2,705
	Cinemark Holdings Inc.	72,709	2,585
*	Buffalo Wild Wings Inc.	13,144	2,493
*	Live Nation
	Entertainment Inc.	100,971	2,486
	Cracker Barrel Old
	Country Store Inc.	16,578	2,390
	Brinker International Inc.	42,241	2,244
	American Eagle
	Outfitters Inc.	121,530	2,068
*	Vista Outdoor Inc.	43,955	2,055
	Graham Holdings Co.
	Class B	3,064	2,027
	Jack in the Box Inc.	25,828	2,019
	Dana Holding Corp.	112,724	1,977
*	JC Penney Co. Inc.	211,061	1,923
	CST Brands Inc.	53,236	1,848
	Big Lots Inc.	37,272	1,789

	Tupperware Brands Corp.	34,443	1,765
	Thor Industries Inc.	31,500	1,719
	Cheesecake Factory Inc.	31,339	1,701
	Aaron’s Inc.	44,635	1,681
*	Kate Spade & Co.	88,219	1,673
	John Wiley & Sons Inc.
	Class A	32,057	1,653
	Time Inc.	75,688	1,572
	Sotheby’s	42,739	1,505
*	Murphy USA Inc.	29,404	1,503
*	Cabela’s Inc.	33,147	1,491
*	Deckers Outdoor Corp.	23,012	1,482
	Chico’s FAS Inc.	99,075	1,477
	Wendy’s Co.	159,766	1,455
*	Ascena Retail Group Inc.	118,156	1,426
*	TRI Pointe Group Inc.	101,657	1,411
	HSN Inc.	22,485	1,367
*	Cable One Inc.	3,065	1,273
	Meredith Corp.	25,275	1,194
	New York Times Co. Class A	90,674	1,103
	DeVry Education Group Inc.	39,647	1,037
*	DreamWorks Animation
	SKG Inc. Class A	50,444	1,006
	Rent-A-Center Inc.	36,661	986
	Guess? Inc.	44,500	984
	Abercrombie & Fitch Co.	48,174	957
	KB Home	62,940	922
	MDC Holdings Inc.	27,067	771
*	Apollo Education Group Inc.	66,807	742
	International Speedway
	Corp. Class A	19,366	621
			143,269
Consumer Staples (4.5%)
	Church & Dwight Co. Inc.	90,533	7,811
*	WhiteWave Foods Co.
	Class A	121,144	5,589
*	Hain Celestial Group Inc.	70,982	4,320
	Ingredion Inc.	49,500	4,274
*	Edgewell Personal Care Co.	43,026	3,789
	Flowers Foods Inc.	127,912	2,969

13

S&P Mid-Cap 400 Index Fund

			Market
			Value•
		Shares	($000)
	Casey’s General Stores Inc.	26,798	2,837
*	Post Holdings Inc.	41,997	2,741
*	TreeHouse Foods Inc.	29,668	2,355
	Energizer Holdings Inc.	42,975	1,795
*	United Natural Foods Inc.	34,604	1,666
	Avon Products Inc.	300,686	1,560
*	Boston Beer Co. Inc.
	Class A	6,305	1,293
	Lancaster Colony Corp.	13,425	1,273
*	SUPERVALU Inc.	142,951	1,178
	Dean Foods Co.	65,226	1,074
	Tootsie Roll Industries Inc.	14,127	439
			46,963
Energy (3.7%)
	HollyFrontier Corp.	135,584	6,353
	Oceaneering
	International Inc.	68,322	2,994
	Energen Corp.	54,516	2,835
*	Gulfport Energy Corp.	73,801	2,644
	Nabors Industries Ltd.	201,465	2,325
	Noble Corp. plc	167,191	2,177
	Western Refining Inc.	48,838	2,101
	World Fuel Services Corp.	49,880	1,928
*	Dril-Quip Inc.	26,917	1,856
	SM Energy Co.	46,623	1,711
	Patterson-UTI Energy Inc.	102,202	1,664
	Superior Energy
	Services Inc.	103,978	1,654
	QEP Resources Inc.	112,327	1,577
	Rowan Cos. plc Class A	86,228	1,549
*	WPX Energy Inc.	162,272	1,186
	Denbury Resources Inc.	246,923	1,072
*	Oil States International Inc.	35,723	1,013
	California Resources Corp.	213,930	830
	Atwood Oceanics Inc.	41,640	796
*	Helix Energy Solutions
	Group Inc.	68,292	475
			38,740
Financials (25.4%)
	Extra Space Storage Inc.	85,268	6,265
	Federal Realty
	Investment Trust	47,513	6,133
	UDR Inc.	179,163	5,787
	New York Community
	Bancorp Inc.	307,349	5,428
	Everest Re Group Ltd.	30,738	5,404
*	Alleghany Corp.	11,112	5,220
	HCC Insurance Holdings Inc.	66,206	5,116
	Arthur J Gallagher & Co.	116,190	5,080
	MSCI Inc. Class A	77,777	4,707
*	Signature Bank	35,168	4,695
	Raymond James
	Financial Inc.	88,566	4,693
	Jones Lang LaSalle Inc.	31,035	4,620

	SEI Investments Co.	89,654	4,535
*	SVB Financial Group	35,450	4,434
	Camden Property Trust	60,081	4,328
	Duke Realty Corp.	238,714	4,311
	Alexandria Real Estate
	Equities Inc.	49,840	4,286
	Reinsurance Group of
	America Inc. Class A	45,798	4,162
	Mid-America Apartment
	Communities Inc.	52,128	4,097
	East West Bancorp Inc.	100,154	4,047
	Kilroy Realty Corp.	60,918	3,951
	Regency Centers Corp.	65,258	3,870
	Omega Healthcare
	Investors Inc.	111,249	3,758
	WR Berkley Corp.	69,097	3,751
	CBOE Holdings Inc.	57,752	3,653
	American Financial
	Group Inc.	51,091	3,528
	StanCorp Financial
	Group Inc.	29,203	3,321
	RenaissanceRe
	Holdings Ltd.	31,863	3,248
	National Retail
	Properties Inc.	92,718	3,222
	Liberty Property Trust	103,417	3,179
	Lamar Advertising Co.
	Class A	55,982	2,986
	Home Properties Inc.	40,072	2,974
	Taubman Centers Inc.	42,767	2,950
	City National Corp.	33,472	2,938
	First American
	Financial Corp.	75,001	2,915
	PacWest Bancorp	67,733	2,888
	Eaton Vance Corp.	81,602	2,829
	Synovus Financial Corp.	92,166	2,805
	Endurance Specialty
	Holdings Ltd.	41,909	2,672
	Hospitality Properties Trust	103,763	2,669
	American Campus
	Communities Inc.	77,713	2,662
	Old Republic
	International Corp.	166,913	2,622
	Douglas Emmett Inc.	94,872	2,621
	BioMed Realty Trust Inc.	140,827	2,605
	Commerce Bancshares Inc.	57,803	2,590
	Brown & Brown Inc.	79,915	2,562
	Senior Housing
	Properties Trust	162,615	2,553
	Umpqua Holdings Corp.	152,616	2,550
*	SLM Corp.	294,553	2,498
	Weingarten Realty Investors	78,877	2,496
	Highwoods Properties Inc.	65,079	2,469
	Cullen/Frost Bankers Inc.	38,034	2,459
	LaSalle Hotel Properties	78,165	2,459

14

S&P Mid-Cap 400 Index Fund

			Market
			Value•
		Shares	($000)
	CNO Financial Group Inc.	136,275	2,438
	Hanover Insurance
	Group Inc.	30,597	2,414
	Corrections Corp. of America	80,976	2,379
	First Horizon National Corp.	161,575	2,348
	Waddell & Reed Financial
	Inc. Class A	58,318	2,278
	First Niagara Financial
	Group Inc.	243,796	2,255
	Sovran Self Storage Inc.	24,824	2,227
	Webster Financial Corp.	62,820	2,223
*	Stifel Financial Corp.	46,902	2,186
	Prosperity Bancshares Inc.	41,622	2,151
	Tanger Factory Outlet
	Centers Inc.	66,217	2,095
	FirstMerit Corp.	114,554	2,057
	Federated Investors Inc.
	Class B	66,021	2,047
	Bank of the Ozarks Inc.	48,567	2,030
	Rayonier Inc.	87,743	2,018
	Aspen Insurance
	Holdings Ltd.	42,577	1,955
	Associated Banc-Corp	105,390	1,935
	Bank of Hawaii Corp.	30,138	1,870
*	Care Capital Properties Inc.	57,158	1,817
	TCF Financial Corp.	116,726	1,812
	Communications Sales &
	Leasing Inc.	82,829	1,665
	WP GLIMCHER Inc.	127,976	1,550
	Cathay General Bancorp	51,361	1,522
	Janus Capital Group Inc.	102,252	1,521
	Primerica Inc.	35,699	1,517
	Hancock Holding Co.	53,832	1,512
	Washington Federal Inc.	65,538	1,487
	Fulton Financial Corp.	122,108	1,485
	WisdomTree
	Investments Inc.	77,653	1,456
	Valley National Bancorp	152,664	1,444
	BancorpSouth Inc.	59,386	1,411
	Corporate Office
	Properties Trust	65,334	1,374
	Urban Edge Properties	63,801	1,334
	Equity One Inc.	55,474	1,304
	Mercury General Corp.	25,158	1,280
	Kemper Corp.	34,033	1,205
	Mack-Cali Realty Corp.	57,912	1,085
	Trustmark Corp.	46,701	1,076
	Alexander & Baldwin Inc.	31,406	1,062
	International
	Bancshares Corp.	39,947	1,025
	Potlatch Corp.	28,167	930
			265,381

Health Care (9.4%)
*	Hologic Inc.	169,100	6,563
*	Mettler-Toledo
	International Inc.	19,349	5,738
	Cooper Cos. Inc.	33,614	5,460
*	MEDNAX Inc.	64,704	5,212
*	Centene Corp.	82,266	5,077
	ResMed Inc.	97,491	5,064
*	United Therapeutics Corp.	31,977	4,816
*	IDEXX Laboratories Inc.	64,749	4,628
*	Community Health
	Systems Inc.	81,659	4,385
	Teleflex Inc.	28,732	3,758
*	Sirona Dental Systems Inc.	38,437	3,666
*	Health Net Inc.	53,370	3,419
*	VCA Inc.	56,847	3,148
*	Align Technology Inc.	50,285	2,846
	West Pharmaceutical
	Services Inc.	49,783	2,780
*	WellCare Health Plans Inc.	30,474	2,763
	STERIS Corp.	41,325	2,647
*	PAREXEL International Corp.	38,174	2,509
	Bio-Techne Corp.	25,708	2,429
*	LifePoint Health Inc.	30,660	2,395
*	Thoratec Corp.	37,505	2,356
*	Charles River Laboratories
	International Inc.	32,773	2,258
*	Akorn Inc.	54,609	2,173
*	Catalent Inc.	67,841	2,157
*	Molina Healthcare Inc.	27,809	2,074
	Hill-Rom Holdings Inc.	39,151	2,069
*	Bio-Rad Laboratories Inc.
	Class A	14,293	1,991
*	Allscripts Healthcare
	Solutions Inc.	117,498	1,618
	Owens & Minor Inc.	43,632	1,483
*	Halyard Health Inc.	32,173	1,012
			98,494
Industrials (15.3%)
	Alaska Air Group Inc.	89,678	6,713
	Wabtec Corp.	66,836	6,400
	Acuity Brands Inc.	30,045	5,855
	Towers Watson & Co.
	Class A	47,957	5,694
	Fortune Brands Home &
	Security Inc.	110,287	5,277
	ManpowerGroup Inc.	54,117	4,703
	Carlisle Cos. Inc.	45,198	4,551
	Waste Connections Inc.	85,694	4,076
*	JetBlue Airways Corp.	182,052	4,063
	IDEX Corp.	53,925	3,873
	Huntington Ingalls
	Industries Inc.	33,650	3,788
	Hubbell Inc. Class B	36,827	3,634

15

S&P Mid-Cap 400 Index Fund

			Market
			Value•
		Shares	($000)
	B/E Aerospace Inc.	73,451	3,581
	Lennox International Inc.	28,641	3,381
	AO Smith Corp.	51,841	3,344
*	Old Dominion Freight
	Line Inc.	46,879	3,117
	Orbital ATK Inc.	41,119	3,113
	Lincoln Electric Holdings Inc.	52,298	3,067
	Trinity Industries Inc.	107,209	2,894
*	AECOM	104,050	2,861
	Graco Inc.	40,602	2,801
*	Copart Inc.	78,790	2,759
	Donaldson Co. Inc.	87,486	2,739
*	Kirby Corp.	38,603	2,723
	AGCO Corp.	55,443	2,719
	Nordson Corp.	39,147	2,604
*	Genesee & Wyoming Inc.
	Class A	35,511	2,428
*	Teledyne Technologies Inc.	24,451	2,394
	MSC Industrial Direct Co.
	Inc. Class A	35,008	2,370
	Watsco Inc.	19,001	2,327
	ITT Corp.	61,632	2,306
	Oshkosh Corp.	54,040	2,272
	RR Donnelley & Sons Co.	144,348	2,266
	Regal Beloit Corp.	30,960	2,064
	Landstar System Inc.	30,686	2,031
	Deluxe Corp.	34,500	2,001
	CLARCOR Inc.	34,660	1,954
	Rollins Inc.	66,479	1,856
	Woodward Inc.	40,172	1,832
*	Clean Harbors Inc.	36,891	1,812
	Crane Co.	33,665	1,769
*	Esterline Technologies Corp.	21,290	1,740
	KBR Inc.	99,683	1,739
	Valmont Industries Inc.	16,278	1,730
	Terex Corp.	72,630	1,695
	Triumph Group Inc.	34,050	1,682
	Kennametal Inc.	54,786	1,671
	SPX Corp.	28,351	1,665
	CEB Inc.	23,123	1,656
	Timken Co.	50,152	1,592
	GATX Corp.	30,341	1,504
	HNI Corp.	30,744	1,437
*	KLX Inc.	36,457	1,426
	Con-way Inc.	39,830	1,402
*	NOW Inc.	74,086	1,264
*	FTI Consulting Inc.	28,755	1,146
	Herman Miller Inc.	41,236	1,118
	MSA Safety Inc.	21,766	990
	Granite Construction Inc.	25,179	869
	Werner Enterprises Inc.	30,864	818
			159,156

Information Technology (15.8%)
*	ANSYS Inc.	62,104	5,502
	CDK Global Inc.	110,907	5,494
	Global Payments Inc.	45,976	5,121
*	Synopsys Inc.	107,290	5,035
*	Gartner Inc.	57,438	4,912
	Broadridge Financial
	Solutions Inc.	82,933	4,378
	FactSet Research
	Systems Inc.	26,873	4,244
*	Fortinet Inc.	98,540	4,152
*	Cadence Design
	Systems Inc.	202,484	4,054
	Avnet Inc.	93,969	3,984
	Jack Henry &
	Associates Inc.	56,577	3,845
*	Keysight Technologies Inc.	117,158	3,754
*	Arrow Electronics Inc.	66,200	3,702
*	Ultimate Software
	Group Inc.	19,774	3,484
*	Trimble Navigation Ltd.	179,514	3,393
*	Tyler Technologies Inc.	23,299	3,216
*	Manhattan Associates Inc.	51,051	2,985
*	Zebra Technologies Corp.	35,789	2,966
*	NCR Corp.	117,279	2,943
	Ingram Micro Inc.	108,117	2,926
	MAXIMUS Inc.	45,592	2,761
	Teradyne Inc.	148,448	2,678
*	PTC Inc.	79,566	2,635
	Jabil Circuit Inc.	134,072	2,594
*	WEX Inc.	26,744	2,528
*	Rackspace Hosting Inc.	82,023	2,494
*	VeriFone Systems Inc.	79,086	2,471
*	ARRIS Group Inc.	91,805	2,425
*	NetScout Systems Inc.	65,023	2,377
*	CoreLogic Inc.	62,424	2,369
	Atmel Corp.	288,395	2,356
	Cypress
	Semiconductor Corp.	229,332	2,293
	Solera Holdings Inc.	46,376	2,234
	FEI Co.	28,715	2,167
	Cognex Corp.	60,201	2,141
*	SunEdison Inc.	201,420	2,095
*	IPG Photonics Corp.	24,728	2,088
*,^	Cree Inc.	75,397	2,052
	National Instruments Corp.	69,954	2,043
	DST Systems Inc.	19,525	2,000
*	Integrated Device
	Technology Inc.	102,517	1,947
*	Ciena Corp.	82,722	1,850
	Fair Isaac Corp.	21,459	1,836
*	SolarWinds Inc.	45,923	1,825
	Leidos Holdings Inc.	43,179	1,817

16

S&P Mid-Cap 400 Index Fund

			Market
			Value•
		Shares	($000)
*	Synaptics Inc.	25,452	1,784
	Mentor Graphics Corp.	68,286	1,765
*	ACI Worldwide Inc.	80,676	1,721
*	Tech Data Corp.	25,391	1,657
	Convergys Corp.	68,301	1,544
	Belden Inc.	29,474	1,485
	Diebold Inc.	44,817	1,395
	Science Applications
	International Corp.	27,360	1,334
	Plantronics Inc.	24,355	1,295
	Lexmark International Inc.
	Class A	42,369	1,270
	InterDigital Inc.	24,931	1,233
*	Silicon Laboratories Inc.	27,458	1,194
*	Acxiom Corp.	54,039	1,133
*	Fairchild Semiconductor
	International Inc. Class A	80,489	1,095
*	NeuStar Inc. Class A	38,276	1,070
*	CommVault Systems Inc.	29,392	1,053
*	Polycom Inc.	93,371	1,005
*,^	3D Systems Corp.	72,768	999
*,^	Knowles Corp.	61,085	994
	Intersil Corp. Class A	91,145	961
	Vishay Intertechnology Inc.	93,866	927
*,^	Advanced Micro
	Devices Inc.	436,490	790
*	Rovi Corp.	61,251	678
			164,548
Materials (6.9%)
	Packaging Corp. of America	68,540	4,600
	Ashland Inc.	43,011	4,515
	RPM International Inc.	92,168	4,041
	Valspar Corp.	51,715	3,791
	Cytec Industries Inc.	49,397	3,665
	Albemarle Corp.	77,619	3,509
	Steel Dynamics Inc.	167,300	3,259
	Reliance Steel &
	Aluminum Co.	51,399	2,987
	AptarGroup Inc.	43,314	2,918
	Bemis Co. Inc.	67,421	2,860
	Eagle Materials Inc.	34,758	2,844
	NewMarket Corp.	7,319	2,805
	Sonoco Products Co.	69,816	2,745
	Royal Gold Inc.	45,113	2,171
	Sensient Technologies Corp.	32,293	2,104
	PolyOne Corp.	61,628	2,001
	Scotts Miracle-Gro Co.
	Class A	30,900	1,922
	Compass Minerals
	International Inc.	23,262	1,884
	Domtar Corp.	44,233	1,779
	United States Steel Corp.	100,673	1,649
*	Louisiana-Pacific Corp.	98,443	1,618
	Silgan Holdings Inc.	28,856	1,511
	Cabot Corp.	43,863	1,486
	Allegheny Technologies Inc.	75,484	1,458

Carpenter Technology Corp.	34,839	1,359
Minerals Technologies Inc.	24,007	1,291
Commercial Metals Co.	79,994	1,256
Chemours Co.	125,146	1,210
Olin Corp.	53,584	1,069
Worthington Industries Inc.	33,497	857
Greif Inc. Class A	23,522	689
		71,853
Telecommunication Services (0.2%)
Telephone & Data
Systems Inc.	67,935	1,932

Utilities (4.7%)
Alliant Energy Corp.	78,160	4,429
UGI Corp.	119,341	4,067
OGE Energy Corp.	138,075	3,872
Atmos Energy Corp.	69,890	3,829
Westar Energy Inc. Class A	97,728	3,572
National Fuel Gas Co.	58,410	3,152
Aqua America Inc.	122,513	3,107
Great Plains Energy Inc.	106,922	2,665
MDU Resources Group Inc.	134,776	2,414
Questar Corp.	121,587	2,348
Vectren Corp.	57,177	2,300
Cleco Corp.	41,789	2,239
Hawaiian Electric
Industries Inc.	74,220	2,098
IDACORP Inc.	34,787	2,065
WGL Holdings Inc.	34,362	1,862
ONE Gas Inc.	36,346	1,562
PNM Resources Inc.	55,048	1,410
Black Hills Corp.	30,980	1,232
* Talen Energy Corp.	57,739	823
		49,046
Total Common Stocks
(Cost $1,002,724)		1,039,382
Temporary Cash Investments (0.5%)[1]
Money Market Fund (0.5%)
[2,3] Vanguard Market Liquidity
Fund, 0.168%	5,161,545	5,162

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[4,5] Federal Home Loan Bank
Discount Notes, 0.105%,
11/2/15	200	200
Total Temporary Cash Investments
(Cost $5,362)		5,362
Total Investments (100.1%)
(Cost $1,008,086)		1,044,744

17

S&P Mid-Cap 400 Index Fund

Amount
($000)
Other Assets and Liabilities (-0.1%)
Other Assets
Investment in Vanguard	96
Receivables for Accrued Income	1,309
Receivables for Capital Shares Issued	43
Other Assets	11
Total Other Assets	1,459
Liabilities
Payables for Investment
Securities Purchased	(1,615)
Collateral for Securities on Loan	(815)
Payables for Capital Shares Redeemed	(87)
Payables to Vanguard	(209)
Other Liabilities	(42)
Total Liabilities	(2,768)
Net Assets (100%)	1,043,435

At August 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	1,009,946
Undistributed Net Investment Income	9,301
Accumulated Net Realized Losses	(12,398)
Unrealized Appreciation (Depreciation)
Investment Securities	36,658
Futures Contracts	(72)
Net Assets	1,043,435

ETF Shares—Net Assets
Applicable to 3,950,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	378,689
Net Asset Value Per Share—
ETF Shares	$95.87

Institutional Shares—Net Assets
Applicable to 3,471,043 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	664,746
Net Asset Value Per Share—
Institutional Shares	$191.51

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $780,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $815,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $200,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

18

S&P Mid-Cap 400 Index Fund

Statement of Operations

Year Ended
August 31, 2015
($000)
Investment Income
Income
Dividends	15,072
Interest[1]	7
Securities Lending	165
Total Income	15,244
Expenses
The Vanguard Group—Note B
Investment Advisory Services	166
Management and Administrative—ETF Shares	386
Management and Administrative—Institutional Shares	218
Marketing and Distribution—ETF Shares	54
Marketing and Distribution—Institutional Shares	78
Custodian Fees	69
Auditing Fees	24
Shareholders’ Reports—ETF Shares	12
Shareholders’ Reports—Institutional Shares	5
Trustees’ Fees and Expenses	1
Total Expenses	1,013
Net Investment Income	14,231
Realized Net Gain (Loss)
Investment Securities Sold	82,479
Futures Contracts	135
Realized Net Gain (Loss)	82,614
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(103,352)
Futures Contracts	(178)
Change in Unrealized Appreciation (Depreciation)	(103,530)
Net Increase (Decrease) in Net Assets Resulting from Operations	(6,685)
1 Interest income from an affiliated company of the fund was $6,000.

See accompanying Notes, which are an integral part of the Financial Statements.

19

S&P Mid-Cap 400 Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	14,231	9,030
Realized Net Gain (Loss)	82,614	27,882
Change in Unrealized Appreciation (Depreciation)	(103,530)	91,620
Net Increase (Decrease) in Net Assets Resulting from Operations	(6,685)	128,532
Distributions
Net Investment Income
ETF Shares	(4,471)	(2,451)
Institutional Shares	(7,100)	(2,743)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(11,571)	(5,194)
Capital Share Transactions
ETF Shares	38,682	100,548
Institutional Shares	155,270	236,838
Net Increase (Decrease) from Capital Share Transactions	193,952	337,386
Total Increase (Decrease)	175,696	460,724
Net Assets
Beginning of Period	867,739	407,015
End of Period[1]	1,043,435	867,739
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $9,301,000 and $6,641,000.

See accompanying Notes, which are an integral part of the Financial Statements.

20

S&P Mid-Cap 400 Index Fund

Financial Highlights

ETF Shares
					Sept. 7,
					2010[1] to
For a Share Outstanding	Year Ended August 31,				August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$97.19	$79.72	$65.20	$58.37	$49.95
Investment Operations
Net Investment Income	1.330	1.016	1.133[2]	.648	. 383
Net Realized and Unrealized Gain (Loss)
on Investments	(1.425)	17.285	14.112	6.657	8.217
Total from Investment Operations	(.095)	18.301	15.245	7.305	8.600
Distributions
Dividends from Net Investment Income	(1.225)	(.831)	(.725)	(.475)	(.180)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.225)	(.831)	(.725)	(.475)	(.180)
Net Asset Value, End of Period	$95.87	$97.19	$79.72	$65.20	$58.37

Total Return	-0.12%	23.06%	23.57%	12.60%	17.21%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$379	$345	$191	$72	$32
Ratio of Total Expenses to Average Net Assets	0.15%	0.15%	0.15%	0.15%	0.15%[3]
Ratio of Net Investment Income to
Average Net Assets	1.45%	1.28%	1.50%	1.35%	1.21%[3]
Portfolio Turnover Rate [4]	12%	14%	10%	13%	26%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

21

S&P Mid-Cap 400 Index Fund

Financial Highlights

Institutional Shares
					March 28,
					2011[1] to
For a Share Outstanding	Year Ended August 31,				August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$194.13	$159.20	$130.17	$116.52	$128.01
Investment Operations
Net Investment Income	2.794	2.135	2.355 [2]	1.372	.240
Net Realized and Unrealized Gain (Loss)
on Investments	(2.844)	34.537	28.174	13.297	(11.730)
Total from Investment Operations	(.050)	36.672	30.529	14.669	(11.490)
Distributions
Dividends from Net Investment Income	(2.570)	(1.742)	(1.499)	(1.019)	—
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.570)	(1.742)	(1.499)	(1.019)	—
Net Asset Value, End of Period	$191.51	$194.13	$159.20	$130.17	$116.52

Total Return	-0.04%	23.16%	23.65%	12.69%	-8.98%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$665	$523	$216	$91	$40
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%[3]
Ratio of Net Investment Income to
Average Net Assets	1.52%	1.35%	1.57%	1.42%	1.28%[3]
Portfolio Turnover Rate [4]	12%	14%	10%	13%	26%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

22

S&P Mid-Cap 400 Index Fund

Notes to Financial Statements

Vanguard S&P Mid-Cap 400 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2015, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

23

S&P Mid-Cap 400 Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counter-party risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2015, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

24

S&P Mid-Cap 400 Index Fund

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2015, the fund had contributed to Vanguard capital in the amount of $96,000, representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,039,382	—	—
Temporary Cash Investments	5,162	200	—
Futures Contracts—Liabilities[1]	(42)	—	—
Total	1,044,502	200	—
1 Represents variation margin on the last day of the reporting period.

D. At August 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P Mid-Cap 400 Index	September 2015	28	3,961	(72)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

25

S&P Mid-Cap 400 Index Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2015, the fund realized $92,252,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2015, the fund had $9,485,000 of ordinary income available for distribution. The fund had available capital losses totaling $12,470,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2015, the cost of investment securities for tax purposes was $1,008,086,000. Net unrealized appreciation of investment securities for tax purposes was $36,658,000, consisting of unrealized gains of $113,381,000 on securities that had risen in value since their purchase and $76,723,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2015, the fund purchased $582,212,000 of investment securities and sold $384,140,000 of investment securities, other than temporary cash investments. Purchases and sales include $266,023,000 and $274,470,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

	Year Ended August 31,
	2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	367,265	3,675	200,557	2,250
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(328,583)	(3,275)	(100,009)	(1,100)
Net Increase (Decrease)—ETF Shares	38,682	400	100,548	1,150
Institutional Shares
Issued	233,449	1,167	283,336	1,592
Issued in Lieu of Cash Distributions	5,218	27	2,689	15
Redeemed	(83,397)	(415)	(49,187)	(269)
Net Increase (Decrease) —Institutional Shares	155,270	779	236,838	1,338

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2015, that would require recognition or disclosure in these financial statements.

26

S&P Mid-Cap 400 Value Index Fund

Fund Profile
As of August 31, 2015

Share-Class Characteristics

	ETF	Institutional
	Shares	Shares
Ticker Symbol	IVOV	VMFVX
Expense Ratio[1]	0.20%	0.08%
30-Day SEC Yield	1.84%	1.97%

Portfolio Characteristics
			DJ
			U.S.
		S&P	Total
		MidCap	Market
		400 Value	FA
	Fund	Index	Index
Number of Stocks	297	297	3,828
Median Market Cap	$3.8B	$3.8B	$47.2B
Price/Earnings Ratio	20.4x	20.4x	20.8x
Price/Book Ratio	1.7x	1.7x	2.6x
Return on Equity	12.0%	12.0%	17.1%
Earnings Growth
Rate	7.2%	7.2%	10.2%
Dividend Yield	2.1%	2.1%	2.1%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	47%	—	—
Short-Term
Reserves	0.0%	—	—

Volatility Measures
		DJ
	S&P MidCap	U.S. Total
	400 Value	Market
	Index	FA Index
R-Squared	1.00	0.81
Beta	1.00	1.05
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
HollyFrontier Corp.	Oil & Gas Refining &
	Marketing	1.3%
Towers Watson & Co.	Human Resource &
	Employment
	Services	1.1
New York Community	Thrifts & Mortgage
Bancorp Inc.	Finance	1.1
Everest Re Group Ltd.	Reinsurance	1.1
HCC Insurance Holdings
Inc.	Multi-line Insurance	1.0
ManpowerGroup Inc.	Human Resource &
	Employment
	Services	0.9
Alliant Energy Corp.	Multi-Utilities	0.9
Community Health
Systems Inc.	Health Care Facilities	0.9
Ingredion Inc.	Agricultural Products	0.9
Reinsurance Group of
America Inc.	Reinsurance	0.8
Top Ten		10.0%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 19, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2015, the expense ratios were 0.20% for ETF Shares and 0.08% for Institutional Shares.

27

S&P Mid-Cap 400 Value Index Fund

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		S&P	Total
		MidCap	Market
		400 Value	FA
	Fund	Index	Index
Consumer Discretionary 10.4%		10.4%	13.5%
Consumer Staples	4.4	4.4	8.4
Energy	7.2	7.2	6.6
Financials	26.8	26.8	18.2
Health Care	5.3	5.3	15.0
Industrials	16.0	16.0	10.7
Information Technology 13.3		13.3	19.1
Materials	8.6	8.6	3.3
Telecommunication
Services	0.4	0.4	2.2
Utilities	7.6	7.6	3.0

28

S&P Mid-Cap 400 Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 7, 2010, Through August 31, 2015
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2015

			Since	Final Value
		One	Inception	of a $10,000
		Year	(9/7/2010)	Investment

	S&P Mid-Cap 400 Value Index
	Fund*ETF Shares Net Asset Value	-4.17%	14.25%	$19,420
	S&P Mid-Cap 400 Value Index
	Fund*ETF Shares Market Price	-4.16	14.25	19,417

••••••••	S&P MidCap 400 Value Index	-3.98	14.48	19,616

– – – –	Mid-Cap Value Funds Average	-2.77	13.82	19,058
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	0.29	15.13	20,172

Mid-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(11/2/2010)	Investment
S&P Mid-Cap 400 Value Index Fund
Institutional Shares	-4.05%	12.65%	$8,886,447

S&P MidCap 400 Value Index	-3.98	12.74	8,920,091
Dow Jones U.S. Total Stock Market Float
Adjusted Index	0.29	13.34	9,153,559

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

29

S&P Mid-Cap 400 Value Index Fund

Cumulative Returns of ETF Shares: September 7, 2010, Through August 31, 2015

		Since
	One	Inception
	Year	(9/7/2010)
S&P Mid-Cap 400 Value Index Fund ETF Shares
Market Price	-4.16%	94.17%
S&P Mid-Cap 400 Value Index Fund ETF Shares Net
Asset Value	-4.17	94.20
S&P MidCap 400 Value Index	-3.98	96.16
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 7, 2010, Through August 31, 2015

Average Annual Total Returns: Periods Ended June 30, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
ETF Shares	9/7/2010
Market Price		3.24%	16.45%
Net Asset Value		3.35	16.45
Institutional Shares	11/2/2010	3.47	14.82

30

S&P Mid-Cap 400 Value Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.7%)[1]
Consumer Discretionary (10.4%)
	Dick’s Sporting Goods Inc.	33,325	1,671
*	Jarden Corp.	27,284	1,401
*	Office Depot Inc.	169,119	1,341
	American Eagle
	Outfitters Inc.	60,342	1,027
	Graham Holdings Co. Class B	1,522	1,007
	Dana Holding Corp.	55,969	982
*	JC Penney Co. Inc.	104,789	955
	CST Brands Inc.	26,432	918
	Tupperware Brands Corp.	17,101	876
	Aaron’s Inc.	22,161	834
	Time Inc.	37,576	780
	Sotheby’s	21,219	747
*	Murphy USA Inc.	14,598	746
*	Cabela’s Inc.	16,455	740
	Chico’s FAS Inc.	49,184	733
*	Ascena Retail Group Inc.	58,683	708
*	Vista Outdoor Inc.	13,750	643
	Cinemark Holdings Inc.	17,305	615
	Meredith Corp.	12,544	592
	New York Times Co. Class A	45,004	547
*	DreamWorks Animation
	SKG Inc. Class A	25,034	499
	Rent-A-Center Inc.	18,194	489
	Guess? Inc.	22,051	488
	Thor Industries Inc.	8,915	487
	Cracker Barrel Old
	Country Store Inc.	3,371	486
*	Panera Bread Co. Class A	2,699	481
	Abercrombie & Fitch Co.	23,870	474
*	TRI Pointe Group Inc.	33,309	462
	Big Lots Inc.	9,622	462
*	Kate Spade & Co.	21,899	415
	Cheesecake Factory Inc.	7,624	414
	John Wiley & Sons Inc.
	Class A	7,799	402
	MDC Holdings Inc.	13,409	382

*	Apollo Education Group Inc.	33,094	368
	Wendy’s Co.	37,279	340
	International Speedway
	Corp. Class A	9,562	307
	DeVry Education Group Inc.	10,397	272
	KB Home	17,750	260
*	Cable One Inc.	442	184
			25,535
Consumer Staples (4.4%)
	Ingredion Inc.	24,548	2,119
	Flowers Foods Inc.	63,425	1,472
	Casey’s General Stores Inc.	13,287	1,407
*	Edgewell Personal Care Co.	10,029	883
*	United Natural Foods Inc.	17,180	827
	Avon Products Inc.	149,272	775
*	Post Holdings Inc.	10,620	693
*	TreeHouse Foods Inc.	8,238	654
	Dean Foods Co.	32,374	533
	Energizer Holdings Inc.	12,376	517
	Lancaster Colony Corp.	3,333	316
*	SUPERVALU Inc.	37,608	310
	Tootsie Roll Industries Inc.	6,971	217
			10,723
Energy (7.2%)
	HollyFrontier Corp.	67,241	3,151
	Energen Corp.	27,031	1,406
*	Gulfport Energy Corp.	36,593	1,311
	Nabors Industries Ltd.	100,033	1,154
	Noble Corp. plc	83,015	1,081
	Western Refining Inc.	24,250	1,043
	World Fuel Services Corp.	24,767	957
	SM Energy Co.	23,147	850
	Patterson-UTI Energy Inc.	50,738	826
	Superior Energy
	Services Inc.	51,619	821
	QEP Resources Inc.	55,762	783
	Rowan Cos. plc Class A	42,806	769
	Oceaneering
	International Inc.	13,891	609

31

S&P Mid-Cap 400 Value Index Fund

			Market
			Value•
		Shares	($000)
*	WPX Energy Inc.	80,539	589
	Denbury Resources Inc.	122,355	531
*	Oil States International Inc.	17,701	502
*	Dril-Quip Inc.	7,083	488
	Atwood Oceanics Inc.	20,628	394
*	Helix Energy Solutions
	Group Inc.	33,695	234
	California Resources Corp.	39,082	152
			17,651
Financials (26.8%)
	New York Community
	Bancorp Inc.	152,423	2,692
	Everest Re Group Ltd.	15,244	2,680
	HCC Insurance Holdings Inc.	32,834	2,537
	Reinsurance Group of
	America Inc. Class A	22,711	2,064
	American Financial
	Group Inc.	25,335	1,750
	StanCorp Financial
	Group Inc.	14,481	1,647
	Liberty Property Trust	51,282	1,576
	City National Corp.	16,598	1,457
	First American
	Financial Corp.	37,190	1,445
	Synovus Financial Corp.	45,700	1,391
*	Alleghany Corp.	2,921	1,372
	Old Republic
	International Corp.	82,761	1,300
	Commerce Bancshares Inc.	28,660	1,284
	Umpqua Holdings Corp.	75,670	1,264
	Raymond James
	Financial Inc.	23,279	1,234
	Cullen/Frost Bankers Inc.	18,859	1,219
	CNO Financial Group Inc.	67,567	1,209
	Hanover Insurance
	Group Inc.	15,171	1,197
	Corrections Corp.
	of America	40,149	1,180
	First Niagara Financial
	Group Inc.	120,873	1,118
	Webster Financial Corp.	31,146	1,102
*	Stifel Financial Corp.	23,289	1,085
	Prosperity Bancshares Inc.	20,668	1,068
	East West Bancorp Inc.	26,323	1,064
	WR Berkley Corp.	19,188	1,042
	FirstMerit Corp.	56,880	1,022
	Rayonier Inc.	43,567	1,002
	Aspen Insurance
	Holdings Ltd.	21,140	971
	Associated Banc-Corp	52,328	961
	Bank of Hawaii Corp.	14,965	929
	Endurance Specialty
	Holdings Ltd.	14,546	927
	TCF Financial Corp.	57,955	899
	Arthur J Gallagher & Co.	20,168	882

*	SVB Financial Group	7,033	880
	PacWest Bancorp	18,137	773
	MSCI Inc. Class A	12,729	770
	WP GLIMCHER Inc.	63,538	769
	Cathay General Bancorp	25,499	756
	Mid-America Apartment
	Communities Inc.	9,565	752
	Hancock Holding Co.	26,724	750
	Washington Federal Inc.	32,536	738
	Fulton Financial Corp.	60,621	737
	Valley National Bancorp	75,788	717
	BancorpSouth Inc.	29,481	701
	Home Properties Inc.	9,340	693
	Alexandria Real Estate
	Equities Inc.	7,909	680
*	SLM Corp.	77,406	656
	National Retail Properties Inc.	18,851	655
	Senior Housing
	Properties Trust	41,121	646
	Mercury General Corp.	12,489	635
	BioMed Realty Trust Inc.	34,217	633
	Eaton Vance Corp.	18,209	631
	Waddell & Reed Financial
	Inc. Class A	15,325	599
	Kemper Corp.	16,893	598
	First Horizon National Corp.	39,255	570
	Mack-Cali Realty Corp.	28,745	538
	Trustmark Corp.	23,178	534
	International
	Bancshares Corp.	19,826	509
	Hospitality Properties Trust	18,523	476
	Federated Investors Inc.
	Class B	15,081	468
	Brown & Brown Inc.	14,265	457
	Taubman Centers Inc.	6,363	439
	American Campus
	Communities Inc.	11,946	409
	Highwoods Properties Inc.	10,649	404
	Janus Capital Group Inc.	23,353	348
	Tanger Factory Outlet
	Centers Inc.	9,507	301
	Corporate Office
	Properties Trust	11,642	245
	Communications Sales &
	Leasing Inc.	11,890	239
	Equity One Inc.	9,060	213
	Urban Edge Properties	10,105	211
	Potlatch Corp.	6,122	202
			65,902
Health Care (5.2%)
*	Community Health
	Systems Inc.	40,495	2,175
*	Health Net Inc.	26,465	1,695
*	WellCare Health Plans Inc.	15,110	1,370
*	Thoratec Corp.	18,596	1,168

32

S&P Mid-Cap 400 Value Index Fund

			Market
			Value•
		Shares	($000)
*	Bio-Rad Laboratories Inc.
	Class A	7,097	989
*	Allscripts Healthcare
	Solutions Inc.	58,334	803
	ResMed Inc.	14,505	753
	Owens & Minor Inc.	21,661	736
	Teleflex Inc.	4,988	653
*	LifePoint Health Inc.	7,601	594
	West Pharmaceutical
	Services Inc.	10,122	565
*	Halyard Health Inc.	15,966	502
	Hill-Rom Holdings Inc.	9,331	493
	Bio-Techne Corp.	4,335	410
			12,906
Industrials (16.0%)
	Towers Watson & Co.
	Class A	23,784	2,824
	ManpowerGroup Inc.	26,837	2,332
	Orbital ATK Inc.	20,389	1,544
*	AECOM	51,593	1,419
	AGCO Corp.	27,490	1,348
	Carlisle Cos. Inc.	11,656	1,174
	Watsco Inc.	9,421	1,154
	Oshkosh Corp.	26,833	1,128
	RR Donnelley & Sons Co.	71,568	1,124
	Huntington Ingalls
	Industries Inc.	9,178	1,033
	Regal Beloit Corp.	15,373	1,025
	Hubbell Inc. Class B	9,862	973
*	Clean Harbors Inc.	18,317	900
	Fortune Brands Home &
	Security Inc.	18,597	890
	Crane Co.	16,714	878
	KBR Inc.	49,492	863
	Valmont Industries Inc.	8,082	859
	Terex Corp.	36,059	841
	Triumph Group Inc.	16,906	835
	Kennametal Inc.	27,199	830
	Waste Connections Inc.	17,424	829
	SPX Corp.	14,076	827
	Timken Co.	24,898	790
	IDEX Corp.	10,696	768
	Lincoln Electric Holdings Inc.	12,967	760
*	KLX Inc.	18,098	708
	Con-way Inc.	19,773	696
	Donaldson Co. Inc.	22,124	693
	B/E Aerospace Inc.	13,113	639
*	NOW Inc.	36,773	627
	Lennox International Inc.	5,113	604
*	FTI Consulting Inc.	14,272	569
	AO Smith Corp.	8,741	564
	Herman Miller Inc.	20,468	555
	MSC Industrial Direct Co.
	Inc. Class A	7,985	540
*	Kirby Corp.	7,657	540
*	Teledyne Technologies Inc.	4,729	463

	Graco Inc.	6,443	444
	Granite Construction Inc.	12,475	430
*	Genesee & Wyoming Inc.
	Class A	6,163	421
	CLARCOR Inc.	6,884	388
	Deluxe Corp.	6,510	378
	GATX Corp.	7,381	366
*	Esterline Technologies Corp.	4,124	337
	Woodward Inc.	7,380	337
	HNI Corp.	6,411	300
	Rollins Inc.	9,873	276
	MSA Safety Inc.	5,816	264
	Werner Enterprises Inc.	7,623	202
			39,289
Information Technology (13.2%)
	Avnet Inc.	46,598	1,976
*	Arrow Electronics Inc.	32,828	1,836
*	NCR Corp.	58,153	1,459
	Ingram Micro Inc.	53,609	1,451
	Teradyne Inc.	73,606	1,328
	Jabil Circuit Inc.	66,477	1,286
	Atmel Corp.	143,197	1,170
*	Cree Inc.	37,437	1,019
*	ANSYS Inc.	11,396	1,010
*	Ciena Corp.	41,072	918
	Leidos Holdings Inc.	21,440	902
	CDK Global Inc.	18,151	899
	Mentor Graphics Corp.	33,904	876
*	Synopsys Inc.	18,623	874
*	Tech Data Corp.	12,607	822
	Convergys Corp.	33,909	766
	Broadridge Financial
	Solutions Inc.	13,162	695
	Diebold Inc.	22,248	692
*	Trimble Navigation Ltd.	36,497	690
	Science Applications
	International Corp.	13,582	662
	Lexmark International Inc.
	Class A	21,031	631
	Jack Henry & Associates Inc.	9,259	629
	Cypress Semiconductor Corp.	61,493	615
*	CoreLogic Inc.	14,857	564
*	Acxiom Corp.	26,821	562
	FEI Co.	7,415	560
*	Keysight Technologies Inc.	17,430	558
*	Fairchild Semiconductor
	International Inc. Class A	39,947	543
*	NeuStar Inc. Class A	18,997	531
*	Polycom Inc.	46,337	499
*	Knowles Corp.	30,268	493
	Intersil Corp. Class A	45,230	477
	DST Systems Inc.	4,558	467
	Vishay Intertechnology Inc.	46,581	460
	National Instruments Corp.	15,632	457
	Solera Holdings Inc.	9,442	455
*	SunEdison Inc.	40,008	416

33

S&P Mid-Cap 400 Value Index Fund

			Market
			Value•
		Shares	($000)
*,^	Advanced Micro
	Devices Inc.	216,232	391
	Belden Inc.	6,878	347
*	IPG Photonics Corp.	4,052	342
*	Integrated Device
	Technology Inc.	15,225	289
*	CommVault Systems Inc.	6,545	235
*	3D Systems Corp.	15,098	207
	Plantronics Inc.	3,615	192
*	Silicon Laboratories Inc.	4,212	183
*	Rovi Corp.	16,028	177
			32,611
Materials (8.6%)
	Albemarle Corp.	38,489	1,740
	Steel Dynamics Inc.	82,959	1,616
	Reliance Steel &
	Aluminum Co.	25,487	1,481
	AptarGroup Inc.	21,477	1,447
	Bemis Co. Inc.	33,431	1,418
	Sonoco Products Co.	34,618	1,361
	Ashland Inc.	10,879	1,142
	Domtar Corp.	21,962	883
	United States Steel Corp.	49,981	819
*	Louisiana-Pacific Corp.	48,873	804
	Silgan Holdings Inc.	14,326	750
	Cabot Corp.	21,775	738
	Allegheny Technologies Inc.	37,471	724
	RPM International Inc.	15,540	681
	Carpenter Technology Corp.	17,293	674
	Commercial Metals Co.	39,706	623
	Olin Corp.	26,595	531
	Sensient Technologies Corp.	7,696	501
	Scotts Miracle-Gro Co.
	Class A	7,979	496
	PolyOne Corp.	13,465	437
	Worthington Industries Inc.	16,596	425
	Chemours Co.	42,240	408
	NewMarket Corp.	1,053	404
	Compass Minerals
	International Inc.	4,852	393
	Royal Gold Inc.	8,053	388
	Greif Inc. Class A	11,651	341
			21,225
Telecommunication Services (0.4%)
	Telephone & Data
	Systems Inc.	33,731	959

Utilities (7.5%)
	Alliant Energy Corp.	38,760	2,196
	OGE Energy Corp.	68,470	1,920
	Atmos Energy Corp.	34,659	1,899
	Westar Energy Inc. Class A	48,462	1,771
	Great Plains Energy Inc.	53,017	1,321
	MDU Resources Group Inc.	66,823	1,197

Cleco Corp.	20,751	1,112
Hawaiian Electric
Industries Inc.	36,854	1,042
WGL Holdings Inc.	17,062	925
National Fuel Gas Co.	15,931	860
ONE Gas Inc.	18,045	775
Aqua America Inc.	25,516	647
Black Hills Corp.	15,379	612
Questar Corp.	31,348	605
IDACORP Inc.	9,328	554
Vectren Corp.	13,041	525
PNM Resources Inc.	15,031	385
* Talen Energy Corp.	15,400	219
		18,565
Total Common Stocks
(Cost $255,492)		245,366
Temporary Cash Investments (0.2%)[1]
Money Market Fund (0.2%)
[2,3] Vanguard Market Liquidity
Fund, 0.168%	518,883	519

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[4,5] Federal Home Loan Bank
Discount Notes, 0.100%,
10/23/15	100	100
Total Temporary Cash Investments
(Cost $619)		619
Total Investments (99.9%)
(Cost $256,111)		245,985

		Amount
		($000)
Other Assets and Liabilities (0.1%)
Other Assets
Investment in Vanguard		23
Receivables for Accrued Income		435
Receivables for Capital Shares Issued		3
Other Assets		22
Total Other Assets		483
Liabilities
Collateral for Securities on Loan		(100)
Payables for Capital Shares Redeemed		(129)
Payables to Vanguard		(48)
Other Liabilities		(7)
Total Liabilities		(284)
Net Assets (100%)		246,184

34

S&P Mid-Cap 400 Value Index Fund

At August 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	261,463
Undistributed Net Investment Income	2,862
Accumulated Net Realized Losses	(7,972)
Unrealized Appreciation (Depreciation)
Investment Securities	(10,126)
Futures Contracts	(43)
Net Assets	246,184

ETF Shares—Net Assets
Applicable to 1,125,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	102,824
Net Asset Value Per Share—
ETF Shares	$91.40

Institutional Shares—Net Assets
Applicable to 783,726 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	143,360
Net Asset Value Per Share—
Institutional Shares	$182.92

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $91,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.9% and 0.0%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $100,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

35

S&P Mid-Cap 400 Value Index Fund

Statement of Operations

Year Ended
August 31, 2015
($000)
Investment Income
Income
Dividends	4,805
Interest[1]	2
Securities Lending	42
Total Income	4,849
Expenses
The Vanguard Group—Note B
Investment Advisory Services	44
Management and Administrative—ETF Shares	141
Management and Administrative—Institutional Shares	33
Marketing and Distribution—ETF Shares	14
Marketing and Distribution—Institutional Shares	22
Custodian Fees	35
Auditing Fees	24
Shareholders’ Reports—ETF Shares	6
Shareholders’ Reports—Institutional Shares	—
Total Expenses	319
Net Investment Income	4,530
Realized Net Gain (Loss)
Investment Securities Sold	16,235
Futures Contracts	46
Realized Net Gain (Loss)	16,281
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(29,080)
Futures Contracts	(56)
Change in Unrealized Appreciation (Depreciation)	(29,136)
Net Increase (Decrease) in Net Assets Resulting from Operations	(8,325)
1 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

36

S&P Mid-Cap 400 Value Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,530	2,639
Realized Net Gain (Loss)	16,281	16,837
Change in Unrealized Appreciation (Depreciation)	(29,136)	10,871
Net Increase (Decrease) in Net Assets Resulting from Operations	(8,325)	30,347
Distributions
Net Investment Income
ETF Shares	(1,346)	(632)
Institutional Shares	(2,346)	(787)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(3,692)	(1,419)
Capital Share Transactions
ETF Shares	19,749	48,434
Institutional Shares	14,582	69,996
Net Increase (Decrease) from Capital Share Transactions	34,331	118,430
Total Increase (Decrease)	22,314	147,358
Net Assets
Beginning of Period	223,870	76,512
End of Period[1]	246,184	223,870
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $2,862,000 and $2,024,000.

See accompanying Notes, which are an integral part of the Financial Statements.

37

S&P Mid-Cap 400 Value Index Fund

Financial Highlights

ETF Shares
					Sept. 7,
					2010[1] to
For a Share Outstanding	Year Ended August 31,				August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$96.78	$77.93	$62.71	$55.69	$49.86
Investment Operations
Net Investment Income	1.600	1.500[2]	1.153	1.001	.746
Net Realized and Unrealized Gain (Loss)
on Investments	(5.563)	18.094	15.146	6.814	5.340
Total from Investment Operations	(3.963)	19.594	16.299	7.815	6.086
Distributions
Dividends from Net Investment Income	(1.417)	(.744)	(1.079)	(.795)	(.256)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.417)	(.744)	(1.079)	(.795)	(.256)
Net Asset Value, End of Period	$91.40	$96.78	$77.93	$62.71	$55.69

Total Return	-4.17%	25.26%	26.31%	14.18%	12.18%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$103	$87	$27	$9	$6
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%[3]
Ratio of Net Investment Income to
Average Net Assets	1.75%	1.66%	1.87%	1.80%	1.82%[3]
Portfolio Turnover Rate [4]	47%	35%	74%	31%	48%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

38

S&P Mid-Cap 400 Value Index Fund

Financial Highlights

Institutional Shares
					Nov. 2,
					2010[1] to
For a Share Outstanding	Year Ended August 31,				August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$193.66	$155.83	$125.30	$111.20	$109.35
Investment Operations
Net Investment Income	3.420	3.191[2]	2.392	2.124	1.146
Net Realized and Unrealized Gain (Loss)
on Investments	(11.127)	36.207	30.364	13.624	1.233
Total from Investment Operations	(7.707)	39.398	32.756	15.748	2.379
Distributions
Dividends from Net Investment Income	(3.033)	(1.568)	(2.226)	(1.648)	(.529)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.033)	(1.568)	(2.226)	(1.648)	(.529)
Net Asset Value, End of Period	$182.92	$193.66	$155.83	$125.30	$111.20

Total Return	-4.05%	25.42%	26.47%	14.32%	2.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$143	$137	$49	$40	$35
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%[3]
Ratio of Net Investment Income to
Average Net Assets	1.87%	1.78%	1.99%	1.92%	1.94%[3]
Portfolio Turnover Rate [4]	47%	35%	74%	31%	48%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

39

S&P Mid-Cap 400 Value Index Fund

Notes to Financial Statements

Vanguard S&P Mid-Cap 400 Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2015, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

40

S&P Mid-Cap 400 Value Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counter-party risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2015, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

41

S&P Mid-Cap 400 Value Index Fund

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2015, the fund had contributed to Vanguard capital in the amount of $23,000, representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	245,366	—	—
Temporary Cash Investments	519	100	—
Futures Contracts—Liabilities[1]	(8)	—	—
Total	245,877	100	—
1 Represents variation margin on the last day of the reporting period.

D. At August 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P Mid-Cap 400 Index	September 2015	5	707	(43)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

42

S&P Mid-Cap 400 Value Index Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2015, the fund realized $21,380,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2015, the fund had $2,903,000 of ordinary income available for distribution. The fund had available capital losses totaling $8,016,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2015, the cost of investment securities for tax purposes was $256,111,000. Net unrealized depreciation of investment securities for tax purposes was $10,126,000, consisting of unrealized gains of $14,461,000 on securities that had risen in value since their purchase and $24,587,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2015, the fund purchased $256,993,000 of investment securities and sold $221,626,000 of investment securities, other than temporary cash investments. Purchases and sales include $126,323,000 and $106,595,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

	Year Ended August 31,
	2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	152,983	1,600	133,382	1,500
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(133,234)	(1,375)	(84,948)	(950)
Net Increase (Decrease)—ETF Shares	19,749	225	48,434	550
Institutional Shares
Issued	30,861	160	78,767	439
Issued in Lieu of Cash Distributions	1,205	6	278	2
Redeemed	(17,484)	(89)	(9,049)	(51)
Net Increase (Decrease) —Institutional Shares	14,582	77	69,996	390

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2015, that would require recognition or disclosure in these financial statements.

43

S&P Mid-Cap 400 Growth Index Fund

Fund Profile
As of August 31, 2015

Share-Class Characteristics

	ETF	Institutional
	Shares	Shares
Ticker Symbol	IVOG	VMFGX
Expense Ratio[1]	0.20%	0.08%
30-Day SEC Yield	1.10%	1.23%

Portfolio Characteristics
			DJ
			U.S.
		S&P	Total
		MidCap	Market
		400 Growth	FA
	Fund	Index	Index
Number of Stocks	229	228	3,828
Median Market Cap	$5.6B	$5.6B	$47.2B
Price/Earnings Ratio	24.8x	24.8x	20.8x
Price/Book Ratio	3.5x	3.5x	2.6x
Return on Equity	16.1%	16.1%	17.1%
Earnings Growth
Rate	18.2%	18.2%	10.2%
Dividend Yield	1.4%	1.4%	2.1%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	47%	—	—
Short-Term
Reserves	0.1%	—	—

Volatility Measures
	S&P	DJ
	MidCap	U.S. Total
	400 Growth	Market
	Index	FA Index
R-Squared	1.00	0.80
Beta	1.00	1.04
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Church & Dwight Co.
Inc.	Household Products	1.4%
Foot Locker Inc.	Apparel Retail	1.3
Alaska Air Group Inc.	Airlines	1.2
Hologic Inc.	Health Care
	Equipment	1.2
Wabtec Corp.	Construction
	Machinery & Heavy
	Trucks	1.2
LKQ Corp.	Distributors	1.2
Extra Space Storage Inc. Specialized REITs		1.2
Federal Realty
Investment Trust	Retail REITs	1.1
Acuity Brands Inc.	Electrical
	Components &
	Equipment	1.1
UDR Inc.	Residential REITs	1.1
Top Ten		12.0%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 19, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2015, the expense ratios were 0.20% for ETF Shares and 0.08% for Institutional Shares.

44

S&P Mid-Cap 400 Growth Index Fund

Sector Diversification (% of equity exposure)

			DJ
		S&P	U.S.
		MidCap	Total
		400	Market
		Growth	FA
	Fund	Index	Index
Consumer Discretionary 16.9%		16.9%	13.5%
Consumer Staples	4.7	4.7	8.4
Energy	0.6	0.6	6.6
Financials	24.3	24.3	18.2
Health Care	13.3	13.3	15.0
Industrials	14.7	14.7	10.7
Information Technology	18.1	18.1	19.1
Materials	5.3	5.3	3.3
Telecommunication
Services	0.0	0.0	2.2
Utilities	2.1	2.1	3.0

45

S&P Mid-Cap 400 Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 7, 2010, Through August 31, 2015
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2015

			Since	Final Value
		One	Inception	of a $10,000
		Year	(9/7/2010)	Investment

	S&P Mid-Cap 400 Growth Index
	Fund*ETF Shares Net Asset Value	3.60%	15.55%	$20,542
	S&P Mid-Cap 400 Growth Index
	Fund*ETF Shares Market Price	3.63	15.55	20,539

••••••••	S&P MidCap 400 Growth Index	3.79	15.75	20,722

– – – –	Mid-Cap Growth Funds Average	2.23	14.07	19,262
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	0.29	15.13	20,172

Mid-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(3/28/2011)	Investment
S&P Mid-Cap 400 Growth Index Fund
Institutional Shares	3.72%	10.82%	$7,880,890

S&P MidCap 400 Growth Index	3.79	10.88	7,900,227
Dow Jones U.S. Total Stock Market Float
Adjusted Index	0.29	11.83	8,202,256

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.
Institutional Shares were first issued on December 15, 2010, and the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on March 28, 2011. The total returns shown are based on the period beginning March 28, 2011.

See Financial Highlights for dividend and capital gains information.

46

S&P Mid-Cap 400 Growth Index Fund

Cumulative Returns of ETF Shares: September 7, 2010, Through August 31, 2015

		Since
	One	Inception
	Year	(9/7/2010)
S&P Mid-Cap 400 Growth Index Fund ETF Shares
Market Price	3.63%	105.39%
S&P Mid-Cap 400 Growth Index Fund ETF Shares
Net Asset Value	3.60	105.42
S&P MidCap 400 Growth Index	3.79	107.22
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 7, 2010, Through August 31, 2015

Average Annual Total Returns: Periods Ended June 30, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
ETF Shares	9/7/2010
Market Price		8.79%	17.24%
Net Asset Value		8.85	17.23
Institutional Shares	3/28/2011[1]	8.98	12.45

1 Institutional Shares were first issued on December 15, 2010, and the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on March 28, 2011. The total returns shown are based on the period beginning March 28, 2011.

47

S&P Mid-Cap 400 Growth Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms
N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s
Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)[1]
Consumer Discretionary (16.9%)
	Foot Locker Inc.	83,999	5,946
*	LKQ Corp.	182,707	5,479
	Polaris Industries Inc.	36,723	4,769
	Williams-Sonoma Inc.	51,191	3,892
	Service Corp. International	121,378	3,599
*	Toll Brothers Inc.	96,253	3,559
*	Jarden Corp.	68,736	3,529
*	NVR Inc.	2,319	3,525
	Domino’s Pizza Inc.	33,150	3,512
*	Skechers U.S.A. Inc.
	Class A	24,687	3,474
	Carter’s Inc.	31,556	3,102
	Dunkin’ Brands Group Inc.	57,802	2,899
	Brunswick Corp.	55,677	2,768
	Gentex Corp.	176,699	2,739
*	Tempur Sealy
	International Inc.	36,653	2,676
*	AMC Networks Inc. Class A	35,599	2,577
*	Buffalo Wild Wings Inc.	11,408	2,164
*	Live Nation
	Entertainment Inc.	87,643	2,158
	Brinker International Inc.	36,719	1,951
*	Panera Bread Co. Class A	10,512	1,874
	Jack in the Box Inc.	22,451	1,755
*	Deckers Outdoor Corp.	19,998	1,288
	Cracker Barrel Old
	Country Store Inc.	8,496	1,225
	HSN Inc.	19,554	1,189
	Cinemark Holdings Inc.	32,841	1,168
*	Cable One Inc.	1,892	786
	Cheesecake Factory Inc.	13,879	753
	Big Lots Inc.	15,535	746
	John Wiley & Sons Inc.
	Class A	14,197	732
*	Kate Spade & Co.	38,304	726
	Wendy’s Co.	73,527	670
*	Vista Outdoor Inc.	14,124	660

	Thor Industries Inc.	11,762	642
	DeVry Education Group Inc.	16,174	423
*	TRI Pointe Group Inc.	30,080	418
	KB Home	23,509	344
			79,717
Consumer Staples (4.7%)
	Church & Dwight Co. Inc.	78,607	6,782
*	WhiteWave Foods Co.
	Class A	105,180	4,853
*	Hain Celestial Group Inc.	61,624	3,750
*	Edgewell Personal Care Co.	19,796	1,743
*	Post Holdings Inc.	17,875	1,167
*	Boston Beer Co. Inc.
	Class A	5,483	1,124
*	TreeHouse Foods Inc.	11,321	899
	Energizer Holdings Inc.	15,674	654
	Lancaster Colony Corp.	5,828	553
*	SUPERVALU Inc.	58,331	481
			22,006
Energy (0.6%)
	Oceaneering
	International Inc.	34,991	1,533
*	Dril-Quip Inc.	10,985	758
	California Resources Corp.	116,746	453
			2,744
Financials (24.3%)
	Extra Space Storage Inc.	74,033	5,440
	Federal Realty
	Investment Trust	41,252	5,325
	UDR Inc.	155,555	5,024
*	Signature Bank	30,531	4,076
	Jones Lang LaSalle Inc.	26,943	4,011
	SEI Investments Co.	77,835	3,937
	Camden Property Trust	52,161	3,757
	Duke Realty Corp.	207,247	3,743
	Kilroy Realty Corp.	52,886	3,430
	Regency Centers Corp.	56,653	3,360
	Omega Healthcare
	Investors Inc.	96,580	3,262

48

S&P Mid-Cap 400 Growth Index Fund

			Market
			Value•
		Shares	($000)
	CBOE Holdings Inc.	50,136	3,172
	Arthur J Gallagher & Co.	65,569	2,867
	RenaissanceRe Holdings Ltd.	27,660	2,820
	MSCI Inc. Class A	45,242	2,738
	Lamar Advertising Co.
	Class A	48,596	2,592
	Alexandria Real Estate
	Equities Inc.	29,422	2,530
*	SVB Financial Group	18,465	2,310
	Douglas Emmett Inc.	82,352	2,275
	Mid-America Apartment
	Communities Inc.	28,511	2,241
	Weingarten Realty Investors	68,467	2,166
	LaSalle Hotel Properties	67,848	2,134
*	Alleghany Corp.	4,534	2,130
	Sovran Self Storage Inc.	21,561	1,935
	Raymond James
	Financial Inc.	36,139	1,915
	Taubman Centers Inc.	25,986	1,793
	Bank of the Ozarks Inc.	42,215	1,765
	East West Bancorp Inc.	40,865	1,651
	National Retail Properties Inc.	47,488	1,650
	American Campus
	Communities Inc.	46,545	1,594
*	Care Capital Properties Inc.	49,683	1,579
	Hospitality Properties Trust	57,644	1,483
	Highwoods Properties Inc.	37,848	1,436
	WR Berkley Corp.	26,393	1,433
	Brown & Brown Inc.	44,395	1,423
	Home Properties Inc.	18,435	1,368
	Eaton Vance Corp.	38,959	1,351
	Primerica Inc.	31,034	1,319
	Tanger Factory Outlet
	Centers Inc.	40,868	1,293
	WisdomTree
	Investments Inc.	67,489	1,265
	BioMed Realty Trust Inc.	62,387	1,154
	PacWest Bancorp	27,065	1,154
	Senior Housing
	Properties Trust	69,213	1,087
	First Horizon National Corp.	71,574	1,040
	Communications
	Sales & Leasing Inc.	51,149	1,028
*	SLM Corp.	120,250	1,020
	Federated Investors Inc.
	Class B	31,012	961
	Waddell & Reed
	Financial Inc. Class A	23,807	930
	Alexander & Baldwin Inc.	27,307	924
	Urban Edge Properties	37,671	788
	Corporate Office
	Properties Trust	36,309	764
	Equity One Inc.	32,272	759
	Janus Capital Group Inc.	47,948	713

	Endurance Specialty
	Holdings Ltd.	10,904	695
	Potlatch Corp.	13,673	451
			115,061
Health Care (13.3%)
*	Hologic Inc.	146,821	5,698
*	Mettler-Toledo
	International Inc.	16,798	4,981
	Cooper Cos. Inc.	29,184	4,740
*	MEDNAX Inc.	56,176	4,525
*	Centene Corp.	71,424	4,408
*	United Therapeutics Corp.	27,761	4,181
*	IDEXX Laboratories Inc.	56,214	4,018
*	Sirona Dental Systems Inc.	33,367	3,183
	ResMed Inc.	59,249	3,077
*	VCA Inc.	49,348	2,733
*	Align Technology Inc.	43,650	2,471
	STERIS Corp.	35,871	2,297
*	PAREXEL International Corp.	33,135	2,178
	Teleflex Inc.	16,213	2,121
*	Charles River Laboratories
	International Inc.	28,445	1,960
*	Akorn Inc.	47,424	1,887
*	Catalent Inc.	58,972	1,875
*	Molina Healthcare Inc.	24,172	1,803
	West Pharmaceutical
	Services Inc.	25,495	1,424
	Bio-Techne Corp.	14,727	1,391
*	LifePoint Health Inc.	13,316	1,040
	Hill-Rom Holdings Inc.	17,709	936
*	Community Health
	Systems Inc.
	Rights Exp. 1/4/2016	29,782	—
			62,927
Industrials (14.7%)
	Alaska Air Group Inc.	77,863	5,829
	Wabtec Corp.	58,030	5,557
	Acuity Brands Inc.	26,086	5,083
*	JetBlue Airways Corp.	158,050	3,528
	Fortune Brands
	Home & Security Inc.	63,196	3,024
*	Old Dominion Freight
	Line Inc.	40,694	2,706
	Trinity Industries Inc.	93,062	2,512
*	Copart Inc.	68,393	2,395
	Nordson Corp.	33,980	2,260
	Waste Connections Inc.	43,893	2,088
	IDEX Corp.	28,088	2,018
	ITT Corp.	53,575	2,004
	B/E Aerospace Inc.	40,809	1,989
	AO Smith Corp.	29,702	1,916
	Carlisle Cos. Inc.	18,834	1,897
	Lennox International Inc.	15,912	1,878
	Landstar System Inc.	26,674	1,766

49

S&P Mid-Cap 400 Growth Index Fund

			Market
			Value•
		Shares	($000)
	Graco Inc.	23,965	1,653
	Huntington Ingalls
	Industries Inc.	13,145	1,480
	Hubbell Inc. Class B	14,706	1,451
	CEB Inc.	20,096	1,439
*	Kirby Corp.	20,105	1,418
*	Genesee & Wyoming Inc.
	Class A	20,034	1,370
	Lincoln Electric Holdings Inc.	22,699	1,331
*	Teledyne Technologies Inc.	12,946	1,268
	Donaldson Co. Inc.	37,237	1,166
	Rollins Inc.	40,477	1,130
	MSC Industrial
	Direct Co. Inc. Class A	16,420	1,111
	Deluxe Corp.	18,607	1,079
	CLARCOR Inc.	18,089	1,020
	Woodward Inc.	22,013	1,004
*	Esterline Technologies Corp.	11,296	923
	HNI Corp.	15,483	724
	GATX Corp.	13,435	666
	MSA Safety Inc.	8,697	395
	Werner Enterprises Inc.	13,382	354
			69,432
Information Technology (18.1%)
	Global Payments Inc.	39,916	4,446
*	Gartner Inc.	49,868	4,264
	FactSet Research
	Systems Inc.	23,329	3,684
*	Fortinet Inc.	85,549	3,605
*	Cadence Design
	Systems Inc.	175,788	3,519
	CDK Global Inc.	64,514	3,196
*	Ultimate Software
	Group Inc.	17,165	3,024
*	ANSYS Inc.	33,969	3,010
*	Synopsys Inc.	60,547	2,841
*	Tyler Technologies Inc.	20,224	2,792
*	Manhattan Associates Inc.	44,316	2,592
	Broadridge Financial
	Solutions Inc.	48,960	2,585
*	Zebra Technologies Corp.	31,067	2,575
	MAXIMUS Inc.	39,576	2,396
*	PTC Inc.	69,067	2,288
*	Keysight Technologies Inc.	71,196	2,281
	Jack Henry & Associates Inc.	32,908	2,236
*	WEX Inc.	23,213	2,194
*	Rackspace Hosting Inc.	71,197	2,165
*	VeriFone Systems Inc.	68,647	2,145
*	ARRIS Group Inc.	79,686	2,105
*	NetScout Systems Inc.	56,439	2,063
	Cognex Corp.	52,331	1,861
*	Trimble Navigation Ltd.	91,943	1,738
	Fair Isaac Corp.	18,650	1,596
*	SolarWinds Inc.	39,915	1,587
*	Synaptics Inc.	22,121	1,550

*	ACI Worldwide Inc.	70,121	1,496
*	IPG Photonics Corp.	14,412	1,217
*	Integrated Device
	Technology Inc.	62,417	1,185
	Solera Holdings Inc.	23,801	1,147
*	SunEdison Inc.	105,126	1,093
	InterDigital Inc.	21,678	1,072
*	CoreLogic Inc.	28,195	1,070
	National Instruments Corp.	33,467	978
	DST Systems Inc.	9,002	922
	Cypress
	Semiconductor Corp.	91,626	916
	FEI Co.	11,990	905
	Plantronics Inc.	14,802	787
*	Silicon Laboratories Inc.	16,448	715
	Belden Inc.	13,565	684
*	CommVault Systems Inc.	14,032	503
*	3D Systems Corp.	36,577	502
*	Rovi Corp.	24,955	276
			85,806
Materials (5.3%)
	Packaging Corp. of America	59,505	3,993
	Valspar Corp.	44,895	3,291
	Cytec Industries Inc.	42,883	3,182
	Eagle Materials Inc.	30,171	2,469
	RPM International Inc.	52,811	2,316
	Ashland Inc.	18,296	1,920
	NewMarket Corp.	4,510	1,728
	Royal Gold Inc.	25,059	1,206
	Minerals Technologies Inc.	20,875	1,123
	PolyOne Corp.	30,020	975
	Sensient Technologies Corp.	14,607	952
	Compass Minerals
	International Inc.	11,736	951
	Scotts Miracle-Gro Co.
	Class A	12,881	801
	Chemours Co.	34,792	336
			25,243
Utilities (2.1%)
	UGI Corp.	103,607	3,531
	Aqua America Inc.	61,684	1,564
	National Fuel Gas Co.	22,833	1,232
	Vectren Corp.	26,818	1,079
	Questar Corp.	50,692	979
	IDACORP Inc.	13,909	826
	PNM Resources Inc.	21,510	551
*	Talen Energy Corp.	23,031	328
			10,090
Total Common Stocks
(Cost $442,384)			473,026

50

S&P Mid-Cap 400 Growth Index Fund

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (0.0%)[1]
	Money Market Fund (0.0%)
2	Vanguard Market Liquidity
	Fund, 0.168%	1	—

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
[3,4]	Federal Home Loan Bank
	Discount Notes,
	0.150%, 11/13/15	100	100
5	Freddie Mac Discount
	Notes, 0.125%, 10/30/15	100	100
			200
Total Temporary Cash Investments
	(Cost $200)		200
	Total Investments (100.0%)
	(Cost $442,584)		473,226

			Amount
			($000)
Other Assets and Liabilities (0.0%)
	Other Assets
	Investment in Vanguard		45
	Receivables for Accrued Income		395
	Other Assets		100
	Total Other Assets		540
	Liabilities
Payables for Capital Shares Redeemed			(24)
	Payables to Vanguard		(123)
	Other Liabilities		(606)
	Total Liabilities		(753)
	Net Assets (100%)		473,013

At August 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	460,488
Undistributed Net Investment Income	3,297
Accumulated Net Realized Losses	(21,419)
Unrealized Appreciation (Depreciation)
Investment Securities	30,642
Futures Contracts	5
Net Assets	473,013

ETF Shares—Net Assets
Applicable to 3,775,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	377,030
Net Asset Value Per Share—
ETF Shares	$99.88

Institutional Shares—Net Assets
Applicable to 482,678 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	95,983
Net Asset Value Per Share—
Institutional Shares	$198.85

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
4 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
5 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
See accompanying Notes, which are an integral part of the Financial Statements.

51

S&P Mid-Cap 400 Growth Index Fund

Statement of Operations

Year Ended
August 31, 2015
($000)
Investment Income
Income
Dividends	5,555
Interest[1]	1
Securities Lending	73
Total Income	5,629
Expenses
The Vanguard Group—Note B
Investment Advisory Services	77
Management and Administrative—ETF Shares	524
Management and Administrative—Institutional Shares	35
Marketing and Distribution—ETF Shares	48
Marketing and Distribution—Institutional Shares	12
Custodian Fees	34
Auditing Fees	24
Shareholders’ Reports—ETF Shares	12
Shareholders’ Reports—Institutional Shares	—
Total Expenses	766
Net Investment Income	4,863
Realized Net Gain (Loss)
Investment Securities Sold	39,998
Futures Contracts	53
Realized Net Gain (Loss)	40,051
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(31,212)
Futures Contracts	1
Change in Unrealized Appreciation (Depreciation)	(31,211)
Net Increase (Decrease) in Net Assets Resulting from Operations	13,703
1 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

52

S&P Mid-Cap 400 Growth Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,863	2,732
Realized Net Gain (Loss)	40,051	20,341
Change in Unrealized Appreciation (Depreciation)	(31,211)	32,984
Net Increase (Decrease) in Net Assets Resulting from Operations	13,703	56,057
Distributions
Net Investment Income
ETF Shares	(2,534)	(1,700)
Institutional Shares	(810)	(598)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(3,344)	(2,298)
Capital Share Transactions
ETF Shares	77,454	67,226
Institutional Shares	3,968	35,646
Net Increase (Decrease) from Capital Share Transactions	81,422	102,872
Total Increase (Decrease)	91,781	156,631
Net Assets
Beginning of Period	381,232	224,601
End of Period[1]	473,013	381,232
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $3,297,000 and $1,778,000.

See accompanying Notes, which are an integral part of the Financial Statements.

53

S&P Mid-Cap 400 Growth Index Fund

Financial Highlights

ETF Shares
					Sept. 7,
					2010[1] to
For a Share Outstanding	Year Ended August 31,				August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$97.18	$80.96	$67.47	$61.13	$50.04
Investment Operations
Net Investment Income	1.036	. 571.721		.405	.280
Net Realized and Unrealized Gain (Loss)
on Investments	2.456	16.256	13.257	6.266	10.910
Total from Investment Operations	3.492	16.827	13.978	6.671	11.190
Distributions
Dividends from Net Investment Income	(.792)	(.607)	(. 488)	(. 331)	(.100)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.792)	(.607)	(. 488)	(. 331)	(.100)
Net Asset Value, End of Period	$99.88	$97.18	$80.96	$67.47	$61.13

Total Return	3.60%	20.84%	20.83%	10.97%	22.36%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$377	$292	$182	$91	$31
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%[2]
Ratio of Net Investment Income to
Average Net Assets	1.08%	0.81%	1.08%	0.76%	0.63%[2]
Portfolio Turnover Rate [3]	47%	38%	35%	26%	40%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

54

S&P Mid-Cap 400 Growth Index Fund

Financial Highlights

Institutional Shares
					March 28,
					2011[1] to
For a Share Outstanding	Year Ended August 31,				August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$193.45	$161.12	$134.20	$121.54	$130.08
Investment Operations
Net Investment Income	2.271	1.316	1.584	.915	.304
Net Realized and Unrealized Gain (Loss)
on Investments	4.900	32.386	26.392	12.506	(8.844)
Total from Investment Operations	7.171	33.702	27.976	13.421	(8.540)
Distributions
Dividends from Net Investment Income	(1.771)	(1.372)	(1.056)	(.761)	—
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.771)	(1.372)	(1.056)	(.761)	—
Net Asset Value, End of Period	$198.85	$193.45	$161.12	$134.20	$121.54

Total Return	3.72%	20.99%	20.97%	11.12%	-6.57%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$96	$90	$42	$23	$22
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%[2]
Ratio of Net Investment Income to
Average Net Assets	1.20%	0.93%	1.20%	0.88%	0.75%[2]
Portfolio Turnover Rate [3]	47%	38%	35%	26%	40%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

55

S&P Mid-Cap 400 Growth Index Fund

Notes to Financial Statements

Vanguard S&P Mid-Cap 400 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2015, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

56

S&P Mid-Cap 400 Growth Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counter-party risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2015, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

57

S&P Mid-Cap 400 Growth Index Fund

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets .

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2015, the fund had contributed to Vanguard capital in the amount of $45,000, representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	473,026	—	—
Temporary Cash Investments	—	200	—
Futures Contracts—Liabilities[1]	(2)	—	—
Total	473,024	200	—
1 Represents variation margin on the last day of the reporting period.

D. At August 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P Mid-Cap 400 Index	September 2015	1	141	5

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

58

S&P Mid-Cap 400 Growth Index Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2015, the fund realized $54,136,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2015, the fund had $3,401,000 of ordinary income available for distribution. The fund had available capital losses totaling $21,414,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2015, the cost of investment securities for tax purposes was $442,584,000. Net unrealized appreciation of investment securities for tax purposes was $30,642,000, consisting of unrealized gains of $53,319,000 on securities that had risen in value since their purchase and $22,677,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2015, the fund purchased $475,078,000 of investment securities and sold $391,501,000 of investment securities, other than temporary cash investments. Purchases and sales include $243,000,000 and $185,488,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

	Year Ended August 31,
	2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	307,135	3,025	149,297	1,650
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(229,681)	(2,250)	(82,071)	(900)
Net Increase (Decrease)—ETF Shares	77,454	775	67,226	750
Institutional Shares
Issued	15,445	75	42,737	238
Issued in Lieu of Cash Distributions	347	2	283	2
Redeemed	(11,824)	(58)	(7,374)	(40)
Net Increase (Decrease)—Institutional Shares	3,968	19	35,646	200

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2015, that would require recognition or disclosure in these financial statements.

59

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Admiral Funds and the Shareholders of Vanguard S&P Mid-Cap 400 Index Fund, Vanguard S&P Mid-Cap 400 Value Index Fund and Vanguard S&P Mid-Cap 400 Growth Index Fund: In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard S&P Mid-Cap 400 Index Fund, Vanguard S&P Mid-Cap 400 Value Index Fund and Vanguard S&P Mid-Cap 400 Growth Index Fund (constituting separate portfolios of Vanguard Admiral Funds, hereafter referred to as the “Funds”) at August 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 15, 2015

60

Special 2015 tax information (unaudited) for Vanguard S&P Mid-Cap 400 Index Funds

This information for the fiscal year ended August 31, 2015, is included pursuant to provisions of the
Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
S&P Mid-Cap 400 Index Fund	9,352
S&P Mid-Cap 400 Value Index Fund	2,844
S&P Mid-Cap 400 Growth Index Fund	3,056

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
S&P Mid-Cap 400 Index Fund	76.9%
S&P Mid-Cap 400 Value Index Fund	82.3
S&P Mid-Cap 400 Growth Index Fund	69.5

61

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2015. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for ETF Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: S&P Mid-Cap 400 Index Funds
Periods Ended August 31, 2015

		Since
	One	Inception
	Year	(9/7/2010)
S&P Mid-Cap 400 Index Fund ETF Shares
Returns Before Taxes	-0.12%	14.98%
Returns After Taxes on Distributions	-0.46	14.75
Returns After Taxes on Distributions and Sale of Fund Shares	0.14	12.06
		Since
	One	Inception
	Year	(9/7/2010)
S&P Mid-Cap 400 Value Index Fund ETF Shares
Returns Before Taxes	-4.17%	14.25%
Returns After Taxes on Distributions	-4.56	13.96
Returns After Taxes on Distributions and Sale of Fund Shares	-2.13	11.44

		Since
	One	Inception
	Year	(9/7/2010)
S&P Mid-Cap 400 Growth Index Fund ETF Shares
Returns Before Taxes	3.60%	15.55%
Returns After Taxes on Distributions	3.39	15.40
Returns After Taxes on Distributions and Sale of Fund Shares	2.18	12.55

62

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

63

Six Months Ended August 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/28/2015	8/31/2015	Period
Based on Actual Fund Return
S&P Mid-Cap 400 Index Fund
ETF Shares	$1,000.00	$947.14	$0.74
Institutional Shares	1,000.00	947.51	0.39
S&P Mid-Cap 400 Value Index Fund
ETF Shares	$1,000.00	$923.51	$0.97
Institutional Shares	1,000.00	924.07	0.39
S&P Mid-Cap 400 Growth Index Fund
ETF Shares	$1,000.00	$968.96	$0.99
Institutional Shares	1,000.00	969.48	0.40
Based on Hypothetical 5% Yearly Return
S&P Mid-Cap 400 Index Fund
ETF Shares	$1,000.00	$1,024.45	$0.77
Institutional Shares	1,000.00	1,024.80	0.41
S&P Mid-Cap 400 Value Index Fund
ETF Shares	$1,000.00	$1,024.20	$1.02
Institutional Shares	1,000.00	1,024.80	0.41
S&P Mid-Cap 400 Growth Index Fund
ETF Shares	$1,000.00	$1,024.20	$1.02
Institutional Shares	1,000.00	1,024.80	0.41

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the S&P Mid-Cap 400 Index Fund, 0.15% for ETF Shares and 0.08% for Institutional Shares; for the S&P Mid-Cap 400 Value
Index Fund, 0.20% for ETF Shares and 0.08% for Institutional Shares; and for the S&P Mid-Cap 400 Growth Index Fund, 0.20% for ETF Shares
and 0.08% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

64

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard S&P Mid-Cap 400 Index Fund, S&P Mid-Cap 400 Value Index Fund, and S&P Mid-Cap 400 Growth Index Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Equity Index Group—serves as investment advisor for each fund. The board determined that continuing each fund’s internalized management structure was in the best interests of each fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of each fund’s investment management services provided to the funds since their inception in 2010, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.

Investment performance

The board considered the funds’ performance since their inception, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about the funds’ most recent performance can be found in the Performance Summary pages of this report.

Cost

The board concluded that each fund’s expense ratio was well below the average expense ratios charged by funds in its respective peer group and that each fund’s advisory fee rate was also well below its peer-group average. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that each fund’s at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

65

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

66

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

67

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester,	Occupation(s) During the Past Five Years and Other
Amerigroup Corporation (managed health care), the	Experience: Corporate Vice President and Chief
University of Rochester Medical Center, Monroe	Global Diversity Officer (retired 2008) and Member
Community College Foundation, and North Carolina	of the Executive Committee (1997–2008) of Johnson
A&T University.	& Johnson (pharmaceuticals/medical devices/
consumer products); Director of Skytop Lodge
Corporation (hotels), the University Medical Center
at Princeton, the Robert Wood Johnson Foundation,
and the Center for Talent Innovation; Member of
the Advisory Board of the Institute for Women’s
Leadership at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee; Board Member of	Heidi Stam
TIFF Advisory Services, Inc., and Catholic Investment	Born 1956. Secretary Since July 2005. Principal
Services, Inc. (investment advisors); Member of	Occupation(s) During the Past Five Years and Other
the Investment Advisory Committee of Major	Experience: Managing Director of The Vanguard
League Baseball.	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	Chris D. McIsaac
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Paul A. Heller	Thomas M. Rampulla
the Museum of Fine Arts Boston.	Martha G. King	Glenn W. Reed
	John T. Marcante	Karin A. Risi
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer	John J. Brennan
(retired 2010) of Corning Incorporated (communications	Chairman, 1996–2009
equipment); Trustee of Colby-Sawyer College;	Chief Executive Officer and President, 1996–2008
Member of the Advisory Board of the Norris Cotton
Cancer Center and of the Advisory Board of the
Parthenon Group (strategy consulting).	Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	The index is a product of S&P Dow Jones Indices LLC
Direct Investor Account Services > 800-662-2739	(“SPDJI”), and has been licensed for use by Vanguard.
Standard & Poor’s® and S&P® are registered
Institutional Investor Services > 800-523-1036	trademarks of Standard & Poor’s Financial Services LLC
Text Telephone for People	(“S&P”); Dow Jones® is a registered trademark of Dow
Who Are Deaf or Hard of Hearing> 800-749-7273	Jones Trademark Holdings LLC (“Dow Jones”); S&P®
and S&P 500® are trademarks of S&P; and these
This material may be used in conjunction	trademarks have been licensed for use by SPDJI and
with the offering of shares of any Vanguard	sublicensed for certain purposes by Vanguard.
fund only if preceded or accompanied by	Vanguard product(s) are not sponsored, endorsed, sold
the fund’s current prospectus.	or promoted by SPDJI, Dow Jones, S&P, or their
respective affiliates and none of such parties make any
All comparative mutual fund data are from Lipper, a	representation regarding the advisability of investing in
Thomson Reuters Company, or Morningstar, Inc., unless	such product(s) nor do they have any liability for any
otherwise noted.	errors, omissions, or interruptions of the index.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q18420 102015

Annual Report | August 31, 2015

Vanguard S&P 500 Value and Growth
Index Funds
Vanguard S&P 500 Value Index Fund
Vanguard S&P 500 Growth Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
S&P 500 Value Index Fund.	9
S&P 500 Growth Index Fund.	26
Your Fund’s After-Tax Returns.	43
About Your Fund’s Expenses.	44
Trustees Approve Advisory Arrangements.	46
Glossary.	47

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2015
Total
Returns
Vanguard S&P 500 Value Index Fund
ETF Shares
Market Price	-3.38%
Net Asset Value	-3.41
Institutional Shares (Inception: 3/3/2015)	-6.84
S&P 500 Value Index	-3.27
Large-Cap Value Funds Average	-3.71
Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard S&P 500 Growth Index Fund
ETF Shares
Market Price	3.83%
Net Asset Value	3.80
S&P 500 Growth Index	3.95
Large-Cap Growth Funds Average	3.53
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The
Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573;
8,090,646; and 8,417,623.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock
Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

1

Chairman’s Letter

Dear Shareholder,

While U.S. stocks overall traced a jagged line on their way to flat returns for the fiscal year ended August 31, 2015, the two style segments that make up the large-capitalization market fared differently. Growth stocks continued on their positive trek and value stocks slipped. Large-, mid-, and small-capitalization stocks finished in close proximity to each other.

This investment environment was reflected in the performance of Vanguard S&P 500 Growth Index Fund and Vanguard S&P 500 Value Index Fund, as measured by the ETF Shares’ net asset value. The Growth Index Fund notched a result of almost 4%, while the Value Index Fund returned about –3%. Both funds closely tracked their target indexes and surpassed the average returns of their large-cap fund peers.

On another note, Institutional Shares for the Value Index Fund were introduced in March. These shares require a minimum initial investment of $5 million.

If you hold shares of your fund in a taxable account, you may wish to review the information on after-tax returns that appears later in this report.

August’s moody markets led to flat 12-month returns

U.S. stocks generally moved in opposite directions over the two halves of the fiscal year ended August 31. Ultimately, the ride ended about where it started, with the broad market returning less than 1%.

2

The broad stock market’s first-half advance of about 6% was followed by a second-half retreat of about –5%.

Much of the decline came in August, when stocks tumbled over fears about the global impact of China’s economic deceleration. Greece’s debt crisis, the strong U.S. dollar, perceived high valuations, and speculation over when the Federal Reserve might raise short-term interest rates also weighed on the market at times. (Shortly after the close of the reporting period, the Fed announced at its September meeting that it would leave rates unchanged for the time being.)

For U.S. investors, international stocks returned about –12%, a result that would have been a bit better if not for the dollar’s strength against many foreign currencies. China’s troubles buffeted emerging markets, which produced lower returns than the developed markets of Europe and the Pacific region.

Bonds notched muted results as Fed weighed rate-hike timing

The broad U.S. taxable bond market returned 1.56%. Bond prices, which generally fell slightly, received support at various times during the year from global investors looking for higher yields than those available in many other developed markets and from investors seeking shelter from stock market volatility. The yield of the 10-year Treasury note ended August at 2.18%, down from 2.34% a year earlier.

Market Barometer

	Average Annual Total Returns
	Periods Ended August 31, 2015
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	0.40%	14.68%	16.07%
Russell 2000 Index (Small-caps)	0.03	14.12	15.55
Russell 3000 Index (Broad U.S. market)	0.36	14.63	16.03
FTSE All-World ex US Index (International)	-11.50	5.79	5.17

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	1.56%	1.53%	2.98%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.52	2.83	3.96
Citigroup Three-Month U.S. Treasury Bill Index	0.02	0.03	0.05

CPI
Consumer Price Index	0.20%	1.14%	1.77%

3

Limited by the dollar’s strength, international bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –11.97%. International bonds returned about 3% without this currency effect.

The Fed’s 0%–0.25% target for short-term interest rates continued to restrain money market fund and savings account returns.

Health care set the pace, while energy lagged

The S&P 500 Growth Index Fund and S&P 500 Value Index Fund represent the two style elements of the broader S&P 500 Index, a benchmark that encompasses approximately 500 of the largest companies in the United States. Together, these companies account for about three-quarters of the broad U.S. stock market’s value. Investors may choose to invest broadly in the large-cap segment of the market through Vanguard 500 Index Fund (this fund is covered in a separate report), or to focus on the growth or value versions.

Recall that value stocks tend to sell at relatively low prices in relation to their earnings or book value, reflecting the lower sales and earnings growth prospects of the underlying companies. Growth stocks, by contrast, typically have higher valuations because of their underlying companies’ earnings and revenue potential.

Growth stocks have generally outperformed value stocks in recent years. But it would be a mistake to assume that pattern will persist indefinitely. An experienced investor knows

Expense Ratios
Your Fund Compared With Its Peer Group

	ETF	Institutional	Peer Group
	Shares	Shares	Average
S&P 500 Value Index Fund	0.15%	0.08%	1.13%
S&P 500 Growth Index Fund	0.15	—	1.21

The fund expense ratios shown are from the prospectus dated December 19, 2014, and represent estimated costs for the current fiscal year.
For the fiscal year ended August 31, 2015, the funds’ expense ratios were: for the S&P 500 Value Index Fund, 0.15% for ETF Shares, and
0.08% for Institutional Shares (annualized since inception); and for the S&P 500 Growth Index Fund, 0.15%. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2014.

Peer groups: For the S&P 500 Value Index Fund, Large-Cap Value Funds, and for the S&P 500 Growth Index Fund, Large-Cap Growth Funds.

4

that the various categories of investments alternate leadership. One period it might be large-cap growth at the forefront, the next it might be small-cap value. This unpredictable variation in market leadership is one of the reasons that Vanguard believes broad diversification is the wisest choice for most investors.

The health care sector, traditionally a growth domain, was the top performer in the Value Index Fund with a return of about 13% and delivered the second-best showing in the Growth Index Fund with a return of about 11%. The trends favoring health care are familiar: An aging population requires more health care in all forms, health care is more accessible across the globe, and the Affordable Care Act has provided insurance coverage for more people. Managed-care companies, which received a boost from merger and acquisition activity, helped the Value Index Fund the most. The Growth Index Fund benefited mostly from pharmaceutical and biotechnology firms that are producing innovative new drugs.

Consumer discretionary stocks, with a return of about 14%, were the Growth Index Fund’s leading contributor. Returns from internet retailers were particularly robust, and the sector got a boost from the housing market’s sustained rebound. Homebuilders, home improvement retailers, and companies that produce furnishings and housewares excelled and offset some weakness in the media and auto industries.

Total Returns
Inception Through August 31, 2015
Average
Annual Return
S&P 500 Value Index Fund ETF Shares Net Asset Value (Returns since
inception: 9/7/2010)	13.22%
S&P 500 Value Index	13.39
Large-Cap Value Funds Average	12.51
Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

S&P 500 Growth Index Fund ETF Shares Net Asset Value (Returns since
inception: 9/7/2010)	16.38%
S&P 500 Growth Index	16.56
Large-Cap Growth Funds Average	14.63
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

For both funds, returns for the eight other sectors were either in the single digits or negative. By far the Value Index Fund’s largest exposure was to the financial sector, which constituted about one-quarter of its assets and returned about 4% for the fund. (It produced a slightly negative return for the Growth Index Fund.) While the sector has benefited from the long bull market, it has also been restrained by the toughened regulatory environment and exceptionally low interest rates.

The Growth Index Fund’s largest sector was information technology, which constituted nearly one-third of its assets.

IT stocks have cooled off a bit from previous periods; they returned about 4% for the fund, which got a lift in particular from electronic-payment corporations that benefited from increased access to credit around the world.

Stragglers included energy, materials, industrials, telecommunication services, and utilities, all traditional value-oriented sectors. Energy stocks were punished by the decline in oil and gas prices. This same commodity crunch put pressure on the prices of metals and mining firms and materials and processing companies.

An indexing benefit that’s worth keeping in mind

As a Vanguard investor, you’re probably familiar with the cost and diversification benefits that index funds typically offer. But there’s a lesser-known—yet important—advantage to indexing as well: relative predictability.

Simply put, index funds help you capture the market’s return more predictably than actively managed funds.

By definition, an index fund is built and managed to track the return of its designated broad market or market segment. Some do so more closely than others. But what’s key is that you know what to expect: whatever the market returns—good or bad—minus the fund’s costs.
Active managers, in contrast, seek to beat the market—and do so with varying degrees of success at different times.

The relative predictability of indexing can help you stay on course with your investment goals, by reducing the likelihood of particular surprises—such as being out of step with market performance. The confidence of knowing that you’ll earn a market-like return can reduce the temptation to trade based on emotions.

We recognize that some investors want the opportunity to outperform the market. That’s why Vanguard also offers low-cost active funds managed by carefully selected, world-class advisors, so you can choose an investment strategy that aligns with both your goals and your risk appetite.

6

The funds have been successful in tightly tracking their indexes

The S&P 500 Growth and Value Index Funds launched in September 2010 as an extension of Vanguard’s indexing franchise Since then, they’ve met their primary goal of capturing virtually all of the returns of their target indexes. Reflecting the overall strength of the stock markets, both funds also recorded double-digit average annual returns over the half-decade.

Vanguard’s Equity Index Group, the funds’ advisor, is responsible for the index tracking success. The group has kept the funds on target with sophisticated portfolio and management techniques refined over several decades. Low expenses—which allow you to keep more of the funds’ returns—have helped the group’s efforts.

When the markets are volatile, maintaining perspective is key

Volatility returned to the stock market with a vengeance in the final weeks of August. Stocks were unsettled as investors became more worried that a slowdown in China’s economic growth could affect markets across the globe.

This turmoil may have evoked painful memories of previous financial setbacks—memories that had been receding after more than six years of strong U.S. stock performance. And inevitably, that sort of upheaval can lead some investors to make rash moves with their portfolios.

During periods of market adversity, however, it’s more important than ever to keep sight of one of Vanguard’s key principles: Maintain perspective and long-term discipline. Whether you’re investing for yourself or on behalf of clients, your success is affected greatly by how you react—or don’t react—when the markets turn turbulent. (You can read Vanguard’s Principles for Investing Success at vanguard.com/research.)

As I’ve written in the past, the best course for long-term investors generally is to ignore daily market moves and not make decisions based on emotion. This is also a good time to evaluate your portfolio and make sure your asset allocation is aligned with your time horizon, goals, and risk tolerance.

The markets are unpredictable and often confounding. Keeping our long-term plans clearly in focus can be key as we weather these periodic storms.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 17, 2015

7

Your Fund’s Performance at a Glance
August 31, 2014, Through August 31, 2015
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard S&P 500 Value Index Fund
ETF Shares	$88.54	$83.75	$1.884	$0.000
Institutional Shares (Inception: 3/3/2015)	199.34	183.75	2.112	0.000
Vanguard S&P 500 Growth Index Fund
ETF Shares	$96.99	$99.21	$1.496	$0.000

8

S&P 500 Value Index Fund

Fund Profile
As of August 31, 2015

Share-Class Characteristics

	ETF	Institutional
	Shares	Shares
Ticker Symbol	VOOV	VSPVX
Expense Ratio[1]	0.15%	0.08%
30-Day SEC Yield	2.55%	2.64%

Portfolio Characteristics
			DJ
			U.S.
			Total
		S&P 500	Market
		Value	FA
	Fund	Index	Index
Number of Stocks	358	358	3,828
Median Market Cap	$67.4B	$67.4B	$47.2B
Price/Earnings Ratio	16.9x	16.8x	20.8x
Price/Book Ratio	1.9x	1.9x	2.6x
Return on Equity	14.9%	14.8%	17.1%
Earnings Growth
Rate	5.7%	5.7%	10.2%
Dividend Yield	2.7%	2.7%	2.1%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	23%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
		DJ
	S&P 500	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	1.00	0.92
Beta	1.00	0.98

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Exxon Mobil Corp.	Integrated Oil & Gas	3.9%
General Electric Co.	Industrial
	Conglomerates	3.1
Berkshire Hathaway Inc. Multi-Sector Holdings		3.0
JPMorgan Chase & Co.	Diversified Banks	2.9
AT&T Inc.	Integrated
	Telecommunication
	Services	2.5
Pfizer Inc.	Pharmaceuticals	2.4
Verizon Communications Integrated
Inc.	Telecommunication
	Services	2.3
Bank of America Corp.	Diversified Banks	2.1
Citigroup Inc.	Diversified Banks	2.0
Chevron Corp.	Integrated Oil & Gas	1.9
Top Ten		26.1%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated December 19, 2014, and represents estimated costs for the current fiscal year. For the fiscal year ended August 31, 2015, the expense ratios were 0.15% for ETF Shares and 0.08% for Institutional Shares (annualized since inception).

9

S&P 500 Value Index Fund

Sector Diversification (% of equity exposure)
			DJ
			U.S.
			Total
		S&P 500	Market
		Value	FA
	Fund	Index	Index
Consumer Discretionary	8.1%	8.0%	13.5%
Consumer Staples	10.2	10.2	8.4
Energy	12.3	12.3	6.6
Financials	25.6	25.7	18.2
Health Care	10.8	10.8	15.0
Industrials	12.4	12.4	10.7
Information Technology	6.6	6.5	19.1
Materials	3.6	3.6	3.3
Telecommunication
Services	5.0	5.1	2.2
Utilities	5.4	5.4	3.0

10

S&P 500 Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 7, 2010, Through August 31, 2015
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2015

			Since	Final Value
		One	Inception	of a $10,000
		Year	(9/7/2010)	Investment

	S&P 500 Value Index Fund*ETF
	Shares Net Asset Value	-3.41%	13.22%	$18,560
	S&P 500 Value Index Fund*ETF
	Shares Market Price	-3.38	13.24	18,573

••••••••	S&P 500 Value Index	-3.27	13.39	18,703

– – – –	Large-Cap Value Funds Average	-3.71	12.51	17,991
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	0.29	15.13	20,172

Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

	Since	Final Value
	Inception	of a $5,000,000
	(3/3/2015)	Investment
S&P 500 Value Index Fund Institutional
Shares	-6.84%	$4,658,150

S&P 500 Value Index	-6.81	4,659,286
Dow Jones U.S. Total Stock Market Float
Adjusted Index	-5.51	4,724,438

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

11

S&P 500 Value Index Fund

Cumulative Returns of ETF Shares: September 7, 2010, Through August 31, 2015

		Since
	One	Inception
	Year	(9/7/2010)
S&P 500 Value Index Fund ETF Shares Market Price	-3.38%	85.73%
S&P 500 Value Index Fund ETF Shares Net Asset
Value	-3.41	85.60
S&P 500 Value Index	-3.27	87.03
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 7, 2010, Through August 31, 2015

Average Annual Total Returns: Periods Ended June 30, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
ETF Shares	9/7/2010
Market Price		4.44%	15.11%
Net Asset Value		4.42	15.10
Institutional Shares	3/3/2015	—	-1.29

12

S&P 500 Value Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.5%)[1]
Consumer Discretionary (8.0%)
	Ford Motor Co.	139,620	1,936
	Target Corp.	22,425	1,743
	Comcast Corp. Class A	29,132	1,641
	McDonald’s Corp.	16,159	1,535
	General Motors Co.	47,414	1,396
	Starbucks Corp.	17,391	951
	Johnson Controls Inc.	22,998	946
	Carnival Corp.	15,839	780
	Delphi Automotive plc	10,142	766
	Twenty-First Century Fox
	Inc. Class A	26,721	732
	Time Warner Cable Inc.	3,265	607
	TJX Cos. Inc.	8,133	572
	Yum! Brands Inc.	6,688	533
	Whirlpool Corp.	2,750	462
	Macy’s Inc.	6,740	395
	CBS Corp. Class B	8,595	389
	Best Buy Co. Inc.	10,256	377
	Kohl’s Corp.	6,956	355
	BorgWarner Inc.	7,946	347
	PVH Corp.	2,904	345
	Staples Inc.	22,500	320
	Darden Restaurants Inc.	4,370	297
	Dollar General Corp.	3,968	296
	Coach Inc.	9,713	294
	Goodyear Tire & Rubber Co.	9,493	283
	Mattel Inc.	11,882	278
	Omnicom Group Inc.	4,122	276
	Viacom Inc. Class B	6,154	251
*	News Corp. Class A	17,587	240
*	Mohawk Industries Inc.	1,158	228
	Royal Caribbean Cruises Ltd.	2,553	225
*	CarMax Inc.	3,674	224
	L Brands Inc.	2,584	217
	Cablevision Systems Corp.
	Class A	7,726	194
*	Bed Bath & Beyond Inc.	3,072	191
*	TEGNA Inc.	7,968	190

	Starwood Hotels & Resorts
	Worldwide Inc.	2,639	189
	Genuine Parts Co.	2,244	187
	Harley-Davidson Inc.	3,087	173
	Gap Inc.	5,176	170
	GameStop Corp. Class A	3,752	159
	Hasbro Inc.	2,011	150
	Interpublic Group of Cos. Inc.	7,405	140
	Newell Rubbermaid Inc.	3,209	135
	PulteGroup Inc.	5,417	112
	H&R Block Inc.	3,197	109
	Ralph Lauren Corp. Class A	955	106
*	Urban Outfitters Inc.	3,422	106
	Tiffany & Co.	1,229	101
*	AutoNation Inc.	1,531	92
	Garmin Ltd.	1,829	69
*	Fossil Group Inc.	528	32
			22,842
Consumer Staples (10.1%)
	Wal-Mart Stores Inc.	55,423	3,587
	Procter & Gamble Co.	48,595	3,434
	Walgreens Boots Alliance
	Inc.	30,647	2,652
	Mondelez International Inc.
	Class A	57,130	2,420
	Coca-Cola Co.	60,620	2,384
	Costco Wholesale Corp.	15,434	2,161
	Philip Morris International
	Inc.	24,483	1,954
	PepsiCo Inc.	20,735	1,927
	Archer-Daniels-Midland Co.	21,787	980
	Sysco Corp.	20,860	832
	Colgate-Palmolive Co.	12,243	769
	Kraft Heinz Co.	10,400	756
	Kroger Co.	18,266	630
	Kimberly-Clark Corp.	5,630	600
	General Mills Inc.	10,477	595
	Tyson Foods Inc. Class A	10,245	433
	Whole Foods Market Inc.	12,595	413
	JM Smucker Co.	3,406	401

13

S&P 500 Value Index Fund

			Market
			Value•
		Shares	($000)
	ConAgra Foods Inc.	9,149	381
	Kellogg Co.	4,492	298
	Estee Lauder Cos. Inc.
	Class A	3,456	276
	Clorox Co.	1,934	215
	Coca-Cola Enterprises Inc.	3,617	186
	Hershey Co.	1,959	175
	McCormick & Co. Inc.	2,020	160
	Campbell Soup Co.	2,629	126
	Hormel Foods Corp.	2,040	125
			28,870
Energy (12.3%)
	Exxon Mobil Corp.	146,846	11,049
	Chevron Corp.	66,044	5,349
	ConocoPhillips	43,302	2,128
	Occidental Petroleum Corp.	26,977	1,969
	Schlumberger Ltd.	23,635	1,829
	Phillips 66	19,047	1,506
	Halliburton Co.	29,884	1,176
	Valero Energy Corp.	17,863	1,060
	Marathon Petroleum Corp.	19,080	903
	Baker Hughes Inc.	15,265	855
	Anadarko Petroleum Corp.	8,565	613
	Apache Corp.	13,243	599
	Devon Energy Corp.	13,572	579
	National Oilwell Varco Inc.	13,621	576
	Hess Corp.	8,558	509
	Noble Energy Inc.	15,030	502
	Marathon Oil Corp.	23,705	410
	Tesoro Corp.	4,399	405
	Spectra Energy Corp.	11,081	322
	ONEOK Inc.	7,340	264
*	Cameron International Corp.	3,769	252
	Helmerich & Payne Inc.	3,792	224
*	Southwestern Energy Co.	13,542	220
	Pioneer Natural Resources
	Co.	1,627	200
*	Newfield Exploration Co.	5,664	189
	Murphy Oil Corp.	5,876	182
	Cimarex Energy Co.	1,616	178
^	Transocean Ltd.	11,993	171
	Ensco plc Class A	8,250	149
^	Chesapeake Energy Corp.	18,221	142
	EQT Corp.	1,818	141
	CONSOL Energy Inc.	8,050	123
*	FMC Technologies Inc.	2,579	90
	Columbia Pipeline Group
	Inc.	2,789	71
	Diamond Offshore Drilling
	Inc.	2,305	55
			34,990
Financials (25.6%)
*	Berkshire Hathaway Inc.
	Class B	64,054	8,586
	JPMorgan Chase & Co.	130,339	8,355
	Bank of America Corp.	368,848	6,027

Citigroup Inc.	106,563	5,699
Wells Fargo & Co.	98,743	5,266
American International
Group Inc.	46,830	2,826
Goldman Sachs Group Inc.	14,111	2,661
MetLife Inc.	39,189	1,963
Morgan Stanley	53,968	1,859
PNC Financial Services
Group Inc.	18,190	1,657
Bank of New York Mellon
Corp.	39,388	1,568
Capital One Financial Corp.	19,190	1,492
US Bancorp	32,380	1,371
Prudential Financial Inc.	15,910	1,284
ACE Ltd.	11,469	1,172
Travelers Cos. Inc.	11,192	1,114
CME Group Inc.	11,144	1,052
State Street Corp.	14,457	1,040
BB&T Corp.	27,276	1,007
Chubb Corp.	8,068	975
American Express Co.	12,578	965
Aflac Inc.	15,238	893
SunTrust Banks Inc.	18,130	732
Prologis Inc.	18,422	700
Hartford Financial Services
Group Inc.	14,762	678
Fifth Third Bancorp	28,473	567
Progressive Corp.	18,770	562
M&T Bank Corp.	4,669	552
Allstate Corp.	8,482	494
BlackRock Inc.	1,606	486
Principal Financial Group Inc.	9,634	485
Lincoln National Corp.	8,893	452
Charles Schwab Corp.	14,220	432
KeyCorp	29,821	410
Marsh & McLennan Cos. Inc.	7,565	406
XL Group plc Class A	10,779	402
Aon plc	4,147	388
Loews Corp.	10,445	381
McGraw Hill Financial Inc.	3,556	345
Huntington Bancshares Inc.	28,397	310
Unum Group	8,771	294
Comerica Inc.	6,252	275
Northern Trust Corp.	3,929	274
Franklin Resources Inc.	6,717	273
Cincinnati Financial Corp.	5,203	272
Intercontinental Exchange
Inc.	1,178	269
HCP Inc.	7,139	265
Torchmark Corp.	4,434	259
Discover Financial Services	4,666	251
Regions Financial Corp.	25,891	248
Leucadia National Corp.	11,074	238
Invesco Ltd.	6,500	222
T. Rowe Price Group Inc.	3,030	218
NASDAQ OMX Group Inc.	4,163	213

14

S&P 500 Value Index Fund

			Market
			Value•
		Shares	($000)
	Vornado Realty Trust	2,401	209
	Zions Bancorporation	7,146	207
	Assurant Inc.	2,388	178
	People’s United Financial
	Inc.	10,855	168
*	E*TRADE Financial Corp.	6,104	160
	Hudson City Bancorp Inc.	16,950	158
	Weyerhaeuser Co.	5,279	148
	SL Green Realty Corp.	1,287	133
*	Affiliated Managers Group
	Inc.	710	132
	Plum Creek Timber Co. Inc.	3,101	119
*	Genworth Financial Inc.
	Class A	17,491	91
			72,888
Health Care (10.7%)
	Pfizer Inc.	216,266	6,968
	Johnson & Johnson	40,905	3,844
	Merck & Co. Inc.	42,667	2,298
	UnitedHealth Group Inc.	17,050	1,973
	Bristol-Myers Squibb Co.	27,516	1,636
	Abbott Laboratories	31,373	1,421
	Anthem Inc.	9,289	1,310
	Eli Lilly & Co.	13,376	1,101
*	Express Scripts Holding Co.	12,581	1,052
	Humana Inc.	5,261	962
	Cardinal Health Inc.	11,626	956
	McKesson Corp.	4,717	932
	Aetna Inc.	6,752	773
	Cigna Corp.	5,061	713
	Perrigo Co. plc	2,571	470
	Agilent Technologies Inc.	11,713	425
*	Boston Scientific Corp.	25,307	424
*	Laboratory Corp. of America
	Holdings	3,526	415
	Quest Diagnostics Inc.	5,048	342
*	Vertex Pharmaceuticals Inc.	2,473	315
	Baxter International Inc.	7,836	301
	St. Jude Medical Inc.	3,741	265
*	Endo International plc	2,840	219
	Universal Health Services
	Inc. Class B	1,507	207
	Zimmer Biomet Holdings
	Inc.	1,976	205
	Baxalta Inc.	5,357	188
*	HCA Holdings Inc.	2,142	186
*	Henry Schein Inc.	940	129
*	Waters Corp.	1,015	123
	DENTSPLY International Inc.	1,844	97
*	Varian Medical Systems Inc.	1,093	89
*	Tenet Healthcare Corp.	1,735	85
	PerkinElmer Inc.	1,593	78
	Patterson Cos. Inc.	1,203	55
			30,557

Industrials (12.3%)
General Electric Co.	353,881	8,783
United Technologies Corp.	29,077	2,664
Caterpillar Inc.	21,201	1,621
Boeing Co.	11,293	1,476
Honeywell International Inc.	13,453	1,335
Emerson Electric Co.	23,471	1,120
Raytheon Co.	10,717	1,099
3M Co.	7,351	1,045
United Parcel Service Inc.
Class B	10,480	1,023
Deere & Co.	11,725	959
Eaton Corp. plc	16,406	936
Danaher Corp.	9,298	809
Cummins Inc.	5,888	717
Lockheed Martin Corp.	3,197	643
FedEx Corp.	4,167	628
Northrop Grumman Corp.	3,678	602
Stanley Black & Decker Inc.	5,405	549
Parker-Hannifin Corp.	4,875	525
General Dynamics Corp.	3,623	515
Precision Castparts Corp.	2,234	514
Ingersoll-Rand plc	9,273	513
Illinois Tool Works Inc.	5,231	442
Waste Management Inc.	7,483	375
Republic Services Inc.
Class A	8,769	359
Dover Corp.	5,636	349
Pentair plc	6,314	349
PACCAR Inc.	5,856	345
L-3 Communications
Holdings Inc.	2,891	305
Norfolk Southern Corp.	3,536	275
American Airlines Group Inc.	7,056	275
Tyco International plc	7,544	274
Rockwell Automation Inc.	2,318	259
WW Grainger Inc.	1,068	239
Fluor Corp.	5,177	236
Flowserve Corp.	4,731	214
Textron Inc.	5,361	208
Xylem Inc.	6,376	207
ADT Corp.	6,027	198
AMETEK Inc.	3,396	183
* Jacobs Engineering Group
Inc.	4,413	178
Masco Corp.	6,713	176
Expeditors International of
Washington Inc.	3,559	174
Roper Technologies Inc.	1,062	172
Kansas City Southern	1,788	166
Ryder System Inc.	1,867	153
Rockwell Collins Inc.	1,719	141
Pitney Bowes Inc.	7,099	141
Fastenal Co.	3,542	136

15

S&P 500 Value Index Fund

			Market
			Value•
		Shares	($000)
	Equifax Inc.	1,253	123
	Snap-on Inc.	696	111
*	Quanta Services Inc.	3,947	96
	Joy Global Inc.	3,428	83
	Allegion plc	1,158	69
	Dun & Bradstreet Corp.	444	47
			35,134
Information Technology (6.5%)
	International Business
	Machines Corp.	32,163	4,757
	Hewlett-Packard Co.	63,443	1,780
	Cisco Systems Inc.	64,306	1,664
	Oracle Corp.	38,068	1,412
	Accenture plc Class A	9,457	892
	Texas Instruments Inc.	13,167	630
	EMC Corp.	19,799	492
*	salesforce.com inc	6,819	473
	TE Connectivity Ltd.	7,712	457
*	PayPal Holdings Inc.	12,805	448
	Corning Inc.	25,220	434
*	Adobe Systems Inc.	5,174	407
	Xerox Corp.	36,481	371
	Harris Corp.	4,328	332
	Juniper Networks Inc.	12,354	318
	CA Inc.	11,129	304
	Analog Devices Inc.	5,380	301
	Computer Sciences Corp.	4,836	300
	Fidelity National Information
	Services Inc.	3,686	255
	Altera Corp.	5,191	252
	Applied Materials Inc.	15,577	251
	Symantec Corp.	10,758	220
	Motorola Solutions Inc.	3,393	220
	Xilinx Inc.	4,635	194
	Paychex Inc.	4,143	185
	NetApp Inc.	5,271	168
	Linear Technology Corp.	3,874	156
	KLA-Tencor Corp.	3,093	155
	Western Union Co.	7,987	147
*	First Solar Inc.	2,651	127
	Microchip Technology Inc.	2,806	119
	Total System Services Inc.	1,816	83
	FLIR Systems Inc.	2,558	73
*	Teradata Corp.	2,345	69
			18,446
Materials (3.6%)
	Dow Chemical Co.	38,061	1,665
	LyondellBasell Industries NV
	Class A	13,796	1,178
	EI du Pont de Nemours &
	Co.	15,896	819
	International Paper Co.	14,851	641
	Monsanto Co.	5,691	556
	WestRock Co.	9,149	543
	Praxair Inc.	4,763	504
	Nucor Corp.	11,208	485

Mosaic Co.	10,910	445
Alcoa Inc.	45,991	435
Freeport-McMoRan Inc.	36,527	389
Eastman Chemical Co.	5,235	379
Newmont Mining Corp.	18,587	317
PPG Industries Inc.	3,246	309
Air Products & Chemicals
Inc.	1,969	275
CF Industries Holdings Inc.	3,805	218
FMC Corp.	4,695	199
Avery Dennison Corp.	3,187	185
Vulcan Materials Co.	1,862	174
Sealed Air Corp.	2,666	137
International Flavors &
Fragrances Inc.	1,223	134
* Owens-Illinois Inc.	5,670	118
Airgas Inc.	1,095	106
Ball Corp.	1,500	99
		10,310
Telecommunication Services (5.0%)
AT&T Inc.	214,986	7,137
Verizon Communications
Inc.	143,243	6,591
CenturyLink Inc.	19,817	536
Frontier Communications
Corp.	22,727	115
		14,379
Utilities (5.4%)
Duke Energy Corp.	24,287	1,722
Southern Co.	31,898	1,385
American Electric Power
Co. Inc.	17,206	934
Exelon Corp.	30,247	930
PG&E Corp.	16,863	836
Dominion Resources Inc.	11,046	771
NextEra Energy Inc.	7,642	752
PPL Corp.	23,464	727
Public Service Enterprise
Group Inc.	17,767	715
Consolidated Edison Inc.	10,287	647
Xcel Energy Inc.	17,820	601
Eversource Energy	11,157	527
DTE Energy Co.	6,303	492
FirstEnergy Corp.	14,833	474
Entergy Corp.	6,310	412
Edison International	6,407	375
Sempra Energy	3,670	348
Ameren Corp.	8,522	343
CMS Energy Corp.	9,700	318
AES Corp.	23,968	288
CenterPoint Energy Inc.	15,135	282
WEC Energy Group Inc.	5,645	269
SCANA Corp.	5,019	265
NRG Energy Inc.	11,723	234
Pinnacle West Capital Corp.	3,895	232
Pepco Holdings Inc.	8,902	205

16

S&P 500 Value Index Fund

		Market
		Value•
	Shares	($000)
TECO Energy Inc.	8,258	174
AGL Resources Inc.	2,530	154
NiSource Inc.	5,902	99
		15,511
Total Common Stocks
(Cost $280,074)		283,927
Temporary Cash Investments (0.2%)[1]
Money Market Fund (0.2%)
[2,3] Vanguard Market
Liquidity Fund, 0.168%	546,105	546

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[4,5] Federal Home Loan
Bank Discount Notes,
0.093%, 10/2/15	100	100
Total Temporary Cash Investments
(Cost $646)		646
Total Investments (99.7%)
(Cost $280,720)		284,573

Amount
($000)
Other Assets and Liabilities (0.3%)
Other Assets
Investment in Vanguard	27
Receivables for Accrued Income	869
Other Assets	165
Total Other Assets	1,061
Liabilities
Collateral for Securities on Loan	(132)
Payables to Vanguard	(91)
Other Liabilities	(15)
Total Liabilities	(238)
Net Assets (100%)	285,396

At August 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	282,943
Undistributed Net Investment Income	1,386
Accumulated Net Realized Losses	(2,728)
Unrealized Appreciation (Depreciation)
Investment Securities	3,853
Futures Contracts	(58)
Net Assets	285,396

ETF Shares—Net Assets
Applicable to 3,275,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	274,292
Net Asset Value Per Share—
ETF Shares	$83.75

Institutional Shares—Net Assets
Applicable to 60,431 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	11,104
Net Asset Value Per Share—
Institutional Shares	$183.75

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $133,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and -0.3%, respectively, of net assets.
2 Includes $132,000 of collateral received for securities on loan. The fund received additional collateral of $7,000 on the next business day.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

17

S&P 500 Value Index Fund

Statement of Operations

Year Ended
August 31, 2015
($000)
Investment Income
Income
Dividends	6,582
Interest	2
Securities Lending	6
Total Income	6,590
Expenses
The Vanguard Group—Note B
Investment Advisory Services	45
Management and Administrative—ETF Shares	241
Management and Administrative—Institutional Shares	2
Marketing and Distribution—ETF Shares	35
Marketing and Distribution—Institutional Shares	—
Custodian Fees	27
Auditing Fees	30
Shareholders’ Reports—ETF Shares	8
Shareholders’ Reports—Institutional Shares	—
Total Expenses	388
Net Investment Income	6,202
Realized Net Gain (Loss)
Investment Securities Sold	11,780
Futures Contracts	8
Realized Net Gain (Loss)	11,788
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(26,647)
Futures Contracts	(58)
Change in Unrealized Appreciation (Depreciation)	(26,705)
Net Increase (Decrease) in Net Assets Resulting from Operations	(8,715)

See accompanying Notes, which are an integral part of the Financial Statements.

18

S&P 500 Value Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	6,202	3,489
Realized Net Gain (Loss)	11,788	9,485
Change in Unrealized Appreciation (Depreciation)	(26,705)	17,639
Net Increase (Decrease) in Net Assets Resulting from Operations	(8,715)	30,613
Distributions
Net Investment Income
ETF Shares	(5,543)	(3,246)
Institutional Shares	(92)	—
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(5,635)	(3,246)
Capital Share Transactions
ETF Shares	84,010	58,316
Institutional Shares	12,094	—
Net Increase (Decrease) from Capital Share Transactions	96,104	58,316
Total Increase (Decrease)	81,754	85,683
Net Assets
Beginning of Period	203,642	117,959
End of Period[1]	285,396	203,642
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $1,386,000 and $819,000.

See accompanying Notes, which are an integral part of the Financial Statements.

19

S&P 500 Value Index Fund

Financial Highlights

ETF Shares

					Sept. 7,
					2010[1] to
For a Share Outstanding	Year Ended August 31,				Aug. 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$88.54	$73.72	$61.42	$53.59	$49.93
lnvestment Operations
Net Investment Income	1.932	1.702	1.584	1.329	1.051
Net Realized and Unrealized Gain (Loss)
on Investments	(4.838)	14.824	12.242	7.734	3.454
Total from Investment Operations	(2.906)	16.526	13.826	9.063	4.505
Distributions
Dividends from Net Investment Income	(1.884)	(1.706)	(1.526)	(1.233)	(.845)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.884)	(1.706)	(1.526)	(1.233)	(.845)
Net Asset Value, End of Period	$83.75	$88.54	$73.72	$61.42	$53.59

Total Return	-3.41%	22.64%	22.79%	17.16%	8.92%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$274	$204	$118	$52	$27
Ratio of Total Expenses to Average Net Assets	0.15%	0.15%	0.15%	0.15%	0.15%[2]
Ratio of Net Investment Income to
Average Net Assets	2.37%	2.31%	2.45%	2.43%	2.25%[2]
Portfolio Turnover Rate [3]	23%	25%	25%	20%	23%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

20

S&P 500 Value Index Fund

Financial Highlights

Institutional Shares
March 3, 2015[1] to
For a Share Outstanding Throughout the Period	August 31, 2015
Net Asset Value, Beginning of Period	$199.34
Investment Operations
Net Investment Income	2.352
Net Realized and Unrealized Gain (Loss) on Investments	(15.830)
Total from Investment Operations	(13.478)
Distributions
Dividends from Net Investment Income	(2.112)
Distributions from Realized Capital Gains	—
Total Distributions	(2.112)
Net Asset Value, End of Period	$183.75

Total Return	-6.84%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11
Ratio of Total Expenses to Average Net Assets	0.08%[2]
Ratio of Net Investment Income to Average Net Assets	2.44%[2]
Portfolio Turnover Rate[3]	23%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

21

S&P 500 Value Index Fund

Notes to Financial Statements

Vanguard S&P 500 Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2015, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

22

S&P 500 Value Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2015, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution

23

S&P 500 Value Index Fund

expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2015, the fund had contributed to Vanguard capital in the amount of $27,000, representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	283,927	—	—
Temporary Cash Investments	546	100	—
Futures Contracts—Liabilities[1]	(14)	—	—
Total	284,459	100	—
1 Represents variation margin on the last day of the reporting period.

D. At August 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	September 2015	14	1,378	(58)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

24

S&P 500 Value Index Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2015, the fund realized $12,545,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2015, the fund had $1,467,000 of ordinary income available for distribution. The fund had available capital losses totaling $2,787,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2015, the cost of investment securities for tax purposes was $280,720,000. Net unrealized appreciation of investment securities for tax purposes was $3,853,000 consisting of unrealized gains of $21,614,000 on securities that had risen in value since their purchase and $17,761,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2015, the fund purchased $196,928,000 of investment securities and sold $101,586,000 of investment securities, other than temporary cash investments. Purchases and sales include $129,194,000 and $43,364,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

	Year Ended August 31,
	2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	129,195	1,475	94,133	1,150
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(45,185)	(500)	(35,817)	(450)
Net Increase (Decrease)—ETF Shares	84,010	975	58,316	700
Institutional Shares[1]
Issued	12,002	60	—	—
Issued in Lieu of Cash Distributions	92	—[2]	—	—
Redeemed	—	—	—	—
Net Increase (Decrease)—Institutional Shares	12,094	60	—	—
1 Inception was March 3, 2015 for Institutional Shares.
2 Represents less than 1,000 shares.

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2015, that would require recognition or disclosure in these financial statements.

25

S&P 500 Growth Index Fund

Fund Profile
As of August 31, 2015

Portfolio Characteristics
			DJ
			U.S.
			Total
		S&P 500	Market
		Growth	FA
	Fund	Index	Index
Number of Stocks	328	328	3,828
Median Market Cap	$91.1B	$91.1B	$47.2B
Price/Earnings Ratio	22.3x	22.3x	20.8x
Price/Book Ratio	4.1x	4.1x	2.6x
Return on Equity	21.6%	21.4%	17.1%
Earnings Growth
Rate	13.8%	13.7%	10.2%
Dividend Yield	1.8%	1.8%	2.1%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	21%	—	—
Ticker Symbol	VOOG	—	—
Expense Ratio[1]	0.15%	—	—
30-Day SEC Yield	1.60%	—	—
Short-Term Reserves	-0.3%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
			Total
		S&P 500	Market
		Growth	FA
	Fund	Index	Index
Consumer Discretionary	17.1%	17.1%	13.5%
Consumer Staples	9.2	9.2	8.4
Energy	2.9	2.9	6.6
Financials	8.8	8.8	18.2
Health Care	19.1	19.1	15.0
Industrials	7.8	7.8	10.7
Information Technology	31.7	31.7	19.1
Materials	2.4	2.4	3.3
Telecommunication
Services	0.2	0.2	2.2
Utilities	0.8	0.8	3.0

Volatility Measures
		DJ
	S&P 500	U.S. Total
	Growth	Market
	Index	FA Index
R-Squared	1.00	0.93
Beta	1.00	0.98

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Technology
	Hardware, Storage &
	Peripherals	7.0%
Google Inc.	Internet Software &
	Services	3.9
Microsoft Corp.	Systems Software	3.8
Amazon.com Inc.	Internet Retail	2.1
Facebook Inc.	Internet Software &
	Services	2.0
Walt Disney Co.	Movies &
	Entertainment	1.7
Gilead Sciences Inc.	Biotechnology	1.7
Home Depot Inc.	Home Improvement
	Retail	1.6
Johnson & Johnson	Pharmaceuticals	1.6
Visa Inc.	Data Processing &
	Outsourced Services	1.5
Top Ten		26.9%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated December 19, 2014, and represents estimated costs for the current fiscal year. For the fiscal year ended August 31, 2015, the expense ratio was 0.15%.

26

S&P 500 Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 7, 2010, Through August 31, 2015
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2015

			Since	Final Value
		One	Inception	of a $10,000
		Year	(9/7/2010)	Investment

	S&P 500 Growth Index Fund*ETF
	Shares Net Asset Value	3.80%	16.38%	$21,289
	S&P 500 Growth Index Fund*ETF
	Shares Market Price	3.83	16.39	21,296

••••••••	S&P 500 Growth Index	3.95	16.56	21,455

– – – –	Large-Cap Growth Funds Average	3.53	14.63	19,739
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	0.29	15.13	20,172

Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: September 7, 2010, Through August 31, 2015

		Since
	One	Inception
	Year	(9/7/2010)
S&P 500 Growth Index Fund ETF Shares Market
Price	3.83%	112.96%
S&P 500 Growth Index Fund ETF Shares Net Asset
Value	3.80	112.89
S&P 500 Growth Index	3.95	114.55
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

27

S&P 500 Growth Index Fund

Fiscal-Year Total Returns (%): September 7, 2010, Through August 31, 2015

Average Annual Total Returns: Periods Ended June 30, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
ETF Shares	9/7/2010
Market Price		10.02%	17.70%
Net Asset Value		9.92	17.68

28

S&P 500 Growth Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.9%)[1]
Consumer Discretionary (17.1%)
*	Amazon.com Inc.	23,348	11,975
	Walt Disney Co.	95,418	9,721
	Home Depot Inc.	79,408	9,248
	Comcast Corp. Class A	102,944	5,799
	NIKE Inc. Class B	42,566	4,757
*	Priceline Group Inc.	3,172	3,961
	Lowe’s Cos. Inc.	57,012	3,943
	Time Warner Inc.	50,402	3,584
	Starbucks Corp.	61,450	3,362
*	Netflix Inc.	25,942	2,984
	McDonald’s Corp.	30,472	2,895
	Time Warner Cable Inc.	11,573	2,153
	TJX Cos. Inc.	27,444	1,930
	Twenty-First Century Fox
	Inc. Class A	61,648	1,688
	VF Corp.	20,777	1,505
*	O’Reilly Automotive Inc.	6,176	1,483
*	AutoZone Inc.	1,934	1,385
*	Chipotle Mexican Grill Inc.
	Class A	1,895	1,345
	Ross Stores Inc.	25,293	1,230
	Yum! Brands Inc.	14,797	1,180
*	Dollar Tree Inc.	13,621	1,039
*	Under Armour Inc. Class A	10,281	982
	Marriott International Inc.
	Class A	12,608	891
	L Brands Inc.	10,499	881
	Dollar General Corp.	11,261	839
	Advance Auto Parts Inc.	4,468	783
	Hanesbrands Inc.	24,555	739
	Tractor Supply Co.	8,336	711
	Expedia Inc.	6,101	702
	Signet Jewelers Ltd.	4,844	668
	Nordstrom Inc.	8,625	629
	DR Horton Inc.	20,398	619
	CBS Corp. Class B	12,727	576
	Wyndham Worldwide Corp.	7,339	561
	Lennar Corp. Class A	10,912	555

*	Michael Kors Holdings Ltd.	12,148	528
	Omnicom Group Inc.	7,769	520
	Macy’s Inc.	8,837	518
	Royal Caribbean Cruises Ltd.	5,646	498
*	TripAdvisor Inc.	6,846	478
	Newell Rubbermaid Inc.	10,827	456
	Viacom Inc. Class B	11,132	454
	Genuine Parts Co.	5,390	450
	Harman International
	Industries Inc.	4,346	425
	Starwood Hotels & Resorts
	Worldwide Inc.	5,844	418
	Harley-Davidson Inc.	7,400	415
*	Discovery Communications
	Inc.	15,938	404
*	CarMax Inc.	6,391	390
	Tiffany & Co.	4,739	390
	H&R Block Inc.	11,260	383
	Wynn Resorts Ltd.	4,988	374
	Leggett & Platt Inc.	8,419	374
*	Mohawk Industries Inc.	1,791	353
*	Bed Bath & Beyond Inc.	5,121	318
	Scripps Networks
	Interactive Inc. Class A	5,800	308
	Hasbro Inc.	3,357	250
*	Discovery Communications
	Inc. Class A	9,139	243
	Interpublic Group of Cos.
	Inc.	12,403	234
	Gap Inc.	7,095	233
	Ralph Lauren Corp. Class A	2,032	226
	PulteGroup Inc.	10,658	220
	Garmin Ltd.	4,194	158
*	AutoNation Inc.	1,932	116
*	Fossil Group Inc.	1,706	105
			97,542
Consumer Staples (9.2%)
	CVS Health Corp.	68,670	7,032
	Altria Group Inc.	120,209	6,441
	Procter & Gamble Co.	81,265	5,743

29

S&P 500 Growth Index Fund

			Market
			Value•
		Shares	($000)
	Coca-Cola Co.	134,284	5,280
	PepsiCo Inc.	54,141	5,031
	Philip Morris International
	Inc.	52,086	4,156
	Reynolds American Inc.	25,414	2,128
	Colgate-Palmolive Co.	30,661	1,926
	Kimberly-Clark Corp.	12,461	1,327
	Constellation Brands Inc.
	Class A	10,356	1,326
	Kraft Heinz Co.	18,106	1,316
*	Monster Beverage Corp.	8,986	1,244
	General Mills Inc.	18,215	1,034
	Kroger Co.	28,172	972
	Mead Johnson Nutrition Co.	12,383	970
	Brown-Forman Corp.
	Class B	9,520	934
	Dr Pepper Snapple Group
	Inc.	11,720	899
	Molson Coors Brewing Co.
	Class B	9,753	664
	Estee Lauder Cos. Inc.
	Class A	7,639	609
	Clorox Co.	4,648	517
	Kellogg Co.	7,510	498
	Hershey Co.	5,560	498
	ConAgra Foods Inc.	10,166	424
	Keurig Green Mountain Inc.	7,055	399
	Coca-Cola Enterprises Inc.	6,811	351
	McCormick & Co. Inc.	4,295	340
	Campbell Soup Co.	6,288	302
	Hormel Foods Corp.	4,685	286
			52,647
Energy (2.9%)
	Kinder Morgan Inc.	106,027	3,436
	Schlumberger Ltd.	36,483	2,823
	EOG Resources Inc.	33,555	2,628
	Williams Cos. Inc.	41,203	1,986
	Anadarko Petroleum Corp.	16,142	1,155
	Pioneer Natural Resources
	Co.	6,292	774
	Spectra Energy Corp.	21,754	632
	Cabot Oil & Gas Corp.	25,283	598
	EQT Corp.	6,143	478
	Range Resources Corp.	10,164	393
	Columbia Pipeline Group Inc.	14,532	369
*	Cameron International Corp.	5,137	343
*	FMC Technologies Inc.	9,591	334
	Cimarex Energy Co.	2,929	324
			16,273
Financials (8.8%)
	Wells Fargo & Co.	114,576	6,110
	Simon Property Group Inc.	19,030	3,412
	American Express Co.	31,505	2,417
	American Tower Corporation	25,868	2,385
	US Bancorp	52,018	2,203

	Public Storage	8,883	1,788
	Crown Castle International
	Corp.	20,633	1,721
	Equity Residential	22,252	1,585
	BlackRock Inc.	4,973	1,504
	Charles Schwab Corp.	45,929	1,395
	Health Care REIT Inc.	21,453	1,359
	AvalonBay Communities Inc.	8,079	1,334
	Ameriprise Financial Inc.	11,085	1,249
	Ventas Inc.	20,226	1,113
	Moody’s Corp.	10,871	1,112
	Intercontinental Exchange
	Inc.	4,785	1,093
	Boston Properties Inc.	9,380	1,064
	Marsh & McLennan Cos. Inc.	19,748	1,061
	McGraw Hill Financial Inc.	10,542	1,022
	Discover Financial Services	18,930	1,017
	General Growth Properties
	Inc.	38,458	976
	Equinix Inc.	3,478	938
	Aon plc	9,983	933
	Essex Property Trust Inc.	3,990	856
	Host Hotels & Resorts Inc.	46,320	821
	T. Rowe Price Group Inc.	10,763	774
	Macerich Co.	8,604	655
	Realty Income Corp.	14,217	635
	Weyerhaeuser Co.	22,474	628
	Allstate Corp.	10,256	598
	HCP Inc.	15,807	586
	Kimco Realty Corp.	25,234	582
	Vornado Realty Trust	6,524	569
*	CBRE Group Inc. Class A	17,093	547
	Invesco Ltd.	15,003	512
	Franklin Resources Inc.	12,161	494
	Northern Trust Corp.	6,576	459
	SL Green Realty Corp.	3,835	397
*	Affiliated Managers Group
	Inc.	2,106	393
	Regions Financial Corp.	36,829	353
	Apartment Investment &
	Management Co.	9,549	344
	Iron Mountain Inc.	11,470	325
	Navient Corp.	23,755	304
	Legg Mason Inc.	5,958	264
	Plum Creek Timber Co. Inc.	5,357	206
*	E*TRADE Financial Corp.	7,102	187
			50,280
Health Care (19.1%)
	Gilead Sciences Inc.	89,834	9,439
	Johnson & Johnson	98,318	9,240
*	Allergan plc	23,984	7,285
	Amgen Inc.	46,474	7,054
	AbbVie Inc.	105,113	6,560
	Medtronic plc	87,110	6,297
*	Celgene Corp.	48,483	5,725

30

S&P 500 Growth Index Fund

			Market
			Value•
		Shares	($000)
	Merck & Co. Inc.	98,436	5,301
*	Biogen Inc.	14,385	4,277
	UnitedHealth Group Inc.	28,511	3,299
	Bristol-Myers Squibb Co.	54,006	3,212
	Thermo Fisher Scientific Inc.	24,334	3,051
	Eli Lilly & Co.	36,414	2,999
*	Regeneron Pharmaceuticals
	Inc.	4,608	2,366
*	Alexion Pharmaceuticals Inc.	13,693	2,358
	Becton Dickinson and Co.	12,804	1,806
	Stryker Corp.	18,279	1,803
	Abbott Laboratories	36,397	1,648
*	Express Scripts Holding Co.	19,414	1,623
	Zoetis Inc.	30,562	1,371
*	Vertex Pharmaceuticals Inc.	10,579	1,349
	AmerisourceBergen Corp.
	Class A	12,763	1,277
	Mylan NV	25,163	1,248
*	HCA Holdings Inc.	14,007	1,213
	McKesson Corp.	5,947	1,175
*	Cerner Corp.	18,713	1,156
*	Intuitive Surgical Inc.	2,256	1,153
	Aetna Inc.	9,609	1,100
	Cigna Corp.	6,921	974
*	Hospira Inc.	10,563	950
*	Edwards Lifesciences Corp.	6,580	927
	CR Bard Inc.	4,542	880
	Baxalta Inc.	23,951	842
	Perrigo Co. plc	4,465	817
*	DaVita HealthCare Partners
	Inc.	10,515	795
	Baxter International Inc.	19,624	755
	St. Jude Medical Inc.	10,614	752
	Zimmer Biomet Holdings Inc.	6,983	723
*	Boston Scientific Corp.	37,698	631
*	Mallinckrodt plc	7,149	617
*	Endo International plc	7,433	572
*	Henry Schein Inc.	3,475	475
	Universal Health Services
	Inc. Class B	2,952	405
*	Waters Corp.	3,278	398
*	Varian Medical Systems Inc.	4,201	341
	DENTSPLY International Inc.	5,292	277
	PerkinElmer Inc.	4,146	202
*	Tenet Healthcare Corp.	3,031	149
	Patterson Cos. Inc.	3,080	141
			109,008
Industrials (7.8%)
	Union Pacific Corp.	53,524	4,589
	3M Co.	25,979	3,693
	Boeing Co.	19,661	2,569
	Honeywell International Inc.	24,370	2,419
	United Parcel Service Inc.
	Class B	24,177	2,361
	Delta Air Lines Inc.	50,206	2,198

	Lockheed Martin Corp.	10,795	2,172
	Danaher Corp.	21,452	1,867
	General Dynamics Corp.	12,795	1,817
	CSX Corp.	60,395	1,654
	Southwest Airlines Co.	40,855	1,499
	FedEx Corp.	8,869	1,336
	American Airlines Group Inc.	30,070	1,172
	Precision Castparts Corp.	4,565	1,051
*	Nielsen Holdings plc	22,560	1,020
	Illinois Tool Works Inc.	11,575	978
	Norfolk Southern Corp.	12,481	972
	Northrop Grumman Corp.	5,453	893
*	Stericycle Inc.	5,204	735
	Roper Technologies Inc.	4,305	698
	PACCAR Inc.	11,495	678
	Waste Management Inc.	13,019	652
	CH Robinson Worldwide Inc.	8,918	601
	Equifax Inc.	5,091	498
	Cintas Corp.	5,801	493
	AMETEK Inc.	8,873	478
	Rockwell Automation Inc.	4,193	469
	Tyco International plc	12,600	457
	Robert Half International Inc.	8,249	421
	Rockwell Collins Inc.	5,086	416
*	United Rentals Inc.	5,924	411
	JB Hunt Transport Services
	Inc.	5,618	409
	Fastenal Co.	10,463	403
	WW Grainger Inc.	1,785	399
	Snap-on Inc.	2,350	376
	Kansas City Southern	3,647	338
	Textron Inc.	7,637	296
	Expeditors International of
	Washington Inc.	5,491	269
	Masco Corp.	9,557	251
	Allegion plc	3,804	227
	Dun & Bradstreet Corp.	1,409	149
*	Quanta Services Inc.	6,100	148
			44,532
Information Technology (31.6%)
	Apple Inc.	352,156	39,709
	Microsoft Corp.	494,495	21,520
*	Facebook Inc. Class A	128,742	11,513
*	Google Inc. Class A	17,494	11,333
*	Google Inc. Class C	17,541	10,845
	Visa Inc. Class A	117,646	8,388
	Intel Corp.	289,988	8,276
	QUALCOMM Inc.	99,612	5,636
	MasterCard Inc. Class A	58,989	5,449
	Cisco Systems Inc.	198,969	5,149
	Oracle Corp.	128,618	4,771
*	Cognizant Technology
	Solutions Corp. Class A	37,315	2,349
	Automatic Data Processing
	Inc.	28,703	2,219

31

S&P 500 Growth Index Fund

			Market
			Value•
		Shares	($000)
	EMC Corp.	84,289	2,096
	Accenture plc Class A	21,821	2,057
	Avago Technologies Ltd.
	Class A	15,881	2,001
	Texas Instruments Inc.	40,699	1,947
*	eBay Inc.	67,575	1,832
*	salesforce.com inc	25,339	1,758
*	Yahoo! Inc.	53,347	1,720
	Broadcom Corp. Class A	33,248	1,718
*	PayPal Holdings Inc.	45,276	1,585
*	Adobe Systems Inc.	20,043	1,575
	Intuit Inc.	16,847	1,445
*	Electronic Arts Inc.	19,011	1,258
*	Fiserv Inc.	14,475	1,234
	Western Digital Corp.	13,272	1,088
*	Micron Technology Inc.	65,858	1,081
	Skyworks Solutions Inc.	11,684	1,021
	Seagate Technology plc	19,396	997
	Amphenol Corp. Class A	18,882	989
*	Alliance Data Systems Corp.	3,799	977
	Activision Blizzard Inc.	30,317	868
*	Red Hat Inc.	11,209	809
*	Akamai Technologies Inc.	10,916	778
	Applied Materials Inc.	48,187	775
	Fidelity National Information
	Services Inc.	10,922	754
	Lam Research Corp.	9,677	704
	NVIDIA Corp.	31,243	702
	SanDisk Corp.	12,706	693
	TE Connectivity Ltd.	11,436	678
*	Citrix Systems Inc.	9,803	668
*	Autodesk Inc.	13,922	651
	Paychex Inc.	12,794	571
	Corning Inc.	33,082	569
	Analog Devices Inc.	9,781	546
*	F5 Networks Inc.	4,396	534
*	Qorvo Inc.	9,128	507
	Symantec Corp.	22,892	469
	Altera Corp.	9,379	455
*	VeriSign Inc.	6,401	441
	Motorola Solutions Inc.	5,445	353
	Microchip Technology Inc.	7,966	339
	Western Union Co.	17,658	326
	Xilinx Inc.	7,741	324
	Linear Technology Corp.	7,911	319
	NetApp Inc.	9,898	316
	Total System Services Inc.	6,816	312
	KLA-Tencor Corp.	4,409	221
*	Teradata Corp.	4,614	135
	FLIR Systems Inc.	4,027	115
			180,468
Materials (2.4%)
	Monsanto Co.	19,214	1,876
	Ecolab Inc.	16,378	1,788
	EI du Pont de Nemours &
	Co.	27,663	1,425

Sherwin-Williams Co.	4,841	1,238
Air Products & Chemicals Inc.	8,395	1,171
PPG Industries Inc.	10,972	1,046
Sigma-Aldrich Corp.	7,304	1,018
Praxair Inc.	9,346	988
Martin Marietta Materials Inc.	3,802	638
Vulcan Materials Co.	4,864	455
CF Industries Holdings Inc.	7,763	445
Sealed Air Corp.	8,216	423
Ball Corp.	5,804	383
International Flavors &
Fragrances Inc.	2,812	308
Airgas Inc.	2,247	217
		13,419
Telecommunication Services (0.2%)
* Level 3 Communications Inc.	17,981	804
Frontier Communications
Corp.	31,089	158
		962
Utilities (0.8%)
NextEra Energy Inc.	13,843	1,362
Dominion Resources Inc.	17,048	1,189
Sempra Energy	7,824	742
Edison International	8,762	512
WEC Energy Group Inc.	9,441	450
AGL Resources Inc.	2,946	180
NiSource Inc.	9,137	154
		4,589
Total Common Stocks
(Cost $514,669)		569,720
Temporary Cash Investments (0.1%)[1]
Money Market Fund (0.1%)
2 Vanguard Market
Liquidity Fund, 0.168%	671,000	671

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
3,[4] Federal Home Loan
Bank Discount Notes,
0.150%, 11/13/15	100	100
Total Temporary Cash Investments
(Cost $771)		771
Total Investments (100.0%)
(Cost $515,440)		570,491

32

S&P 500 Growth Index Fund

Amount
($000)
Other Assets and Liabilities (0.0%)
Other Assets
Investment in Vanguard	51
Receivables for Investment Securities Sold	10
Receivables for Accrued Income	824
Receivables for Capital Shares Issued	99
Other Assets	2,502
Total Other Assets	3,486
Liabilities
Payables for Investment Securities Purchased (867)
Payables for Capital Shares Redeemed	(1,983)
Payables to Vanguard	(148)
Other Liabilities	(529)
Total Liabilities	(3,527)
ETF Shares—Net Assets (100%)
Applicable to 5,750,009 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	570,450
Net Asset Value Per Share—
ETF Shares	$99.21

At August 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	514,968
Undistributed Net Investment Income	1,535
Accumulated Net Realized Losses	(1,067)
Unrealized Appreciation (Depreciation)
Investment Securities	55,051
Futures Contracts	(37)
Net Assets	570,450

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government
4 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

33

S&P 500 Growth Index Fund

Statement of Operations

Year Ended
August 31, 2015
($000)
Investment Income
Income
Dividends	8,373
Interest	1
Securities Lending	1
Total Income	8,375
Expenses
The Vanguard Group—Note B
Investment Advisory Services	81
Management and Administrative	474
Marketing and Distribution	66
Custodian Fees	31
Auditing Fees	30
Shareholders’ Reports	19
Total Expenses	701
Net Investment Income	7,674
Realized Net Gain (Loss)
Investment Securities Sold	13,693
Futures Contracts	(14)
Realized Net Gain (Loss)	13,679
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(8,140)
Futures Contracts	(37)
Change in Unrealized Appreciation (Depreciation)	(8,177)
Net Increase (Decrease) in Net Assets Resulting from Operations	13,176

See accompanying Notes, which are an integral part of the Financial Statements.

34

S&P 500 Growth Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	7,674	3,501
Realized Net Gain (Loss)	13,679	8,182
Change in Unrealized Appreciation (Depreciation)	(8,177)	39,859
Net Increase (Decrease) in Net Assets Resulting from Operations	13,176	51,542
Distributions
Net Investment Income	(6,944)	(3,181)
Realized Capital Gain	—	—
Total Distributions	(6,944)	(3,181)
Capital Share Transactions
Issued	302,814	168,869
Issued in Lieu of Cash Distributions	—	—
Redeemed	(63,511)	(39,160)
Net Increase (Decrease) from Capital Share Transactions	239,303	129,709
Total Increase (Decrease)	245,535	178,070
Net Assets
Beginning of Period	324,915	146,845
End of Period[1]	570,450	324,915
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $1,535,000 and $805,000.

See accompanying Notes, which are an integral part of the Financial Statements.

35

S&P 500 Growth Index Fund

Financial Highlights

ETF Shares

					Sept. 7,
					2010[1] to
For a Share Outstanding	Year Ended August 31,				Aug. 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$96.99	$77.29	$68.43	$58.81	$50.23
Investment Operations
Net Investment Income	1.523	1.257	1.291	1.135	0.797
Net Realized and Unrealized Gain (Loss)
on Investments	2.193	19.715	8.848	9.543	8.414
Total from Investment Operations	3.716	20.972	10.139	10.678	9.211
Distributions
Dividends from Net Investment Income	(1.496)	(1.272)	(1.279)	(1.058)	(.631)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.496)	(1.272)	(1.279)	(1.058)	(.631)
Net Asset Value, End of Period	$99.21	$96.99	$77.29	$68.43	$58.81

Total Return	3.80%	27.33%	15.00%	18.38%	18.33%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$570	$325	$147	$96	$56
Ratio of Total Expenses to Average Net Assets	0.15%	0.15%	0.15%	0.15%	0.15%[2]
Ratio of Net Investment Income to
Average Net Assets	1.62%	1.56%	1.81%	1.82%	1.63%[2]
Portfolio Turnover Rate [3]	21%	23%	24%	22%	26%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

36

S&P 500 Growth Index Fund

Notes to Financial Statements

Vanguard S&P 500 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. The fund has not issued any Institutional Shares as of August 31, 2015.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2015, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

37

S&P 500 Growth Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2015, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

38

S&P 500 Growth Index Fund

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2015, the fund had contributed to Vanguard capital in the amount of $51,000, representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	569,720	—	—
Temporary Cash Investments	671	100	—
Futures Contracts—Liabilities[1]	(7)	—	—
Total	570,384	100	—
1 Represents variation margin on the last day of the reporting period.

D. At August 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	September 2015	7	689	(37)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

39

S&P 500 Growth Index Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2015, the fund realized $12,835,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2015, the fund had $1,663,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $807,000 to offset taxable capital gains realized during the year ended August 31, 2015. At August 31, 2015, the fund had available capital losses totaling $1,104,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2015, the cost of investment securities for tax purposes was $515,440,000. Net unrealized appreciation of investment securities for tax purposes was $55,051,000, consisting of unrealized gains of $72,271,000 on securities that had risen in value since their purchase and $17,220,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2015, the fund purchased $386,151,000 of investment securities and sold $146,744,000 of investment securities, other than temporary cash investments. Purchases and sales include $289,224,000 and $49,834,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital shares issued and redeemed were:

	Year Ended August 31,
	2015	2014
	Shares	Shares
	(000)	(000)
ETF Shares
Issued	3,025	1,900
Issued in Lieu of Cash Distributions	—	—
Redeemed	(625)	(450)
Net Increase (Decrease) in Shares Outstanding	2,400	1,450

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2015, that would require recognition or disclosure in these financial statements.

40

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Admiral Funds and the Shareholders of Vanguard S&P 500 Value Index Fund and Vanguard S&P 500 Growth Index Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard S&P 500 Value Index Fund and Vanguard S&P 500 Growth Index Fund (constituting separate portfolios of Vanguard Admiral Funds, hereafter referred to as the “Funds”) at August 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 15, 2015

41

Special 2015 tax information (unaudited) for Vanguard S&P 500 Index Funds

This information for the fiscal year ended August 31, 2015, is included pursuant to provisions of the
Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the period as follows:

Fund	($000)
S&P 500 Value Index	5,635
S&P 500 Growth Index	6,944

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
S&P 500 Value Index	100%
S&P 500 Growth Index	90.1

42

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2015. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: S&P 500 Value and Growth Index Funds
Periods Ended August 31, 2015

		Since
	One	Inception
	Year	(9/7/2010)
S&P 500 Value Index Fund ETF Shares
Returns Before Taxes	-3.41%	13.22%
Returns After Taxes on Distributions	-3.89	12.77
Returns After Taxes on Distributions and Sale of Fund Shares	-1.49	10.62
		Since
	One	Inception
	Year	(9/7/2010)
S&P 500 Growth Index Fund ETF Shares
Returns Before Taxes	3.80%	16.38%
Returns After Taxes on Distributions	3.44	16.04
Returns After Taxes on Distributions and Sale of Fund Shares	2.46	13.26

43

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

44

Six Months Ended August 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/28/2015	8/31/2015	Period
Based on Actual Fund Return
S&P 500 Value Index Fund
ETF Shares	$1,000.00	$931.46	$0.73
S&P 500 Growth Index Fund
ETF Shares	$1,000.00	$959.21	$0.74
Based on Hypothetical 5% Yearly Return
S&P 500 Value Index Fund
ETF Shares	$1,000.00	$1,024.45	$0.77
S&P 500 Growth Index Fund
ETF Shares	$1,000.00	$1,024.45	$0.77

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the S&P 500 Value Index Fund, 0.15%; and for the S&P 500 Growth Index Fund, 0.15%. The dollar amounts shown as
“Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month peiod, then divided by the number of days in the most recent 12-month period (184/365). The table does not include data for share classes with less than six months of history.

45

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard S&P 500 Value Index Fund and S&P 500 Growth Index Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Equity Index Group—serves as investment advisor for each fund. The board determined that continuing each fund’s internalized management structure was in the best interests of each fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of each fund’s investment management services provided to the funds since their inception in 2010, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.

Investment performance

The board considered the funds’ performance since their inception, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about the funds’ most recent performance can be found in the Performance Summary pages of this report.

Cost

The board concluded that each fund’s expense ratio was well below the average expense ratios charged by funds in its respective peer group and that each fund’s advisory fee rate was also well below its peer-group average. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that each fund’s at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

46

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

47

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester,	Occupation(s) During the Past Five Years and Other
Amerigroup Corporation (managed health care), the	Experience: Corporate Vice President and Chief
University of Rochester Medical Center, Monroe	Global Diversity Officer (retired 2008) and Member
Community College Foundation, and North Carolina	of the Executive Committee (1997–2008) of Johnson
A&T University.	& Johnson (pharmaceuticals/medical devices/
consumer products); Director of Skytop Lodge
Corporation (hotels), the University Medical Center
at Princeton, the Robert Wood Johnson Foundation,
and the Center for Talent Innovation; Member of
the Advisory Board of the Institute for Women’s
Leadership at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.
Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee; Board Member of	Heidi Stam
TIFF Advisory Services, Inc., and Catholic Investment	Born 1956. Secretary Since July 2005. Principal
Services, Inc. (investment advisors); Member of	Occupation(s) During the Past Five Years and Other
the Investment Advisory Committee of Major	Experience: Managing Director of The Vanguard
League Baseball.	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	Chris D. McIsaac
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Paul A. Heller	Thomas M. Rampulla
the Museum of Fine Arts Boston.	Martha G. King	Glenn W. Reed
	John T. Marcante	Karin A. Risi
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer
(retired 2010) of Corning Incorporated (communications	John J. Brennan
equipment); Trustee of Colby-Sawyer College;	Chairman, 1996–2009
Member of the Advisory Board of the Norris Cotton	Chief Executive Officer and President, 1996–2008
Cancer Center and of the Advisory Board of the
Parthenon Group (strategy consulting).

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

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All rights reserved.
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Q18400 102015

Annual Report | August 31, 2015

Vanguard S&P Small-Cap 600 Index Funds

Vanguard S&P Small-Cap 600 Index Fund

Vanguard S&P Small-Cap 600 Value Index Fund

Vanguard S&P Small-Cap 600 Growth Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
S&P Small-Cap 600 Index Fund.	9
S&P Small-Cap 600 Value Index Fund.	29
S&P Small-Cap 600 Growth Index Fund.	48
Your Fund’s After-Tax Returns.	65
About Your Fund’s Expenses.	66
Trustees Approve Advisory Arrangements.	68
Glossary.	69

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2015
Total
Returns
Vanguard S&P Small-Cap 600 Index Fund
ETF Shares
Market Price	1.79%
Net Asset Value	1.69
Institutional Shares	1.77
S&P SmallCap 600 Index	1.80
Small-Cap Core Funds Average	-2.19
Small-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard S&P Small-Cap 600 Value Index Fund
ETF Shares
Market Price	-3.05%
Net Asset Value	-3.09
Institutional Shares (Inception: 11/19/2014)	-2.79
S&P SmallCap 600 Value Index	-2.90
Small-Cap Value Funds Average	-4.82
Small-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard S&P Small-Cap 600 Growth Index Fund
ETF Shares
Market Price	6.40%
Net Asset Value	6.32
S&P SmallCap 600 Growth Index	6.55
Small-Cap Growth Funds Average	4.10
Small-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Benchmark returns are calculated from the start of the reporting period or from the earliest share-class inception date.
Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The
Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573;
8,090,646; and 8,417,623.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock
Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Chairman’s Letter

Dear Shareholder,

Opposing forces tugged the broad U.S. stock market back and forth over the 12 months ended August 31, 2015, leaving it clinging to slight gains. Growth stocks outpaced value stocks, while stocks of large, midsize, and small companies finished in close proximity to one another.

This uneven investment environment was mirrored in the performance of the Vanguard S&P Small-Cap 600 Index Funds. Their results ranged from 6.32% for the Growth Fund to –3.09% for the Value Fund. Vanguard S&P Small-Cap 600 Index Fund, which includes both growth and value stocks, returned 1.69%. (All returns cited are for the funds’ ETF Shares, based on net asset value.)

All three funds closely tracked their target small-capitalization indexes and exceeded the average returns of their peers.

If you hold shares of your fund in a taxable account, you may wish to review the information on after-tax returns that appears later in this report.

August stock market anxiety led to flat 12-month returns

U.S. stocks generally moved in opposite directions over the two halves of the fiscal year. A first-half advance of about 6% was followed by a second-half retreat of about –5%. Ultimately, the broad market ended about where it started, returning less than 1%.

Much of the decline came in August, when stocks tumbled over fears about the global impact of China’s economic deceleration. Greece’s debt crisis, the strong U.S. dollar, perceived high valuations, and speculation about when the Federal Reserve might start to raise short-term interest rates also played a part. (Shortly after the close of the reporting period, the Fed announced at its September meeting that it would leave rates unchanged for the time being.)

For U.S. investors, international stocks returned about –12%, a result that would have been better if not for the dollar’s strength against many foreign currencies. China’s troubles buffeted emerging markets, which produced lower returns than the developed markets of Europe and the Pacific region.

Bond markets generally saw more muted results

The broad U.S. taxable bond market returned 1.56%. Bond prices generally fell slightly but drew some support from global investors seeking higher yields than those available in many other developed markets. Demand from buyers looking for shelter from stock market volatility also helped. The yield of the 10-year U.S. Treasury note ended August at 2.18%, down from 2.34% a year earlier. (Bond prices and yields move in opposite directions.)

Limited by the dollar’s strength, international bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –11.97%. Without this currency effect, they returned about 3%.

Market Barometer

	Average Annual Total Returns
	Periods Ended August 31, 2015
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	0.40%	14.68%	16.07%
Russell 2000 Index (Small-caps)	0.03	14.12	15.55
Russell 3000 Index (Broad U.S. market)	0.36	14.63	16.03
FTSE All-World ex US Index (International)	-11.50	5.79	5.17

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	1.56%	1.53%	2.98%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.52	2.83	3.96
Citigroup Three-Month U.S. Treasury Bill Index	0.02	0.03	0.05

CPI
Consumer Price Index	0.20%	1.14%	1.77%

The Fed’s 0%–0.25% target for short-term interest rates continued to restrain returns for money market funds and savings accounts.

Health care led the pack; energy brought up the rear

The Vanguard S&P Small-Cap 600 Index Funds encompass the small-cap segment of the broad U.S. stock market. Using a full replication strategy, the Small-Cap 600 Index Fund alone holds all 600 stocks that are in its index.

The Growth and Value Funds represent market segments within the broader fund. Growth stocks, which have mostly outperformed value over the past five years, clearly led again over the latest period. Growth stocks are typically priced at a premium to the rest of the market because their growth prospects are perceived to be stronger.

Health care stocks, traditionally a growth domain, generated returns of 22% to 31% for the three funds. The trends favoring health care are familiar ones. The aging U.S. population requires more health care in all forms, health care is increasingly accessible worldwide, and more Americans are insured as a result of the Affordable Care Act.

Pharmaceutical and biotechnology companies generated solid returns amid promising developments in the industry’s pipeline and in mergers and acquisitions. Health care services and medical equipment companies also boosted results.

Expense Ratios
Your Fund Compared With Its Peer Group

	ETF	Institutional	Peer Group
	Shares	Shares	Average
S&P Small-Cap 600 Index Fund	0.15%	0.08%	1.29%
S&P Small-Cap 600 Value Index Fund	0.20	0.08	1.35
S&P Small-Cap 600 Growth Index Fund	0.20	—	1.39

The fund expense ratios shown are from the prospectus dated December 19, 2014, and represent estimated costs for the current fiscal year.
For fiscal year ended August 31, 2015, the funds’ expense ratios were: for the S&P Small-Cap 600 Index Fund, 0.15% for ETF Shares and
0.08% for Institutional Shares; for the S&P Small-Cap 600 Value Index Fund, 0.20% for ETF Shares and 0.08% for Institutional Shares; and for
the S&P Small-Cap 600 Growth Index Fund, 0.20% for ETF Shares. Peer-group expense ratios are derived from data provided by Lipper, a
Thomson Reuters Company, and capture information through year-end 2014.

Peer groups: For the S&P Small-Cap 600 Index Fund, Small-Cap Core Funds; for the S&P Small-Cap 600 Value Index Fund, Small-Cap Value
Funds; and for the S&P Small-Cap 600 Growth Index Fund, Small-Cap Growth Funds.

The consumer discretionary sector contributed to performance across the board as retail spending continued to grow. Returns for leisure-oriented companies, including hotels and restaurants, were particularly robust. Those gains offset weakness in education services.

Financial stocks, the largest portion of all three funds, delivered single-digit returns. Although the sector has benefited from the long bull market, it has also been restrained by a tougher regulatory environment and exceptionally low interest rates.

The energy sector was the biggest drag on performance, returning –56% or lower for the three funds. Oil prices fell nearly 50% over the period. High output from some leading oil-producing countries and concerns about the slower growth in China—the world’s largest oil importer—put nearly constant pressure on prices. At the same time, burgeoning U.S. production of natural gas helped drive down its price by about one-third.

Materials, another traditionally value-oriented sector, registered notably negative returns (about –22%) in all three funds because of declining commodity prices.

Total Returns
Inception Through August 31, 2015
Average
Annual Return
S&P Small-Cap 600 Index Fund ETF Shares Net Asset Value (Returns since
inception: 9/7/2010)	16.21%
S&P SmallCap 600 Index	16.40
Small-Cap Core Funds Average	13.34
Small-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

S&P Small-Cap 600 Value Index Fund ETF Shares Net Asset Value (Returns since
inception: 9/7/2010)	14.96%
S&P SmallCap 600 Value Index	15.18
Small-Cap Value Funds Average	12.72
Small-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

S&P Small-Cap 600 Growth Index Fund ETF Shares Net Asset Value (Returns since
inception: 9/7/2010)	17.38%
S&P SmallCap 600 Growth Index	17.61
Small-Cap Growth Funds Average	14.78
Small-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

The funds have been successful in tightly tracking their indexes

The three Vanguard S&P Small-Cap 600 Index Funds launched their ETF Shares on September 7, 2010, as an extension of Vanguard’s indexing lineup. In the five years since, the funds met their primary goal of capturing virtually all the returns of their target indexes. Reflecting the overall strength of the stock markets, all three funds also recorded double-digit average annual returns and outdistanced their peer fund averages.

Vanguard Equity Index Group, the funds’ advisor, is responsible for this index tracking success. The group has kept the funds on target with sophisticated portfolio and management techniques refined over the decades. Low expenses––which allow you to keep more of the funds’ returns––have helped in these efforts.

When the markets are volatile, maintaining perspective is key

As I noted earlier, volatility returned to the stock market with a vengeance in the final weeks of August as investors worried that a slowdown in China’s growth could affect world markets.

An indexing benefit that’s worth keeping in mind

As a Vanguard investor, you’re probably familiar with the cost and diversification benefits that index funds typically offer. But there’s a lesser-known—yet important—advantage to indexing as well: relative predictability.

Simply put, index funds help you capture the market’s return more predictably than actively managed funds.

By definition, an index fund is built and managed to track the return of its designated broad market or market segment. Some do so more closely than others. But what’s key is that you know what to expect: whatever the market returns—good or bad—minus the fund’s costs.
Active managers, in contrast, seek to beat the market—and do so with varying degrees of success at different times.

The relative predictability of indexing can help you stay on course with your investment goals, by reducing the likelihood of particular surprises—such as being out of step with market performance. The confidence of knowing that you’ll earn a market-like return can reduce the temptation to trade based on emotions.

We recognize that some investors want the opportunity to outperform the market. That’s why Vanguard also offers low-cost active funds managed by carefully selected, world-class advisors, so you can choose an investment strategy that aligns with both your goals and your risk appetite.

This turmoil may have evoked painful memories of previous financial setbacks—memories that had been receding after more than six years of strong U.S. stock performance. Inevitably, that sort of upheaval can lead some investors to make rash moves with their portfolios.

During periods of market adversity, however, it’s more important than ever to keep sight of one of Vanguard’s key principles: Maintain perspective and long-term discipline. Whether you’re investing for yourself or on behalf of clients, your success is affected greatly by how you react––or don’t react––when the markets turn turbulent. (You can read more in Vanguard’s Principles for Investing Success at vanguard.com/research.)

As I’ve written in the past, the best course for long-term investors generally is to ignore daily market moves and not make decisions based on emotion. This is also a good time to evaluate your portfolio and make sure your asset allocation is aligned with your time horizon, goals, and risk tolerance.

The markets are unpredictable and often confounding. Keeping long-term plans clearly in focus can be crucial as we weather these periodic storms.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 18, 2015

Your Fund’s Performance at a Glance
August 31, 2014, Through August 31, 2015
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard S&P Small-Cap 600 Index Fund
ETF Shares	$99.81	$100.42	$1.091	$0.000
Institutional Shares	200.56	201.83	2.294	0.000
Vanguard S&P Small-Cap 600 Value Index Fund
ETF Shares	$98.93	$94.66	$1.284	$0.000
Institutional Shares (Inception: 11/19/2014)	206.40	198.02	2.761	0.000
Vanguard S&P Small-Cap 600 Growth Index
Fund
ETF Shares	$101.36	$106.99	$0.758	$0.000

S&P Small-Cap 600 Index Fund

Fund Profile
As of August 31, 2015

Share-Class Characteristics

	ETF	Institutional
	Shares	Shares
Ticker Symbol	VIOO	VSMSX
Expense Ratio[1]	0.15%	0.08%
30-Day SEC Yield	1.30%	1.38%

Portfolio Characteristics
			DJ
			U.S.
			Total
		S&P	Market
		SmallCap	FA
	Fund	600 Index	Index
Number of Stocks	601	600	3,828
Median Market Cap	$1.5B	$1.5B	$47.2B
Price/Earnings Ratio	25.2x	25.2x	20.8x
Price/Book Ratio	2.0x	2.0x	2.6x
Return on Equity	11.3%	11.3%	17.1%
Earnings Growth
Rate	10.0%	10.0%	10.2%
Dividend Yield	1.4%	1.4%	2.1%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	11%	—	—
Short-Term Reserves	-0.1%	—	—

Volatility Measures
		DJ
	S&P	U.S. Total
	SmallCap	Market
	600 Index	FA Index
R-Squared	1.00	0.72
Beta	1.00	1.09
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Toro Co.	Agricultural & Farm
	Machinery	0.6%
Amsurg Corp.	Health Care Facilities	0.6
ABIOMED Inc.	Health Care
	Equipment	0.6
MarketAxess Holdings
Inc.	Specialized Finance	0.5
j2 Global Inc.	Internet Software &
	Services	0.5
Curtiss-Wright Corp.	Aerospace &
	Defense	0.5
Piedmont Natural Gas
Co. Inc.	Gas Utilities	0.5
Pool Corp.	Distributors	0.5
Microsemi Corp.	Semiconductors	0.5
Post Properties Inc.	Residential REITs	0.5
Top Ten		5.3%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 19, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2015, the expense ratios were 0.15% for ETF Shares and 0.08% for Institutional Shares.

S&P Small-Cap 600 Index Fund

Sector Diversification (% of equity exposure)
			DJ
			U.S.
			Total
		S&P	Market
		SmallCap	FA
	Fund	600 Index	Index
Consumer Discretionary 14.7%		14.7%	13.5%
Consumer Staples	2.8	2.8	8.4
Energy	3.0	3.0	6.6
Financials	23.3	23.3	18.2
Health Care	13.7	13.6	15.0
Industrials	16.9	17.0	10.7
Information Technology	16.0	16.0	19.1
Materials	5.0	5.0	3.3
Telecommunication
Services	0.7	0.7	2.2
Utilities	3.9	3.9	3.0

S&P Small-Cap 600 Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 7, 2010, Through August 31, 2015
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2015
			Since	Final Value
		One	Inception	of a $10,000
		Year	(9/7/2010)	Investment
	S&P Small-Cap 600 Index Fund*ETF
	Shares Net Asset Value	1.69%	16.21%	$21,135
	S&P Small-Cap 600 Index Fund*ETF
	Shares Market Price	1.79	16.22	21,138
••••••••	S&P SmallCap 600 Index	1.80	16.40	21,306
– – – –	Small-Cap Core Funds Average	-2.19	13.34	18,658
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	0.29	15.13	20,172
Small-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(4/1/2011)	Investment
S&P Small-Cap 600 Index Fund Institutional
Shares	1.77%	11.00%	$7,927,173

S&P SmallCap 600 Index	1.80	11.10	7,958,306
Dow Jones U.S. Total Stock Market Float
Adjusted Index	0.29	11.36	8,041,377

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.
Institutional Shares were first issued on December 15, 2010, and the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on April 1, 2011. The total returns shown are based on the period beginning April 1, 2011.
See Financial Highlights for dividend and capital gains information.

S&P Small-Cap 600 Index Fund

Cumulative Returns of ETF Shares: September 7, 2010, Through August 31, 2015

		Since
	One	Inception
	Year	(9/7/2010)
S&P Small-Cap 600 Index Fund ETF Shares Market
Price	1.79%	111.38%
S&P Small-Cap 600 Index Fund ETF Shares Net
Asset Value	1.69	111.35
S&P SmallCap 600 Index	1.80	113.06
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 7, 2010, Through August 31, 2015

Average Annual Total Returns: Periods Ended June 30, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
ETF Shares	9/7/2010
Market Price		6.72%	18.37%
Net Asset Value		6.60	18.34
Institutional Shares	4/1/2011	6.68	13.09

Institutional Shares were first issued on December 15, 2010, and the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on April 1, 2011. The total returns shown are based on the period beginning April 1, 2011.

S&P Small-Cap 600 Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.5%)[1]
Consumer Discretionary (14.6%)
	Pool Corp.	29,966	2,088
	Wolverine World Wide Inc.	70,907	1,911
*	G-III Apparel Group Ltd.	26,230	1,819
	Men’s Wearhouse Inc.	31,494	1,778
	Lithia Motors Inc. Class A	15,721	1,676
*	Pinnacle Entertainment Inc.	41,522	1,568
*	Steven Madden Ltd.	38,378	1,568
*	Helen of Troy Ltd.	18,376	1,565
	Texas Roadhouse Inc.
	Class A	43,165	1,554
	Ryland Group Inc.	32,102	1,388
	Monro Muffler Brake Inc.	21,830	1,384
	Papa John’s International Inc.	20,197	1,358
	Marriott Vacations Worldwide
	Corp.	18,943	1,345
	Group 1 Automotive Inc.	14,651	1,281
*	Express Inc.	58,050	1,184
*	Gentherm Inc.	24,602	1,122
*	Meritage Homes Corp.	25,786	1,087
	DineEquity Inc.	11,360	1,085
*	Dorman Products Inc.	21,123	1,064
*	Gannett Co. Inc.	77,820	1,020
	Caleres Inc.	30,124	1,003
*	Genesco Inc.	16,489	988
	La-Z-Boy Inc.	35,168	971
	Sonic Corp.	33,977	917
	Drew Industries Inc.	16,591	917
*	Popeyes Louisiana
	Kitchen Inc.	15,917	885
*	Boyd Gaming Corp.	54,608	879
*	Select Comfort Corp.	35,830	872
*	Standard Pacific Corp.	102,193	864
	Children’s Place Inc.	14,158	848
	Oxford Industries Inc.	10,017	843
*	TopBuild Corp.	26,512	841
	Finish Line Inc. Class A	31,517	831
	Buckle Inc.	19,463	821

	Sturm Ruger & Co. Inc.	12,978	816
	Scholastic Corp.	18,452	797
	Outerwall Inc.	12,688	782
*	Crocs Inc.	52,890	779
*	Red Robin Gourmet
	Burgers Inc.	9,704	765
*	Vitamin Shoppe Inc.	20,416	731
	Bob Evans Farms Inc.	15,317	692
*	Hibbett Sports Inc.	16,896	667
	Barnes & Noble Inc.	42,358	661
*	BJ’s Restaurants Inc.	14,933	642
	EW Scripps Co. Class A	36,396	638
	Cato Corp. Class A	17,711	622
*	iRobot Corp.	20,372	597
	Nutrisystem Inc.	20,078	562
	Interval Leisure Group Inc.	27,189	545
	Ethan Allen Interiors Inc.	17,889	532
	Standard Motor Products Inc.	14,307	506
*	Universal Electronics Inc.	10,897	497
	Sonic Automotive Inc.
	Class A	22,714	489
	Callaway Golf Co.	53,349	472
*	Iconix Brand Group Inc.	32,586	453
*	Pep Boys-Manny Moe
	& Jack	36,815	445
*	M/I Homes Inc.	16,867	421
*	Strayer Education Inc.	7,518	393
	Ruth’s Hospitality Group Inc.	23,955	385
	Winnebago Industries Inc.	18,548	380
*	Scientific Games Corp.
	Class A	34,411	379
*	FTD Cos. Inc.	12,512	374
	Capella Education Co.	7,476	364
*	Zumiez Inc.	14,888	347
*	Barnes & Noble
	Education Inc.	26,776	345
	Movado Group Inc.	11,710	332
	Haverty Furniture Cos. Inc.	14,250	329
*	Francesca’s Holdings Corp.	29,118	327
*	Regis Corp.	30,177	327

S&P Small-Cap 600 Index Fund

			Market
			Value•
		Shares	($000)
	Fred’s Inc. Class A	23,907	314
	Superior Industries
	International Inc.	16,006	306
*	Unifi Inc.	9,923	288
*	MarineMax Inc.	17,450	284
*	Ruby Tuesday Inc.	42,853	282
*,^	Lumber Liquidators
	Holdings Inc.	18,642	282
*	Blue Nile Inc.	8,068	275
*	Biglari Holdings Inc.	723	270
*	American Public
	Education Inc.	11,703	257
	Marcus Corp.	12,483	242
*	Tuesday Morning Corp.	30,310	240
	Arctic Cat Inc.	8,950	237
	Stage Stores Inc.	21,853	235
	PetMed Express Inc.	14,062	233
	Kirkland’s Inc.	10,216	228
	Stein Mart Inc.	19,704	212
*	Perry Ellis International Inc.	8,174	202
*	Career Education Corp.	40,858	152
	Big 5 Sporting Goods Corp.	12,367	142
*	Monarch Casino & Resort Inc.	6,856	120
	Harte-Hanks Inc.	28,983	112
*	VOXX International Corp.
	Class A	13,450	104
*	Sizmek Inc.	14,359	94
	Universal Technical
	Institute Inc.	14,658	65
*	Christopher & Banks Corp.	25,109	44
			64,938
Consumer Staples (2.7%)
*	Darling Ingredients Inc.	113,353	1,456
	Snyder’s-Lance Inc.	35,796	1,209
	B&G Foods Inc.	39,728	1,207
	J&J Snack Foods Corp.	10,251	1,168
	Cal-Maine Foods Inc.	20,593	1,094
	Sanderson Farms Inc.	13,714	947
	WD-40 Co.	9,400	787
	Universal Corp.	15,505	763
	SpartanNash Co.	25,821	731
	Andersons Inc.	18,316	648
	Calavo Growers Inc.	10,597	617
*	Diamond Foods Inc.	18,133	547
*	Central Garden & Pet Co.
	Class A	28,823	365
	Inter Parfums Inc.	11,724	301
*	Medifast Inc.	7,781	216
*	Seneca Foods Corp. Class A	4,475	132
			12,188
Energy (3.0%)
*	PDC Energy Inc.	27,469	1,543
*	Carrizo Oil & Gas Inc.	32,493	1,184
	Exterran Holdings Inc.	47,754	1,066
	Bristow Group Inc.	23,969	888

*	SEACOR Holdings Inc.	11,904	768
	US Silica Holdings Inc.	36,733	738
*	Synergy Resources Corp.	62,074	667
	Tidewater Inc.	32,138	576
	Green Plains Inc.	23,604	502
*	Unit Corp.	32,302	491
*	Hornbeck Offshore
	Services Inc.	21,741	429
*	Newpark Resources Inc.	57,704	423
*	TETRA Technologies Inc.	54,912	422
	CARBO Ceramics Inc.	13,576	372
*	Matrix Service Co.	18,423	369
*	Northern Oil and Gas Inc.	39,643	239
*	Era Group Inc.	13,443	227
*	Stone Energy Corp.	39,141	222
	Tesco Corp.	24,491	208
*	Bonanza Creek Energy Inc.	26,655	204
*	Cloud Peak Energy Inc.	42,585	204
*	Bill Barrett Corp.	34,331	188
*	REX American Resources
	Corp.	3,358	180
	Gulfmark Offshore Inc.	17,544	158
*	Geospace Technologies
	Corp.	8,936	158
*	Pioneer Energy Services
	Corp.	44,240	146
*	Basic Energy Services Inc.	23,761	124
*	Rex Energy Corp.	33,806	117
	Gulf Island Fabrication Inc.	9,076	115
*	Contango Oil & Gas Co.	10,569	98
*	Approach Resources Inc.	25,374	65
*	Penn Virginia Corp.	48,651	60
*	ION Geophysical Corp.	87,202	45
			13,196
Financials (23.2%)
	MarketAxess Holdings Inc.	25,597	2,315
	Post Properties Inc.	37,422	2,072
	EPR Properties	39,198	1,995
	Medical Properties Trust Inc.	160,485	1,873
	PrivateBancorp Inc.	48,602	1,840
	ProAssurance Corp.	37,744	1,820
*	PRA Group Inc.	33,194	1,769
*	Texas Capital Bancshares Inc.	31,405	1,691
	Wintrust Financial Corp.	32,534	1,659
	United Bankshares Inc.	43,834	1,640
	DiamondRock
	Hospitality Co.	137,704	1,619
	Healthcare Realty Trust Inc.	68,802	1,576
	Interactive Brokers
	Group Inc.	39,385	1,572
	Home BancShares Inc.	40,336	1,538
	GEO Group Inc.	51,191	1,537
	FNB Corp.	119,533	1,501
	MB Financial Inc.	44,252	1,458
	UMB Financial Corp.	28,044	1,406

S&P Small-Cap 600 Index Fund

			Market
			Value•
		Shares	($000)
	Acadia Realty Trust	47,191	1,395
	First Financial
	Bankshares Inc.	44,007	1,370
	American Equity Investment
	Life Holding Co.	55,817	1,354
	Kite Realty Group Trust	57,342	1,348
	Glacier Bancorp Inc.	51,816	1,348
	RLI Corp.	25,479	1,328
	Evercore Partners Inc.
	Class A	24,990	1,309
	Cousins Properties Inc.	141,176	1,295
	EastGroup Properties Inc.	22,148	1,196
	Selective Insurance
	Group Inc.	39,037	1,184
	Chesapeake Lodging Trust	40,894	1,182
	Lexington Realty Trust	145,588	1,175
	Financial Engines Inc.	35,676	1,158
	National Penn
	Bancshares Inc.	96,027	1,154
	Sterling Bancorp	81,943	1,150
	Columbia Banking
	System Inc.	36,786	1,115
	Pinnacle Financial
	Partners Inc.	23,165	1,099
	Retail Opportunity
	Investments Corp.	67,710	1,079
	CVB Financial Corp.	66,224	1,076
*	BofI Holding Inc.	9,262	1,073
	Sabra Health Care REIT Inc.	44,644	1,070
	Old National Bancorp	72,922	1,006
	Community Bank System Inc.	27,929	996
	LTC Properties Inc.	24,354	993
	Astoria Financial Corp.	61,155	989
	American Assets Trust Inc.	25,521	983
	PS Business Parks Inc.	13,287	969
	Education Realty Trust Inc.	33,128	969
	First Midwest Bancorp Inc.	53,636	946
	Pennsylvania REIT	47,530	943
	Horace Mann Educators
	Corp.	28,308	940
	Parkway Properties Inc.	57,961	918
	Northwest Bancshares Inc.	69,797	896
	CoreSite Realty Corp.	18,223	887
	HFF Inc. Class A	22,632	822
	Independent Bank Corp.	18,124	821
*	First Cash Financial
	Services Inc.	19,339	798
	BBCN Bancorp Inc.	54,644	795
	Westamerica Bancorporation	17,552	792
	NBT Bancorp Inc.	30,250	784
	First Financial Bancorp	42,372	781
	Government Properties
	Income Trust	48,310	765
	Summit Hotel Properties Inc.	59,366	720

	Provident Financial
	Services Inc.	37,167	704
	LegacyTexas Financial
	Group Inc.	24,852	704
	Talmer Bancorp Inc. Class A	42,927	698
	Capstead Mortgage Corp.	65,731	685
	United Community
	Banks Inc.	34,840	682
	Boston Private Financial
	Holdings Inc.	56,985	678
*	Encore Capital Group Inc.	16,604	675
	Greenhill & Co. Inc.	18,893	663
	Franklin Street Properties
	Corp.	61,171	637
	AMERISAFE Inc.	13,014	608
	Infinity Property & Casualty
	Corp.	7,868	608
	Banner Corp.	13,229	588
	Stewart Information Services
	Corp.	15,130	586
	S&T Bancorp Inc.	19,549	585
*	Navigators Group Inc.	7,513	571
	Virtus Investment
	Partners Inc.	4,759	548
	First Commonwealth
	Financial Corp.	60,900	539
	Hanmi Financial Corp.	21,964	532
	Cash America
	International Inc.	18,798	519
	Wilshire Bancorp Inc.	48,312	516
	Universal Insurance
	Holdings Inc.	20,875	514
	Inland Real Estate Corp.	60,537	509
	Brookline Bancorp Inc.	48,225	509
	City Holding Co.	10,414	496
	Cardinal Financial Corp.	22,013	491
*	Green Dot Corp. Class A	27,724	490
	Employers Holdings Inc.	21,859	482
	Northfield Bancorp Inc.	32,108	481
	United Fire Group Inc.	14,426	479
	Simmons First National Corp.
	Class A	10,677	468
*	LendingTree Inc.	4,420	468
	Safety Insurance Group Inc.	8,666	456
	Central Pacific Financial Corp.	21,546	447
*	Walker & Dunlop Inc.	18,223	443
*	Piper Jaffray Cos.	10,388	435
	Tompkins Financial Corp.	8,180	429
	Universal Health Realty
	Income Trust	9,143	421
	Southside Bancshares Inc.	15,989	416
	Oritani Financial Corp.	25,840	390
	Investment Technology
	Group Inc.	23,650	388
	TrustCo Bank Corp. NY	65,255	386

S&P Small-Cap 600 Index Fund

			Market
			Value•
		Shares	($000)
	Saul Centers Inc.	7,798	385
*	First NBC Bank Holding Co.	10,936	383
	Dime Community
	Bancshares Inc.	20,838	355
	CareTrust REIT Inc.	31,391	352
	Urstadt Biddle Properties Inc.
	Class A	19,299	346
	Agree Realty Corp.	12,143	345
	Cedar Realty Trust Inc.	50,967	319
*	Forestar Group Inc.	23,227	300
*	First BanCorp	71,767	288
	Getty Realty Corp.	18,011	284
	OFG Bancorp	30,690	265
	HCI Group Inc.	6,068	241
*	Enova International Inc.	18,205	237
*,^	World Acceptance Corp.	5,850	220
	Bank Mutual Corp.	29,496	213
*	Ezcorp Inc. Class A	33,182	210
*	eHealth Inc.	12,114	181
	United Insurance Holdings
	Corp.	11,573	152
	Calamos Asset Management
	Inc. Class A	11,581	122
			102,974
Health Care (13.6%)
*	Amsurg Corp.	33,215	2,605
*	ABIOMED Inc.	25,764	2,471
*	Impax Laboratories Inc.	45,809	1,876
*	Medicines Co.	45,435	1,863
*	Medidata Solutions Inc.	37,924	1,821
*	NuVasive Inc.	33,176	1,749
*	Prestige Brands Holdings Inc.	35,879	1,669
	Chemed Corp.	11,716	1,597
*	Masimo Corp.	32,617	1,325
*	Neogen Corp.	25,387	1,311
*	Haemonetics Corp.	35,451	1,280
	Cantel Medical Corp.	24,210	1,202
*	Cyberonics Inc.	17,839	1,166
	Kindred Healthcare Inc.	57,199	1,149
*	Integra LifeSciences Holdings
	Corp.	19,126	1,147
*	Ligand Pharmaceuticals Inc.	12,261	1,127
*	Depomed Inc.	41,199	1,109
*	AMN Healthcare
	Services Inc.	32,564	1,094
*	ICU Medical Inc.	9,546	1,084
*	Magellan Health Inc.	18,711	1,048
*	Cambrex Corp.	21,438	1,025
	CONMED Corp.	18,900	1,003
*	Greatbatch Inc.	17,538	997
*	Nektar Therapeutics	90,041	995
*	IPC Healthcare Inc.	11,941	948
*	Acorda Therapeutics Inc.	29,419	941
*	Air Methods Corp.	24,705	925
*	Natus Medical Inc.	22,567	918

*	Amedisys Inc.	23,161	895
*	Lannett Co. Inc.	18,359	880
*	MedAssets Inc.	41,490	876
*	ExamWorks Group Inc.	24,128	864
	Select Medical Holdings
	Corp.	66,491	858
*	Omnicell Inc.	24,919	847
*	Momenta
	Pharmaceuticals Inc.	40,863	797
	Ensign Group Inc.	15,720	738
*	Repligen Corp.	21,185	722
	Analogic Corp.	8,534	688
*	Merit Medical Systems Inc.	30,224	688
	Abaxis Inc.	14,620	687
*	HealthEquity Inc.	23,411	686
*	Emergent BioSolutions Inc.	20,528	683
*	PharMerica Corp.	20,854	682
*	MiMedx Group Inc.	65,665	638
*	HMS Holdings Corp.	60,583	633
	Meridian Bioscience Inc.	28,621	548
*	Affymetrix Inc.	52,879	493
*	Cynosure Inc. Class A	15,157	480
*	Luminex Corp.	26,282	479
*	Hanger Inc.	24,161	433
	Aceto Corp.	18,797	421
	Quality Systems Inc.	30,211	411
*	HealthStream Inc.	16,471	409
*	Vascular Solutions Inc.	10,784	373
*	Providence Service Corp.	8,234	369
*	LHC Group Inc.	8,491	368
*	Anika Therapeutics Inc.	10,086	357
*	Supernus
	Pharmaceuticals Inc.	19,617	356
*	Albany Molecular
	Research Inc.	17,824	355
	Invacare Corp.	20,162	355
	Computer Programs &
	Systems Inc.	7,204	332
*	Inogen Inc.	6,614	326
*	Enanta Pharmaceuticals Inc.	8,001	312
*	Sagent Pharmaceuticals Inc.	15,605	312
*	Healthways Inc.	24,547	300
*	Spectrum
	Pharmaceuticals Inc.	40,354	293
*	Cross Country
	Healthcare Inc.	20,815	289
*	ANI Pharmaceuticals Inc.	5,657	276
*	AngioDynamics Inc.	17,769	262
	Landauer Inc.	6,493	249
*	Almost Family Inc.	5,462	242
*	SurModics Inc.	8,793	200
*	CorVel Corp.	5,960	179
	CryoLife Inc.	17,553	172
			60,258

S&P Small-Cap 600 Index Fund

			Market
			Value•
		Shares	($000)
Industrials (16.9%)
	Toro Co.	37,757	2,692
	Curtiss-Wright Corp.	32,597	2,142
	EMCOR Group Inc.	43,064	1,985
	Allegiant Travel Co. Class A	9,226	1,875
*	Moog Inc. Class A	26,565	1,676
*	Dycom Industries Inc.	23,383	1,662
	Healthcare Services
	Group Inc.	48,988	1,638
	EnerSys	30,502	1,631
	Barnes Group Inc.	33,810	1,306
	Mueller Industries Inc.	39,024	1,241
	Korn/Ferry International	34,548	1,177
	Hillenbrand Inc.	43,547	1,174
	Applied Industrial
	Technologies Inc.	27,561	1,167
	UniFirst Corp.	10,763	1,167
	ABM Industries Inc.	35,961	1,151
	Knight Transportation Inc.	42,277	1,150
*	On Assignment Inc.	31,905	1,148
	Matson Inc.	29,779	1,122
	Interface Inc. Class A	45,275	1,098
	Mobile Mini Inc.	31,657	1,077
	Tetra Tech Inc.	41,292	1,073
	Watts Water Technologies
	Inc. Class A	19,427	1,066
	Apogee Enterprises Inc.	20,004	1,043
	Matthews International Corp.
	Class A	20,341	1,033
*	WageWorks Inc.	22,862	1,024
	Simpson Manufacturing
	Co. Inc.	28,731	1,003
	Brink’s Co.	33,459	959
	Forward Air Corp.	21,290	959
	G&K Services Inc. Class A	13,738	929
	Essendant Inc.	26,368	910
	AZZ Inc.	17,707	896
*	Aerojet Rocketdyne
	Holdings Inc.	43,105	887
*	Hub Group Inc. Class A	23,504	886
	Actuant Corp. Class A	40,941	878
*	TASER International Inc.	36,752	860
*	Hawaiian Holdings Inc.	37,602	852
	Universal Forest
	Products Inc.	13,729	825
	Franklin Electric Co. Inc.	27,143	795
	Heartland Express Inc.	37,976	769
	Exponent Inc.	17,836	763
	EnPro Industries Inc.	15,670	743
	US Ecology Inc.	14,870	743
	Kaman Corp.	18,685	726
	Tennant Co.	12,632	724
	Brady Corp. Class A	32,760	719
	Comfort Systems USA Inc.	25,651	711

*	Atlas Air Worldwide
	Holdings Inc.	17,165	709
	Standex International Corp.	8,757	701
	Insperity Inc.	15,581	692
*	TrueBlue Inc.	28,777	691
	John Bean Technologies
	Corp.	20,057	664
*	Saia Inc.	17,216	646
	ESCO Technologies Inc.	17,895	646
	Harsco Corp.	55,027	636
	Albany International Corp.	19,753	630
	Cubic Corp.	14,932	629
	Lindsay Corp.	8,100	618
	Briggs & Stratton Corp.	30,563	611
	Federal Signal Corp.	42,959	608
	AAON Inc.	28,582	591
*	American Woodmark Corp.	8,630	572
	AAR Corp.	23,150	563
	SkyWest Inc.	35,406	563
*	Chart Industries Inc.	20,879	534
	CIRCOR International Inc.	11,735	531
*	Navigant Consulting Inc.	33,043	522
	Astec Industries Inc.	12,885	509
	General Cable Corp.	33,419	486
	ArcBest Corp.	16,577	479
*	Aegion Corp. Class A	25,672	472
	Griffon Corp.	27,961	465
*	UTi Worldwide Inc.	63,386	451
*	Roadrunner Transportation
	Systems Inc.	20,779	451
*	PGT Inc.	32,714	437
	Quanex Building Products
	Corp.	23,269	418
	Encore Wire Corp.	12,752	414
*	MYR Group Inc.	14,331	411
*	Echo Global Logistics Inc.	17,604	410
	Resources Connection Inc.	25,888	406
	Viad Corp.	13,820	378
	Celadon Group Inc.	18,603	355
	Titan International Inc.	36,998	340
*	Engility Holdings Inc.	12,063	335
*	Aerovironment Inc.	13,823	332
*	Gibraltar Industries Inc.	19,991	328
*	Lydall Inc.	11,760	319
	Marten Transport Ltd.	16,442	304
	Kelly Services Inc. Class A	20,584	297
	National Presto Industries Inc.	3,404	279
*	DXP Enterprises Inc.	8,741	260
	Heidrick & Struggles
	International Inc.	11,356	221
*	Veritiv Corp.	5,545	199
	American Science &
	Engineering Inc.	4,892	192
	Powell Industries Inc.	6,135	180
*	Orion Marine Group Inc.	18,707	134

S&P Small-Cap 600 Index Fund

			Market
			Value•
		Shares	($000)
*	Vicor Corp.	11,302	110
*	Republic Airways
	Holdings Inc.	34,794	107
	CDI Corp.	9,875	101
			74,992
Information Technology (15.9%)
	j2 Global Inc.	31,398	2,185
*	Microsemi Corp.	65,230	2,072
*	Dealertrack Technologies Inc.	30,845	1,936
	Blackbaud Inc.	32,158	1,837
*	ViaSat Inc.	30,111	1,770
*	Take-Two Interactive
	Software Inc.	57,997	1,689
	SYNNEX Corp.	19,274	1,526
	Heartland Payment
	Systems Inc.	25,110	1,496
*	Electronics For Imaging Inc.	32,165	1,408
	Littelfuse Inc.	15,485	1,390
*	Cirrus Logic Inc.	43,477	1,311
*	CACI International Inc.
	Class A	16,583	1,300
*	MicroStrategy Inc. Class A	6,215	1,235
	MKS Instruments Inc.	36,584	1,233
	Monolithic Power
	Systems Inc.	25,201	1,212
*	comScore Inc.	23,151	1,209
*	Anixter International Inc.	18,755	1,194
*	Sanmina Corp.	56,774	1,092
*	Cardtronics Inc.	30,798	1,062
*	LogMeIn Inc.	16,918	1,055
	Tessera Technologies Inc.	32,077	1,050
*	Synchronoss
	Technologies Inc.	25,214	1,018
*	Virtusa Corp.	18,539	981
*	Coherent Inc.	16,386	955
*	Progress Software Corp.	34,788	942
*	OSI Systems Inc.	12,796	935
*	Plexus Corp.	23,079	879
*	Viavi Solutions Inc.	159,149	855
*	Stamps.com Inc.	10,360	853
*	Itron Inc.	26,434	793
	Power Integrations Inc.	20,197	793
*	ExlService Holdings Inc.	21,896	792
	NIC Inc.	41,794	787
*	Semtech Corp.	45,601	773
*	Benchmark Electronics Inc.	36,015	770
*	ScanSource Inc.	19,640	750
*	Cabot Microelectronics Corp.	16,969	736
*	Rogers Corp.	12,785	712
	Methode Electronics Inc.	26,312	699
	CSG Systems
	International Inc.	22,470	695
*	Bottomline Technologies
	de Inc.	25,878	692
*	Super Micro Computer Inc.	24,634	674

*	Insight Enterprises Inc.	26,596	673
*	Sykes Enterprises Inc.	26,730	672
*	NETGEAR Inc.	22,114	672
*	Advanced Energy
	Industries Inc.	26,374	640
*	Veeco Instruments Inc.	27,695	639
*	Lumentum Holdings Inc.	32,316	638
*	Ixia	40,854	632
*	QLogic Corp.	59,805	618
	MTS Systems Corp.	10,219	608
*	II-VI Inc.	35,583	601
	Monotype Imaging
	Holdings Inc.	27,452	581
	Badger Meter Inc.	9,917	578
*	Kulicke & Soffa
	Industries Inc.	52,583	555
	ADTRAN Inc.	34,346	550
*	Constant Contact Inc.	22,068	546
^	Ebix Inc.	19,162	544
*	Diodes Inc.	25,333	499
*	Rofin-Sinar Technologies Inc.	19,265	491
	Brooks Automation Inc.	46,163	479
*	FARO Technologies Inc.	11,883	462
*	Monster Worldwide Inc.	62,542	455
	ManTech International Corp.
	Class A	16,196	444
	CTS Corp.	22,722	428
*	Newport Corp.	27,188	416
*	CalAmp Corp.	25,026	416
*	Interactive Intelligence
	Group Inc.	11,783	412
*	Fabrinet	20,446	406
*	Perficient Inc.	24,256	402
*	Blucora Inc.	28,267	395
*	Mercury Systems Inc.	22,387	355
*	Harmonic Inc.	60,937	352
*,^	VASCO Data Security
	International Inc.	20,338	340
*	LivePerson Inc.	35,522	325
*	Ultratech Inc.	18,896	325
	TeleTech Holdings Inc.	12,003	325
*	DTS Inc.	12,104	321
*	ePlus Inc.	4,067	308
*	TTM Technologies Inc.	43,508	297
	Comtech
	Telecommunications Corp.	11,042	295
*	Rudolph Technologies Inc.	21,922	280
	Epiq Systems Inc.	21,964	279
*	CEVA Inc.	14,106	271
	Park Electrochemical Corp.	13,960	246
*	XO Group Inc.	16,427	241
	Daktronics Inc.	27,132	236
	Checkpoint Systems Inc.	28,916	234
	Forrester Research Inc.	7,360	233
*	Nanometrics Inc.	16,545	230

S&P Small-Cap 600 Index Fund

			Market
			Value•
		Shares	($000)
*	DHI Group Inc.	26,360	206
*	Exar Corp.	32,886	194
*	Tangoe Inc.	25,209	189
*	Digi International Inc.	17,079	175
	Cohu Inc.	17,868	173
	Pericom Semiconductor
	Corp.	13,829	168
*	Ciber Inc.	48,117	165
	Black Box Corp.	10,439	161
*	DSP Group Inc.	15,300	134
*	QuinStreet Inc.	23,591	130
	Bel Fuse Inc. Class B	7,268	128
*	Kopin Corp.	41,236	128
*	Liquidity Services Inc.	16,707	125
*	Agilysys Inc.	10,275	105
	Electro Scientific
	Industries Inc.	18,181	84
			70,556
Materials (5.0%)
	KapStone Paper and
	Packaging Corp.	58,093	1,266
	HB Fuller Co.	34,633	1,255
	Balchem Corp.	21,313	1,247
*	Headwaters Inc.	50,687	1,023
	Kaiser Aluminum Corp.	11,964	1,000
*	Boise Cascade Co.	27,161	881
	Innospec Inc.	16,640	817
*	Stillwater Mining Co.	82,790	791
	Schweitzer-Mauduit
	International Inc.	20,920	739
*	Clearwater Paper Corp.	13,081	733
	Quaker Chemical Corp.	9,156	727
	OM Group Inc.	20,819	697
	A Schulman Inc.	20,177	693
*	Flotek Industries Inc.	34,176	669
	Neenah Paper Inc.	11,475	662
	Innophos Holdings Inc.	13,519	650
	Globe Specialty Metals Inc.	43,990	604
	Stepan Co.	13,135	592
	Calgon Carbon Corp.	36,095	587
	PH Glatfelter Co.	29,564	534
	SunCoke Energy Inc.	44,616	512
	Deltic Timber Corp.	7,600	472
	TimkenSteel Corp.	25,629	458
*	Kraton Performance
	Polymers Inc.	21,610	456
	Materion Corp.	13,797	427
*	AK Steel Holding Corp.	121,790	376
	Haynes International Inc.	8,598	329
*	LSB Industries Inc.	13,508	323
*	Intrepid Potash Inc.	38,810	307
	Koppers Holdings Inc.	14,123	294
	Wausau Paper Corp.	34,566	269
	Tredegar Corp.	17,663	256
	Hawkins Inc.	6,438	245

	Myers Industries Inc.	16,900	241
	American Vanguard Corp.	17,249	230
	Rayonier Advanced
	Materials Inc.	29,424	201
*	Century Aluminum Co.	34,476	193
	FutureFuel Corp.	15,155	153
	Olympic Steel Inc.	6,203	80
			21,989
Other (0.0%)[2]
*	Gerber Scientific Inc. CVR	4,758	—

Telecommunication Services (0.7%)
	Consolidated Communications
	Holdings Inc.	32,203	628
	Atlantic Tele-Network Inc.	6,918	494
*	Cincinnati Bell Inc.	143,822	493
*	8x8 Inc.	60,351	467
*	Iridium Communications Inc.	54,864	409
*	General Communication Inc.
	Class A	20,562	347
	Spok Holdings Inc.	15,031	248
	Lumos Networks Corp.	14,234	167
			3,253
Utilities (3.9%)
	Piedmont Natural Gas
	Co. Inc.	54,267	2,094
	UIL Holdings Corp.	39,055	1,778
	Southwest Gas Corp.	32,138	1,771
	NorthWestern Corp.	32,272	1,667
	New Jersey Resources Corp.	58,650	1,658
	Laclede Group Inc.	29,720	1,573
	ALLETE Inc.	30,771	1,470
	Avista Corp.	39,288	1,233
	South Jersey Industries Inc.	46,723	1,126
	El Paso Electric Co.	27,866	986
	American States Water Co.	25,989	981
	Northwest Natural Gas Co.	18,770	826
			17,163
Total Common Stocks
(Cost $443,445)			441,507

S&P Small-Cap 600 Index Fund

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (0.7%)[1]
Money Market Fund (0.6%)
3,[4] Vanguard Market Liquidity
Fund, 0.168%	2,758,474	2,758

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.1%)
[5,6] Federal Home Loan
Bank Discount Notes,
0.093%, 10/2/15	200	200
Total Temporary Cash Investments
(Cost $2,959)		2,958
Total Investments (100.2%)
(Cost $446,404)		444,465

		Amount
		($000)
Other Assets and Liabilities (-0.2%)
Other Assets
Investment in Vanguard		42
Receivables for Investment Securities Sold		138
Receivables for Accrued Income		355
Receivables for Capital Shares Issued		17
Other Assets		2,503
Total Other Assets		3,055
Liabilities
Payables for Investment Securities Purchased (135)
Collateral for Securities on Loan		(585)
Payables to Investment Advisor		—
Payables for Capital Shares Redeemed		(407)
Payables for Distributions		—
Payables to Vanguard		(97)
Other Liabilities		(2,608)
Total Liabilities		(3,832)
Net Assets (100%)		443,688

At August 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	450,388
Undistributed Net Investment Income	3,408
Accumulated Net Realized Losses	(8,099)
Unrealized Appreciation (Depreciation)
Investment Securities	(1,939)
Futures Contracts	(70)
Net Assets	443,688

ETF Shares—Net Assets
Applicable to 2,050,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	205,864
Net Asset Value Per Share—
ETF Shares	$100.42

Institutional Shares—Net Assets
Applicable to 1,178,349 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	237,824
Net Asset Value Per Share—
Institutional Shares	$201.83

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $553,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.1% and 0.1%, respectively, of net assets.
2 “Other” represents securities that are not classified by the fund’s benchmark index.
3 Includes $585,000 of collateral received for securities on loan.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 Securities with a value of $200,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Index Fund

Statement of Operations

Year Ended
August 31, 2015
($000)
Investment Income
Income
Dividends	5,637
Interest[1]	2
Securities Lending	69
Total Income	5,708
Expenses
The Vanguard Group—Note B
Investment Advisory Services	70
Management and Administrative—ETF Shares	165
Management and Administrative—Institutional Shares	46
Marketing and Distribution—ETF Shares	27
Marketing and Distribution—Institutional Shares	29
Custodian Fees	82
Auditing Fees	23
Shareholders’ Reports—ETF Shares	9
Shareholders’ Reports—Institutional Shares	3
Total Expenses	454
Net Investment Income	5,254
Realized Net Gain (Loss)
Investment Securities Sold	50,546
Futures Contracts	143
Realized Net Gain (Loss)	50,689
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(52,820)
Futures Contracts	(81)
Change in Unrealized Appreciation (Depreciation)	(52,901)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,042
1 Interest income from an affiliated company of the fund was $2,000.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	5,254	3,534
Realized Net Gain (Loss)	50,689	32,640
Change in Unrealized Appreciation (Depreciation)	(52,901)	10,683
Net Increase (Decrease) in Net Assets Resulting from Operations	3,042	46,857
Distributions
Net Investment Income
ETF Shares	(1,964)	(1,138)
Institutional Shares	(2,125)	(1,594)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(4,089)	(2,732)
Capital Share Transactions
ETF Shares	41,744	62,188
Institutional Shares	59,230	960
Net Increase (Decrease) from Capital Share Transactions	100,974	63,148
Total Increase (Decrease)	99,927	107,273
Net Assets
Beginning of Period	343,761	236,488
End of Period[1]	443,688	343,761
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $3,408,000 and $2,243,000.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Index Fund

Financial Highlights

ETF Shares

					Sept. 7,
	Year Ended August 31,				2010[1] to
For a Share Outstanding					Aug. 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$99.81	$84.98	$68.12	$58.84	$49.81
Investment Operations
Net Investment Income	1.204	.976	1.024	.745	.605
Net Realized and Unrealized Gain (Loss)
on Investments	.497	14.697	16.854	9.012	8.785
Total from Investment Operations	1.701	15.673	17.878	9.757	9.390
Distributions
Dividends from Net Investment Income	(1.091)	(.843)	(1.018)	(. 477)	(.360)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.091)	(.843)	(1.018)	(. 477)	(.360)
Net Asset Value, End of Period	$100.42	$99.81	$84.98	$68.12	$58.84

Total Return	1.69%	18.47%	26.57%	16.66%	18.81%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$206	$165	$85	$34	$12
Ratio of Total Expenses to Average Net Assets	0.15%	0.15%	0.15%	0.15%	0.15%[2]
Ratio of Net Investment Income to
Average Net Assets	1.27%	1.10%	1.48%	1.28%	0.96%[2]
Portfolio Turnover Rate [3]	11%	16%	12%	12%	42%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Index Fund

Financial Highlights

Institutional Shares

					April 1,
					2011[1] to
For a Share Outstanding	Year Ended August 31,				Aug. 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$200.56	$170.71	$136.79	$118.12	$132.94
Investment Operations
Net Investment Income	2.545	2.049	2.131	1.558	.290
Net Realized and Unrealized Gain (Loss)
on Investments	1.019	29.565	33.883	18.126	(15.110)
Total from Investment Operations	3.564	31.614	36.014	19.684	(14.820)
Distributions
Dividends from Net Investment Income	(2.294)	(1.764)	(2.094)	(1.014)	—
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.294)	(1.764)	(2.094)	(1.014)	—
Net Asset Value, End of Period	$201.83	$200.56	$170.71	$136.79	$118.12

Total Return	1.77%	18.57%	26.65%	16.75%	-11.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$238	$179	$152	$101	$73
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%[2]
Ratio of Net Investment Income to
Average Net Assets	1.34%	1.17%	1.55%	1.35%	1.03%[2]
Portfolio Turnover Rate [3]	11%	16%	12%	12%	42%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Index Fund

Notes to Financial Statements

Vanguard S&P Small-Cap 600 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2015, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

S&P Small-Cap 600 Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counter-party risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2015, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

S&P Small-Cap 600 Index Fund

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2015, the fund had contributed to Vanguard capital in the amount of $42,000, representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	441,507	—	—
Temporary Cash Investments	2,758	200	—
Futures Contracts—Liabilities[1]	(16)	—	—
Total	444,249	200	—
1 Represents variation margin on the last day of the reporting period.

D. At August 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	September 2015	24	2,778	(70)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

S&P Small-Cap 600 Index Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2015, the fund realized $55,665,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2015, the fund had $3,505,000 of ordinary income available for distribution. The fund had available capital losses totaling $7,914,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2015, the cost of investment securities for tax purposes was $446,671,000. Net unrealized depreciation of investment securities for tax purposes was $2,206,000, consisting of unrealized gains of $39,490,000 on securities that had risen in value since their purchase and $41,696,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2015, the fund purchased $321,821,000 of investment securities and sold $220,869,000 of investment securities, other than temporary cash investments. Purchases and sales include $194,493,000 and $176,737,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

	Year Ended August 31,
	2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	286,089	2,750	198,190	2,050
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(244,345)	(2,350)	(136,002)	(1,400)
Net Increase (Decrease)—ETF Shares	41,744	400	62,188	650
Institutional Shares
Issued	95,360	461	32,633	170
Issued in Lieu of Cash Distributions	2,125	10	1,594	8
Redeemed	(38,255)	(186)	(33,267)	(173)
Net Increase (Decrease)—Institutional Shares	59,230	285	960	5

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2015, that would require recognition or disclosure in these financial statements.

S&P Small-Cap 600 Value Index Fund

Fund Profile
As of August 31, 2015

Share-Class Characteristics

	ETF	Institutional
	Shares	Shares
Ticker Symbol	VIOV	VSMVX
Expense Ratio[1]	0.20%	0.08%
30-Day SEC Yield	1.42%	1.54%

Portfolio Characteristics
			DJ
			U.S.
		S&P	Total
		SmallCap	Market
		600 Value	FA
	Fund	Index	Index
Number of Stocks	463	462	3,828
Median Market Cap	$1.2B	$1.2B	$47.2B
Price/Earnings Ratio	24.4x	24.4x	20.8x
Price/Book Ratio	1.6x	1.6x	2.6x
Return on Equity	9.5%	9.5%	17.1%
Earnings Growth
Rate	7.0%	7.0%	10.2%
Dividend Yield	1.6%	1.6%	2.1%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	43%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	S&P	DJ
	SmallCap	U.S. Total
	600 Value	Market
	Index	FA Index
R-Squared	1.00	0.72
Beta	1.00	1.10
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
EMCOR Group Inc.	Construction &
	Engineering	0.9%
ProAssurance Corp.	Property & Casualty
	Insurance	0.8
UIL Holdings Corp.	Electric Utilities	0.8
Men's Wearhouse Inc.	Apparel Retail	0.8
Southwest Gas Corp.	Gas Utilities	0.8
Wintrust Financial Corp.	Regional Banks	0.7
EnerSys	Electrical
	Components &
	Equipment	0.7
Laclede Group Inc.	Gas Utilities	0.7
Interactive Brokers	Investment Banking
Group Inc.	& Brokerage	0.7
PDC Energy Inc.	Oil & Gas Exploration
	& Production	0.7
Top Ten		7.6%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 19, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2015, the expense ratios were 0.20% for ETF Shares and 0.08% for Institutional Shares.

S&P Small-Cap 600 Value Index Fund

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		S&P	Total
		SmallCap	Market
		600 Value	FA
	Fund	Index	Index
Consumer Discretionary 12.7%		12.7%	13.5%
Consumer Staples	2.8	2.7	8.4
Energy	4.6	4.6	6.6
Financials	22.9	22.9	18.2
Health Care	9.2	9.2	15.0
Industrials	19.3	19.4	10.7
Information Technology 15.3		15.3	19.1
Materials	6.1	6.2	3.3
Telecommunication
Services	0.8	0.7	2.2
Utilities	6.3	6.3	3.0

S&P Small-Cap 600 Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 7, 2010, Through August 31, 2015
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2015

			Since	Final Value
		One	Inception	of a $10,000
		Year	(9/7/2010)	Investment

	S&P Small-Cap 600 Value Index
	Fund*ETF Shares Net Asset Value	-3.09%	14.96%	$20,022
	S&P Small-Cap 600 Value Index
	Fund*ETF Shares Market Price	-3.05	14.95	20,015

••••••••	S&P SmallCap 600 Value Index	-2.90	15.18	20,219

– – – –	Small-Cap Value Funds Average	-4.82	12.72	18,159
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	0.29	15.13	20,172

Small-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

	Since	Final Value
	Inception	of a $5,000,000
	(11/19/2014)	Investment
S&P Small-Cap 600 Value Index Fund
Institutional Shares	-2.79%	$4,860,513

S&P SmallCap 600 Value Index	-2.74	4,862,838
Dow Jones U.S. Total Stock Market Float
Adjusted Index	-1.61	4,919,267
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

S&P Small-Cap 600 Value Index Fund

Cumulative Returns of ETF Shares: September 7, 2010, Through August 31, 2015

		Since
	One	Inception
	Year	(9/7/2010)
S&P Small-Cap 600 Value Index Fund ETF Shares
Market Price	-3.05%	100.15%
S&P Small-Cap 600 Value Index Fund ETF Shares
Net Asset Value	-3.09	100.22
S&P SmallCap 600 Value Index	-2.90	102.19
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 7, 2010, Through August 31, 2015

Average Annual Total Returns: Periods Ended June 30, 2015

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
ETF Shares	9/7/2010
Market Price		3.60%	17.35%
Net Asset Value		3.53	17.33
Institutional Shares	11/19/2014	—	4.70

S&P Small-Cap 600 Value Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.8%)[1]
Consumer Discretionary (12.7%)
	Men’s Wearhouse Inc.	15,577	879
*	Express Inc.	28,675	585
*	Genesco Inc.	8,155	488
	La-Z-Boy Inc.	17,370	480
*	Boyd Gaming Corp.	26,965	434
	Children’s Place Inc.	6,996	419
	Lithia Motors Inc. Class A	3,732	398
	Scholastic Corp.	9,119	394
*	Crocs Inc.	26,123	385
*	Red Robin Gourmet
	Burgers Inc.	4,792	378
	Barnes & Noble Inc.	20,943	327
	Group 1 Automotive Inc.	3,697	323
*	Gannett Co. Inc.	24,249	318
*	Steven Madden Ltd.	7,201	294
	Caleres Inc.	8,323	277
	Monro Muffler Brake Inc.	4,212	267
	Ethan Allen Interiors Inc.	8,841	263
	DineEquity Inc.	2,643	252
	Standard Motor Products Inc.	7,098	251
	Sonic Automotive Inc.
	Class A	11,220	241
	Callaway Golf Co.	26,489	234
*	Pep Boys-Manny Moe
	& Jack	18,250	221
*	TopBuild Corp.	6,815	216
	Oxford Industries Inc.	2,474	208
*	M/I Homes Inc.	8,321	208
	Finish Line Inc. Class A	7,813	206
	Buckle Inc.	4,809	203
	Bob Evans Farms Inc.	4,468	202
*	Vitamin Shoppe Inc.	5,551	199
	Sturm Ruger & Co. Inc.	3,142	198
	Drew Industries Inc.	3,357	186
*	Hibbett Sports Inc.	4,594	181
*	Dorman Products Inc.	3,543	178
	Movado Group Inc.	5,799	164
*	Regis Corp.	15,002	163

	Haverty Furniture Cos. Inc.	6,994	162
	Fred’s Inc. Class A	11,850	155
	Cato Corp. Class A	4,290	151
	Superior Industries
	International Inc.	7,863	150
	Nutrisystem Inc.	5,366	150
*	Unifi Inc.	4,876	142
*	iRobot Corp.	4,737	139
*	Ruby Tuesday Inc.	21,047	138
*	Barnes & Noble
	Education Inc.	10,446	135
*	Biglari Holdings Inc.	357	133
	Interval Leisure Group Inc.	6,314	127
	Marcus Corp.	6,223	121
	Stage Stores Inc.	10,821	116
	Arctic Cat Inc.	4,390	116
	PetMed Express Inc.	6,929	115
	Kirkland’s Inc.	5,045	113
	Ruth’s Hospitality Group Inc.	6,534	105
	Stein Mart Inc.	9,732	105
*	Perry Ellis International Inc.	4,091	101
*	Career Education Corp.	20,559	76
*	American Public
	Education Inc.	3,385	74
	Capella Education Co.	1,517	74
*	FTD Cos. Inc.	2,431	73
	Big 5 Sporting Goods Corp.	6,217	71
*	Blue Nile Inc.	1,939	66
*	Lumber Liquidators
	Holdings Inc.	4,239	64
*	MarineMax Inc.	3,904	64
	Harte-Hanks Inc.	14,558	56
*	VOXX International Corp.
	Class A	6,744	52
*	Sizmek Inc.	7,340	48
*	Monarch Casino & Resort Inc.	1,892	33
	Universal Technical
	Institute Inc.	7,106	32
*	Christopher & Banks Corp.	6,626	12
			13,889

S&P Small-Cap 600 Value Index Fund

			Market
			Value•
		Shares	($000)
Consumer Staples (2.8%)
*	Darling Ingredients Inc.	56,066	720
	Universal Corp.	7,666	377
	SpartanNash Co.	12,763	361
	Andersons Inc.	9,061	321
	B&G Foods Inc.	9,244	281
	Sanderson Farms Inc.	3,045	210
*	Central Garden & Pet Co.
	Class A	14,238	180
	Inter Parfums Inc.	5,781	149
	WD-40 Co.	1,718	144
*	Diamond Foods Inc.	4,662	141
*	Seneca Foods Corp. Class A	2,222	65
*	Medifast Inc.	1,727	48
			2,997
Energy (4.6%)
*	PDC Energy Inc.	13,590	764
	Exterran Holdings Inc.	23,554	526
	Bristow Group Inc.	11,822	438
*	SEACOR Holdings Inc.	5,883	380
	Tidewater Inc.	15,959	286
	Green Plains Inc.	11,718	249
*	Unit Corp.	15,906	242
*	Hornbeck Offshore
	Services Inc.	10,783	213
*	Newpark Resources Inc.	28,541	209
*	TETRA Technologies Inc.	27,024	208
	CARBO Ceramics Inc.	6,710	184
*	Matrix Service Co.	9,066	181
*	Northern Oil and Gas Inc.	19,708	119
*	Stone Energy Corp.	19,461	110
	Tesco Corp.	12,066	102
*	Cloud Peak Energy Inc.	21,021	101
*	Bill Barrett Corp.	17,027	93
*	Geospace Technologies Corp.	4,474	79
	Gulfmark Offshore Inc.	8,724	79
*	Pioneer Energy Services
	Corp.	21,878	72
*	Basic Energy Services Inc.	11,752	61
*	Era Group Inc.	3,527	60
*	Rex Energy Corp.	16,928	58
	Gulf Island Fabrication Inc.	4,552	58
*	Contango Oil & Gas Co.	5,412	50
*	Bonanza Creek Energy Inc.	5,404	41
*	Penn Virginia Corp.	23,433	29
*	REX American Resources
	Corp.	528	28
*	ION Geophysical Corp.	41,774	22
*	Approach Resources Inc.	6,523	17
			5,059
Financials (22.8%)
	ProAssurance Corp.	18,668	900
	Wintrust Financial Corp.	16,091	821
	Interactive Brokers Group Inc.	19,482	778
	FNB Corp.	59,122	743

	UMB Financial Corp.	13,849	694
	Kite Realty Group Trust	28,362	667
	Selective Insurance
	Group Inc.	19,325	586
	National Penn
	Bancshares Inc.	47,542	571
	Sterling Bancorp	40,483	568
	Old National Bancorp	36,125	499
	Community Bank
	System Inc.	13,835	493
	Astoria Financial Corp.	30,200	488
	United Bankshares Inc.	13,008	487
	EPR Properties	9,120	464
	Horace Mann Educators
	Corp.	13,961	464
	Northwest Bancshares Inc.	34,450	442
	BBCN Bancorp Inc.	26,995	393
	NBT Bancorp Inc.	14,948	387
	First Financial Bancorp	20,932	386
	RLI Corp.	7,310	381
	Government Properties
	Income Trust	23,877	378
	MarketAxess Holdings Inc.	4,179	378
	American Equity Investment
	Life Holding Co.	14,632	355
	Provident Financial
	Services Inc.	18,369	348
	Capstead Mortgage Corp.	32,513	339
	United Community Banks Inc.	17,231	337
	GEO Group Inc.	11,141	335
	Columbia Banking
	System Inc.	10,196	309
	Evercore Partners Inc.
	Class A	5,809	304
	Infinity Property & Casualty
	Corp.	3,890	301
	First Financial Bankshares Inc.	9,577	298
	Stewart Information Services
	Corp.	7,487	290
	S&T Bancorp Inc.	9,682	290
	CVB Financial Corp.	17,718	288
*	Navigators Group Inc.	3,712	282
*	Texas Capital Bancshares Inc.	4,970	268
	Hanmi Financial Corp.	10,887	264
	Acadia Realty Trust	8,869	262
	Cash America
	International Inc.	9,324	257
	Wilshire Bancorp Inc.	23,959	256
	Independent Bank Corp.	5,461	247
	City Holding Co.	5,162	246
	Employers Holdings Inc.	10,822	239
	United Fire Group Inc.	7,131	237
	Westamerica Bancorporation	5,202	235
	Safety Insurance Group Inc.	4,301	226
^	Financial Engines Inc.	6,885	223

S&P Small-Cap 600 Value Index Fund

			Market
			Value•
		Shares	($000)
	Central Pacific Financial Corp.	10,702	222
	Lexington Realty Trust	27,382	221
	Tompkins Financial Corp.	4,064	213
	EastGroup Properties Inc.	3,946	213
	Parkway Properties Inc.	12,616	200
	LegacyTexas Financial
	Group Inc.	6,881	195
	LTC Properties Inc.	4,703	192
	TrustCo Bank Corp. NY	32,256	191
	Investment Technology
	Group Inc.	11,615	191
	PS Business Parks Inc.	2,567	187
	Pennsylvania REIT	8,912	177
	Dime Community
	Bancshares Inc.	10,283	175
	Summit Hotel Properties Inc.	14,089	171
	Greenhill & Co. Inc.	4,576	161
	Franklin Street Properties
	Corp.	15,430	161
	First Commonwealth
	Financial Corp.	17,501	155
	Banner Corp.	3,470	154
	Talmer Bancorp Inc. Class A	9,130	148
	AMERISAFE Inc.	3,156	148
*	Forestar Group Inc.	11,400	147
*	Encore Capital Group Inc.	3,611	147
*	First Cash Financial
	Services Inc.	3,536	146
*	Green Dot Corp. Class A	8,214	145
*	First BanCorp	35,508	142
	Getty Realty Corp.	8,841	139
	OFG Bancorp	15,167	131
	Brookline Bancorp Inc.	12,184	129
	Cardinal Financial Corp.	5,559	124
	Northfield Bancorp Inc.	7,628	114
	Southside Bancshares Inc.	4,045	105
*	Ezcorp Inc. Class A	16,613	105
*	Piper Jaffray Cos.	2,416	101
	Virtus Investment Partners Inc.	871	100
	Simmons First National Corp.
	Class A	2,272	100
*	Walker & Dunlop Inc.	3,899	95
	Oritani Financial Corp.	5,982	90
	Agree Realty Corp.	2,935	84
	Urstadt Biddle Properties Inc.
	Class A	3,812	68
*	First NBC Bank Holding Co.	1,943	68
	Calamos Asset Management
	Inc. Class A	5,799	61
*	World Acceptance Corp.	1,280	48
*	eHealth Inc.	3,169	47
	Cedar Realty Trust Inc.	7,551	47
	United Insurance Holdings
	Corp.	1,601	21
			24,983

Health Care (9.2%)
	Kindred Healthcare Inc.	28,319	569
*	Medicines Co.	13,035	534
*	Magellan Health Inc.	9,272	519
*	Amsurg Corp.	6,242	490
*	IPC Healthcare Inc.	5,900	468
*	NuVasive Inc.	6,727	355
*	Medidata Solutions Inc.	7,127	342
	Analogic Corp.	4,221	340
*	Merit Medical Systems Inc.	14,941	340
*	PharMerica Corp.	10,312	337
*	Haemonetics Corp.	8,944	323
*	Integra LifeSciences Holdings
	Corp.	4,828	290
	CONMED Corp.	5,338	283
*	Masimo Corp.	6,454	262
*	Neogen Corp.	4,651	240
*	Amedisys Inc.	5,826	225
*	Cyberonics Inc.	3,439	225
*	Hanger Inc.	11,993	215
*	Momenta
	Pharmaceuticals Inc.	10,694	209
*	ICU Medical Inc.	1,790	203
*	Air Methods Corp.	5,243	196
*	Greatbatch Inc.	3,377	192
*	MedAssets Inc.	9,013	190
	Select Medical Holdings Corp. 14,483		187
*	LHC Group Inc.	4,207	182
	Invacare Corp.	9,991	176
*	Acorda Therapeutics Inc.	5,370	172
*	HMS Holdings Corp.	14,407	151
	Meridian Bioscience Inc.	7,779	149
*	Healthways Inc.	12,107	148
*	HealthEquity Inc.	4,736	139
*	AngioDynamics Inc.	8,765	129
	Quality Systems Inc.	9,098	124
*	Almost Family Inc.	2,680	119
	Aceto Corp.	4,915	110
*	Emergent BioSolutions Inc.	3,258	108
*	Luminex Corp.	5,487	100
*	Providence Service Corp.	1,924	86
*	Spectrum
	Pharmaceuticals Inc.	11,837	86
*	Cross Country Healthcare Inc.	5,145	71
	Computer Programs &
	Systems Inc.	1,505	69
*	Inogen Inc.	1,313	65
*	Enanta Pharmaceuticals Inc.	1,617	63
	Landauer Inc.	1,565	60
*	CorVel Corp.	1,522	46
*	ANI Pharmaceuticals Inc.	895	44
*	Vascular Solutions Inc.	1,230	43
	CryoLife Inc.	4,252	42
*	SurModics Inc.	1,816	41
			10,057

S&P Small-Cap 600 Value Index Fund

			Market
			Value•
		Shares	($000)
Industrials (19.3%)
	EMCOR Group Inc.	21,273	980
	EnerSys	15,087	807
	Barnes Group Inc.	16,732	646
	Applied Industrial
	Technologies Inc.	13,627	577
	ABM Industries Inc.	17,804	570
	Interface Inc. Class A	22,422	543
	Tetra Tech Inc.	20,448	531
	Brink’s Co.	16,502	473
*	Moog Inc. Class A	7,489	473
	Essendant Inc.	13,012	449
*	Hub Group Inc. Class A	11,596	437
	Actuant Corp. Class A	20,211	433
	Universal Forest Products Inc.	6,782	407
*	Dycom Industries Inc.	5,435	386
	Kaman Corp.	9,239	359
	Mueller Industries Inc.	11,205	356
	Brady Corp. Class A	16,195	356
	Comfort Systems USA Inc.	12,688	352
*	Atlas Air Worldwide
	Holdings Inc.	8,485	350
	Insperity Inc.	7,702	342
*	TrueBlue Inc.	14,232	342
	Harsco Corp.	27,177	314
	Cubic Corp.	7,389	311
	Korn/Ferry International	9,066	309
	UniFirst Corp.	2,824	306
	Briggs & Stratton Corp.	15,134	302
	Watts Water Technologies
	Inc. Class A	5,271	289
	SkyWest Inc.	17,536	279
	AAR Corp.	11,460	279
	Simpson Manufacturing
	Co. Inc.	7,688	268
	Matthews International Corp.
	Class A	5,237	266
*	Chart Industries Inc.	10,364	265
	CIRCOR International Inc.	5,819	263
*	Navigant Consulting Inc.	16,369	258
	Mobile Mini Inc.	7,530	256
	Astec Industries Inc.	6,395	253
*	WageWorks Inc.	5,638	253
	General Cable Corp.	16,589	241
*	Aerojet Rocketdyne
	Holdings Inc.	11,489	236
*	Aegion Corp. Class A	12,717	234
	G&K Services Inc. Class A	3,459	234
	Griffon Corp.	13,857	231
*	UTi Worldwide Inc.	31,294	223
*	Roadrunner Transportation
	Systems Inc.	10,226	222
*	Hawaiian Holdings Inc.	9,655	219
	Franklin Electric Co. Inc.	7,378	216

	Quanex Building Products
	Corp.	11,494	206
	Encore Wire Corp.	6,334	206
	Resources Connection Inc.	12,750	200
	EnPro Industries Inc.	3,949	187
	John Bean Technologies Corp.	5,653	187
	Viad Corp.	6,805	186
	ESCO Technologies Inc.	5,046	182
	Albany International Corp.	5,570	178
	Celadon Group Inc.	9,221	176
	Titan International Inc.	18,242	167
*	Engility Holdings Inc.	5,978	166
	Tennant Co.	2,872	165
*	Aerovironment Inc.	6,807	164
*	Gibraltar Industries Inc.	9,875	162
*	MYR Group Inc.	5,247	151
	Federal Signal Corp.	10,389	147
	Exponent Inc.	3,436	147
	Kelly Services Inc. Class A	10,109	146
	National Presto Industries Inc.	1,668	137
*	DXP Enterprises Inc.	4,293	128
	Standex International Corp.	1,559	125
	Lindsay Corp.	1,520	116
	Heidrick & Struggles
	International Inc.	5,586	109
*	Veritiv Corp.	2,777	100
	Marten Transport Ltd.	5,353	99
	American Science &
	Engineering Inc.	2,432	96
*	American Woodmark Corp.	1,411	94
	Powell Industries Inc.	3,097	91
*	Echo Global Logistics Inc.	2,700	63
	CDI Corp.	4,947	51
*	Republic Airways
	Holdings Inc.	13,146	40
*	Orion Marine Group Inc.	5,164	37
*	Vicor Corp.	3,004	29
			21,134
Information Technology (15.2%)
	SYNNEX Corp.	9,519	754
*	CACI International Inc.
	Class A	8,204	643
*	Anixter International Inc.	9,282	591
*	Sanmina Corp.	28,038	539
*	Coherent Inc.	8,086	471
*	Plexus Corp.	11,400	434
*	Viavi Solutions Inc.	79,456	427
*	Microsemi Corp.	12,918	410
*	Itron Inc.	13,048	391
*	Benchmark Electronics Inc.	17,794	380
*	ScanSource Inc.	9,712	371
	CSG Systems
	International Inc.	11,113	344
	MKS Instruments Inc.	10,142	342
*	Insight Enterprises Inc.	13,154	333

S&P Small-Cap 600 Value Index Fund

			Market
			Value•
		Shares	($000)
*	Sykes Enterprises Inc.	13,226	333
*	NETGEAR Inc.	10,907	331
*	Advanced Energy
	Industries Inc.	13,043	317
*	QLogic Corp.	29,611	306
*	II-VI Inc.	17,614	298
*	Kulicke & Soffa
	Industries Inc.	26,068	275
	ADTRAN Inc.	16,942	271
*	Cirrus Logic Inc.	8,822	266
	Littelfuse Inc.	2,834	254
*	Rofin-Sinar Technologies Inc.	9,556	243
	Brooks Automation Inc.	22,899	238
	Heartland Payment
	Systems Inc.	3,974	237
*	OSI Systems Inc.	3,222	235
*	Monster Worldwide Inc.	30,881	225
	ManTech International Corp.
	Class A	8,022	220
	CTS Corp.	11,265	212
*	Progress Software Corp.	7,726	209
*	Newport Corp.	13,394	205
*	Ixia	13,139	203
*	Fabrinet	10,098	201
*	Blucora Inc.	13,882	194
*	Cabot Microelectronics Corp.	4,446	193
*	Semtech Corp.	11,272	191
*	Lumentum Holdings Inc.	9,534	188
	Power Integrations Inc.	4,793	188
*	Rogers Corp.	3,286	183
*	Bottomline Technologies
	de Inc.	6,784	181
*	Mercury Systems Inc.	11,022	175
*	Veeco Instruments Inc.	7,535	174
*	Harmonic Inc.	30,037	173
	TeleTech Holdings Inc.	5,917	160
*	ExlService Holdings Inc.	4,218	153
*	TTM Technologies Inc.	21,362	146
^	Ebix Inc.	5,125	145
	NIC Inc.	7,648	144
	MTS Systems Corp.	2,375	141
*	Rudolph Technologies Inc.	10,827	138
	Daktronics Inc.	13,317	116
	Checkpoint Systems Inc.	14,315	116
	Monotype Imaging
	Holdings Inc.	5,292	112
*	Ultratech Inc.	6,293	108
*	Perficient Inc.	6,029	100
	Badger Meter Inc.	1,676	98
*	Interactive Intelligence
	Group Inc.	2,640	92
*	Diodes Inc.	4,651	92
*	FARO Technologies Inc.	2,248	87
*	Digi International Inc.	8,482	87
	Cohu Inc.	8,816	86

*	Ciber Inc.	24,144	83
	Black Box Corp.	5,229	81
*	ePlus Inc.	1,047	79
	Comtech
	Telecommunications Corp.	2,962	79
*	CalAmp Corp.	4,315	72
*	Nanometrics Inc.	5,142	71
*	CEVA Inc.	3,647	70
	Park Electrochemical Corp.	3,885	68
*	Liquidity Services Inc.	8,374	63
	Epiq Systems Inc.	4,583	58
*	LivePerson Inc.	6,007	55
*	Tangoe Inc.	7,236	54
*	Exar Corp.	9,156	54
*	XO Group Inc.	3,646	53
*	QuinStreet Inc.	8,515	47
	Forrester Research Inc.	1,326	42
*	Kopin Corp.	12,491	39
	Pericom Semiconductor Corp.	3,119	38
*	DSP Group Inc.	3,466	30
	Electro Scientific
	Industries Inc.	6,175	29
*	Agilysys Inc.	2,780	29
			16,664
Materials (6.1%)
	Kaiser Aluminum Corp.	5,900	493
	Innospec Inc.	8,220	404
	Schweitzer-Mauduit
	International Inc.	10,341	365
	HB Fuller Co.	9,940	360
	OM Group Inc.	10,298	345
	A Schulman Inc.	9,992	343
	Stepan Co.	6,502	293
	PH Glatfelter Co.	14,655	265
	SunCoke Energy Inc.	22,135	254
	TimkenSteel Corp.	12,759	228
*	Kraton Performance
	Polymers Inc.	10,631	224
*	Boise Cascade Co.	6,841	222
*	Stillwater Mining Co.	22,936	219
	Materion Corp.	6,838	212
	Quaker Chemical Corp.	2,578	205
*	Clearwater Paper Corp.	3,556	199
*	AK Steel Holding Corp.	60,329	186
	Innophos Holdings Inc.	3,667	176
	Haynes International Inc.	4,260	163
	Calgon Carbon Corp.	9,832	160
*	LSB Industries Inc.	6,632	159
	Globe Specialty Metals Inc.	11,316	155
*	Intrepid Potash Inc.	19,230	152
	Koppers Holdings Inc.	6,963	145
	Tredegar Corp.	8,747	127
	Hawkins Inc.	3,201	122
	Myers Industries Inc.	8,286	118
	American Vanguard Corp.	8,621	115

S&P Small-Cap 600 Value Index Fund

			Market
			Value•
		Shares	($000)
	Rayonier Advanced
	Materials Inc.	14,577	99
	Wausau Paper Corp.	11,245	88
	FutureFuel Corp.	7,588	77
	Olympic Steel Inc.	3,107	40
			6,713
Other (0.0%)[2]
*	Gerber Scientific Inc. CVR	1,604	—

Telecommunication Services (0.8%)
	Atlantic Tele-Network Inc.	3,429	245
*	Iridium Communications Inc.	17,564	131
*	8x8 Inc.	16,437	127
	Spok Holdings Inc.	7,368	121
*	Cincinnati Bell Inc.	29,970	103
	Lumos Networks Corp.	7,046	83
			810
Utilities (6.3%)
	UIL Holdings Corp.	19,317	879
	Southwest Gas Corp.	15,896	876
	Laclede Group Inc.	14,700	778
	ALLETE Inc.	15,220	727
	Avista Corp.	19,441	610
	Piedmont Natural Gas
	Co. Inc.	14,475	558
	South Jersey Industries Inc.	23,137	558
	El Paso Electric Co.	13,754	487
	NorthWestern Corp.	8,300	429
	New Jersey Resources Corp.	15,101	427
	Northwest Natural Gas Co.	9,275	408
	American States Water Co.	4,999	189
			6,926
Total Common Stocks
(Cost $117,204)			109,232

Temporary Cash Investments (0.2%)[1]
Money Market Fund (0.1%)
3,[4] Vanguard Market Liquidity
Fund, 0.168%	87,497	87

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.1%)
[5,6] Federal Home Loan
Bank Discount Notes,
0.090%, 9/11/15	100	100
Total Temporary Cash Investments
(Cost $187)		187
Total Investments (100.0%)
(Cost $117,391)		109,419

		Amount
		($000)
Other Assets and Liabilities (0.0%)
Other Assets
Investment in Vanguard		10
Receivables for Investment Securities Sold		38
Receivables for Accrued Income		113
Receivables for Capital Shares Issued		—
Other Assets		5
Total Other Assets		166
Liabilities
Payables for Investment Securities Purchased (48)
Collateral for Securities on Loan		(64)
Payables to Investment Advisor		—
Payables for Capital Shares Redeemed		—
Payables for Distributions		—
Payables to Vanguard		(11)
Other Liabilities		(8)
Total Liabilities		(131)
Net Assets (100%)		109,454

S&P Small-Cap 600 Value Index Fund

At August 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	121,072
Undistributed Net Investment Income	874
Accumulated Net Realized Losses	(4,503)
Unrealized Appreciation (Depreciation)
Investment Securities	(7,972)
Futures Contracts	(17)
Net Assets	109,454

ETF Shares—Net Assets
Applicable to 1,000,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	94,661
Net Asset Value Per Share—
ETF Shares	$94.66

Institutional Shares—Net Assets
Applicable to 74,703 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	14,793
Net Asset Value Per Share—
Institutional Shares	$198.02

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $62,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.
2 “Other” represents securities that are not classified by the fund’s benchmark index.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
4 Includes $64,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Value Index Fund

Statement of Operations

Year Ended
August 31, 2015
($000)
Investment Income
Income
Dividends	1,608
Securities Lending	3
Total Income	1,611
Expenses
The Vanguard Group—Note B
Investment Advisory Services	7
Management and Administrative—ETF Shares	110
Management and Administrative—Institutional Shares	1
Marketing and Distribution—ETF Shares	1
Marketing and Distribution—Institutional Shares	—
Custodian Fees	39
Auditing Fees	23
Shareholders’ Reports—ETF Shares	6
Shareholders’ Reports—Institutional Shares	—
Total Expenses	187
Net Investment Income	1,424
Realized Net Gain (Loss)
Investment Securities Sold	4,052
Futures Contracts	2
Realized Net Gain (Loss)	4,054
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(9,070)
Futures Contracts	(17)
Change in Unrealized Appreciation (Depreciation)	(9,087)
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,609)

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Value Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,424	876
Realized Net Gain (Loss)	4,054	10,565
Change in Unrealized Appreciation (Depreciation)	(9,087)	(3,019)
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,609)	8,422
Distributions
Net Investment Income
ETF Shares	(1,091)	(522)
Institutional Shares	(120)	—
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(1,211)	(522)
Capital Share Transactions
ETF Shares	5,043	57,116
Institutional Shares	15,248	—
Net Increase (Decrease) from Capital Share Transactions	20,291	57,116
Total Increase (Decrease)	15,471	65,016
Net Assets
Beginning of Period	93,983	28,967
End of Period[1]	109,454	93,983
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $874,000 and $661,000.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Value Index Fund

Financial Highlights

ETF Shares
					Sept. 7,
					2010[1] to
For a Share Outstanding	Year Ended August 31,				Aug. 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$98.93	$82.76	$65.79	$56.68	$49.79
Investment Operations
Net Investment Income	1.337	1.355[2]	1.146	.960	.741
Net Realized and Unrealized Gain (Loss)
on Investments	(4.323)	15.685	16.731	8.801	6.519
Total from Investment Operations	(2.986)	17.040	17.877	9.761	7.260
Distributions
Dividends from Net Investment Income	(1.284)	(.870)	(. 907)	(. 651)	(. 370)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.284)	(.870)	(. 907)	(. 651)	(. 370)
Net Asset Value, End of Period	$94.66	$98.93	$82.76	$65.79	$56.68

Total Return	-3.09%	20.64%	27.45%	17.33%	14.52%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$95	$94	$29	$16	$14
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%[3]
Ratio of Net Investment Income to
Average Net Assets	1.43%	1.43%	1.73%	1.56%	1.32%[3]
Portfolio Turnover Rate [4]	43%	32%	37%	29%	70%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Value Index Fund

Financial Highlights

Institutional Shares
November 19, 2014[1] to
For a Share Outstanding Throughout the Period	August 31, 2015
Net Asset Value, Beginning of Period	$206.40
Investment Operations
Net Investment Income	2.201
Net Realized and Unrealized Gain (Loss) on Investments	(7.820)
Total from Investment Operations	(5.619)
Distributions
Dividends from Net Investment Income	(2.761)
Distributions from Realized Capital Gains	—
Total Distributions	(2.761)
Net Asset Value, End of Period	$198.02

Total Return	-2.79%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$15
Ratio of Total Expenses to Average Net Assets	0.08%[2]
Ratio of Net Investment Income to Average Net Assets	1.55%[2]
Portfolio Turnover Rate [3]	43%

1 Inception—See Notes to Financial Statements.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Value Index Fund

Notes to Financial Statements

Vanguard S&P Small-Cap 600 Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. Institutional Shares were first issued on December 15, 2010; the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on November 19, 2014. The Financial Highlights included in these financial statements are based on activity of the Institutional Shares since November 19, 2014.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

S&P Small-Cap 600 Value Index Fund

During the year ended August 31, 2015, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counter-party risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2015, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution

S&P Small-Cap 600 Value Index Fund

expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may to invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2015, the fund had contributed to Vanguard capital in the amount of $10,000, representing 0.01% of the fund’s net assets and 0.00% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	109,232	—	—
Temporary Cash Investments	87	100
Futures Contracts—Liabilites[1]	(1)	—	—
Total	109,318	100	—
1 Represents variation margin on the last day of the reporting period.

D. At August 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	September 2015	2	232	(17)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

S&P Small-Cap 600 Value Index Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2015, the fund realized $7,466,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2015, the fund had $882,000 of ordinary income available for distribution. The fund had available capital losses totaling $4,521,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2015, the cost of investment securities for tax purposes was $117,391,000. Net unrealized depreciation of investment securities for tax purposes was $7,972,000, consisting of unrealized gains of $5,038,000 on securities that had risen in value since their purchase and $13,010,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2015, the fund purchased $121,427,000 of investment securities and sold $100,996,000 of investment securities, other than temporary cash investments. Purchases and sales include $67,263,000 and $57,977,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

	Year Ended August 31,
	2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	82,573	825	133,752	1,400
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(77,530)	(775)	(76,636)	(800)
Net Increase (Decrease)—ETF Shares	5,043	50	57,116	600
Institutional Shares[1]
Issued	15,248	75	—	—
Issued in Lieu of Cash Distributions	120	1	—	—
Redeemed	(120)	(1)	—	—
Net Increase (Decrease)—Institutional Shares	15,248	75	—	—
1 Inception was November 19, 2014.

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2015, that would require recognition or disclosure in these financial statements.

S&P Small-Cap 600 Growth Index Fund

Fund Profile
As of August 31, 2015

Portfolio Characteristics
			DJ
		S&P	U.S.
		SmallCap	Total
		600	Market
		Growth	FA
	Fund	Index	Index
Number of Stocks	353	353	3,828
Median Market Cap	$1.8B	$1.8B	$47.2B
Price/Earnings Ratio	26.1x	26.1x	20.8x
Price/Book Ratio	2.7x	2.7x	2.6x
Return on Equity	13.2%	13.2%	17.1%
Earnings Growth
Rate	13.3%	13.3%	10.2%
Dividend Yield	1.3%	1.3%	2.1%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	63%	—	—
Ticker Symbol	VIOG	—	—
Expense Ratio[1]	0.20%	—	—
30-Day SEC Yield	1.10%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
			DJ
		S&P	U.S.
		SmallCap	Total
		600	Market
		Growth	FA
	Fund	Index	Index
Consumer Discretionary 16.7%		16.7%	13.5%
Consumer Staples	2.8	2.8	8.4
Energy	1.4	1.4	6.6
Financials	23.8	23.8	18.2
Health Care	18.1	18.1	15.0
Industrials	14.6	14.6	10.7
Information Technology	16.7	16.7	19.1
Materials	3.8	3.8	3.3
Telecommunication
Services	0.7	0.7	2.2
Utilities	1.4	1.4	3.0

Volatility Measures
	S&P	DJ
	SmallCap	U.S. Total
	600 Growth	Market
	Index	FA Index
R-Squared	1.00	0.67
Beta	1.00	1.07
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Toro Co.	Agricultural & Farm
	Machinery	1.2%
ABIOMED Inc.	Health Care
	Equipment	1.1
j2 Global Inc.	Internet Software &
	Services	1.0
Curtiss-Wright Corp.	Aerospace &
	Defense	1.0
Pool Corp.	Distributors	0.9
Post Properties Inc.	Residential REITs	0.9
Dealertrack	Internet Software &
Technologies Inc.	Services	0.9
Wolverine World Wide
Inc.	Footwear	0.9
Allegiant Travel Co.	Airlines	0.8
Impax Laboratories Inc.	Pharmaceuticals	0.8
Top Ten		9.5%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated December 19, 2014, and represents estimated costs for the current fiscal year. For the fiscal year ended August 31, 2015, the expense ratio was 0.20%.

S&P Small-Cap 600 Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 7, 2010, Through August 31, 2015
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2015

			Since	Final Value
		One	Inception	of a $10,000
		Year	(9/7/2010)	Investment

	S&P Small-Cap 600 Growth Index
	Fund*ETF Shares Net Asset Value	6.32%	17.38%	$22,219
	S&P Small-Cap 600 Growth Index
	Fund*ETF Shares Market Price	6.40	17.38	22,217

••••••••	S&P SmallCap 600 Growth Index	6.55	17.61	22,435

– – – –	Small-Cap Growth Funds Average	4.10	14.78	19,870
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	0.29	15.13	20,172

Small-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: September 7, 2010, Through August 31, 2015
		Since
	One	Inception
	Year	(9/7/2010)
S&P Small-Cap 600 Growth Index Fund ETF Shares
Market Price	6.40%	122.17%
S&P Small-Cap 600 Growth Index Fund ETF Shares
Net Asset Value	6.32	122.19
S&P SmallCap 600 Growth Index	6.55	124.35
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

S&P Small-Cap 600 Growth Index Fund

Fiscal-Year Total Returns (%): September 7, 2010, Through August 31, 2015

Average Annual Total Returns: Periods Ended June 30, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
ETF Shares	9/7/2010
Market Price		9.47%	19.32%
Net Asset Value		9.37	19.29

S&P Small-Cap 600 Growth Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.9%)[1]
Consumer Discretionary (16.7%)
	Pool Corp.	10,143	707
	Wolverine World Wide Inc.	24,000	647
*	G-III Apparel Group Ltd.	8,890	616
*	Pinnacle Entertainment Inc.	14,072	532
*	Helen of Troy Ltd.	6,229	530
	Texas Roadhouse Inc.
	Class A	14,648	527
	Ryland Group Inc.	10,880	471
	Papa John’s International Inc.	6,845	460
	Marriott Vacations
	Worldwide Corp.	6,420	456
*	Gentherm Inc.	8,349	381
*	Meritage Homes Corp.	8,751	369
*	Steven Madden Ltd.	8,052	329
	Sonic Corp.	11,487	310
*	Popeyes Louisiana
	Kitchen Inc.	5,383	299
*	Select Comfort Corp.	12,161	296
	Lithia Motors Inc. Class A	2,771	295
*	Standard Pacific Corp.	34,575	292
	Monro Muffler Brake Inc.	4,515	286
	Outerwall Inc.	4,291	264
*	Dorman Products Inc.	4,714	237
*	BJ’s Restaurants Inc.	5,062	218
	EW Scripps Co. Class A	12,332	216
	Group 1 Automotive Inc.	2,434	213
	DineEquity Inc.	2,043	195
	Drew Industries Inc.	3,311	183
*	Universal Electronics Inc.	3,689	168
*	Iconix Brand Group Inc.	11,100	154
	Caleres Inc.	4,482	149
	Oxford Industries Inc.	1,696	143
	Finish Line Inc. Class A	5,354	141
	Sturm Ruger & Co. Inc.	2,242	141
	Buckle Inc.	3,296	139
*	TopBuild Corp.	4,311	137

*	Strayer Education Inc.	2,552	133
	Winnebago Industries Inc.	6,262	128
*	Gannett Co. Inc.	9,759	128
*	Scientific Games Corp.
	Class A	11,574	128
*	Zumiez Inc.	5,026	117
*	Vitamin Shoppe Inc.	3,112	112
*	Francesca’s Holdings Corp.	9,840	111
	Cato Corp. Class A	3,062	108
*	iRobot Corp.	3,664	107
*	Hibbett Sports Inc.	2,576	102
	Interval Leisure Group Inc.	4,884	98
	Bob Evans Farms Inc.	2,128	96
	Nutrisystem Inc.	3,134	88
*	Tuesday Morning Corp.	10,296	82
*	FTD Cos. Inc.	2,598	78
	Capella Education Co.	1,492	73
	Ruth’s Hospitality Group Inc.	3,653	59
*	MarineMax Inc.	3,261	53
*	Lumber Liquidators
	Holdings Inc.	3,401	51
*	Blue Nile Inc.	1,435	49
*	American Public Education Inc.	1,656	36
*	Barnes & Noble Education Inc. 1,884		24
*	Monarch Casino & Resort Inc.	1,046	18
*	Christopher & Banks Corp.	3,803	7
			12,487
Consumer Staples (2.8%)
	Snyder’s-Lance Inc.	12,148	410
	J&J Snack Foods Corp.	3,477	396
	Cal-Maine Foods Inc.	6,988	371
	B&G Foods Inc.	7,143	217
	Calavo Growers Inc.	3,598	210
	Sanderson Farms Inc.	2,551	176
	WD-40 Co.	2,006	168
*	Diamond Foods Inc.	2,952	89
*	Medifast Inc.	1,427	40
			2,077

S&P Small-Cap 600 Growth Index Fund

			Market
			Value•
		Shares	($000)
Energy (1.3%)
*	Carrizo Oil & Gas Inc.	11,007	401
	US Silica Holdings Inc.	12,433	250
*	Synergy Resources Corp.	21,052	226
*	REX American Resources
	Corp.	752	40
*	Bonanza Creek Energy Inc.	5,255	40
*	Era Group Inc.	2,114	36
*	Approach Resources Inc.	3,930	10
			1,003
Financials (23.8%)
	Post Properties Inc.	12,694	703
	Medical Properties Trust Inc.	54,389	635
	PrivateBancorp Inc.	16,451	623
*	PRA Group Inc.	11,236	599
	DiamondRock Hospitality Co.	46,669	549
	Healthcare Realty Trust Inc.	23,343	535
	MarketAxess Holdings Inc.	5,815	526
	Home BancShares Inc.	13,671	521
	MB Financial Inc.	14,998	494
	Glacier Bancorp Inc.	17,562	457
	Cousins Properties Inc.	47,845	439
	Chesapeake Lodging Trust	13,870	401
*	Texas Capital Bancshares Inc.	7,238	390
	Pinnacle Financial
	Partners Inc.	7,834	371
	Retail Opportunity
	Investments Corp.	22,965	366
*	BofI Holding Inc.	3,142	364
	Sabra Health Care REIT Inc.	15,145	363
	EPR Properties	7,048	359
	American Assets Trust Inc.	8,661	334
	Education Realty Trust Inc.	11,243	329
	First Midwest Bancorp Inc.	18,129	320
	CoreSite Realty Corp.	6,167	300
	Acadia Realty Trust	9,917	293
	GEO Group Inc.	9,716	292
	HFF Inc. Class A	7,654	278
	First Financial Bankshares Inc.	8,352	260
	EastGroup Properties Inc.	4,808	260
	Lexington Realty Trust	30,612	247
	Financial Engines Inc.	7,380	240
	Evercore Partners Inc.
	Class A	4,489	235
	Boston Private Financial
	Holdings Inc.	19,311	230
	United Bankshares Inc.	5,943	222
	American Equity Investment
	Life Holding Co.	8,891	216
	LTC Properties Inc.	5,041	206
	PS Business Parks Inc.	2,753	201
	Pennsylvania REIT	9,964	198
	RLI Corp.	3,628	189
	Universal Insurance
	Holdings Inc.	7,085	174

	Parkway Properties Inc.	11,003	174
	Inland Real Estate Corp.	20,551	173
*	First Cash Financial
	Services Inc.	4,131	170
	CVB Financial Corp.	10,342	168
	Columbia Banking System Inc.	5,490	166
*	LendingTree Inc.	1,492	158
	Universal Health Realty
	Income Trust	3,093	142
	Talmer Bancorp Inc. Class A	8,293	135
	Saul Centers Inc.	2,650	131
*	Encore Capital Group Inc.	3,152	128
	Summit Hotel Properties Inc.	10,460	127
	CareTrust REIT Inc.	10,641	119
	Virtus Investment
	Partners Inc.	1,019	117
	Greenhill & Co. Inc.	3,265	115
	Independent Bank Corp.	2,393	108
	Westamerica Bancorporation	2,377	107
	Franklin Street Properties
	Corp.	10,159	106
	AMERISAFE Inc.	2,252	105
	LegacyTexas Financial
	Group Inc.	3,705	105
	Banner Corp.	2,109	94
	Simmons First National Corp.
	Class A	2,058	90
*	Walker & Dunlop Inc.	3,531	86
*	First NBC Bank Holding Co.	2,453	86
	Northfield Bancorp Inc.	5,672	85
	Brookline Bancorp Inc.	8,029	85
	HCI Group Inc.	2,076	82
	Cardinal Financial Corp.	3,665	82
*	Enova International Inc.	6,139	80
*	Piper Jaffray Cos.	1,862	78
	First Commonwealth
	Financial Corp.	8,688	77
	Cedar Realty Trust Inc.	12,040	75
	Bank Mutual Corp.	10,084	73
	Urstadt Biddle Properties Inc.
	Class A	3,908	70
	Oritani Financial Corp.	4,610	69
	Southside Bancshares Inc.	2,656	69
*	Green Dot Corp. Class A	3,755	66
	Agree Realty Corp.	2,088	59
*	World Acceptance Corp.	1,101	41
	United Insurance Holdings
	Corp.	2,769	36
*	eHealth Inc.	1,977	29
			17,785
Health Care (18.1%)
*	ABIOMED Inc.	8,734	838
*	Impax Laboratories Inc.	15,505	635
*	Prestige Brands Holdings Inc.	12,160	566
*	Amsurg Corp.	6,980	547

S&P Small-Cap 600 Growth Index Fund

			Market
			Value•
		Shares	($000)
	Chemed Corp.	3,971	541
	Cantel Medical Corp.	8,212	408
*	Medidata Solutions Inc.	7,969	383
*	Ligand Pharmaceuticals Inc.	4,162	383
*	Depomed Inc.	13,943	375
*	AMN Healthcare
	Services Inc.	11,058	372
*	NuVasive Inc.	6,634	350
*	Cambrex Corp.	7,281	348
*	Nektar Therapeutics	30,582	338
*	Natus Medical Inc.	7,665	312
*	Lannett Co. Inc.	6,237	299
*	ExamWorks Group Inc.	8,171	293
*	Omnicell Inc.	8,428	286
*	Neogen Corp.	5,426	280
*	Masimo Corp.	6,635	270
*	Medicines Co.	6,468	265
	Ensign Group Inc.	5,326	250
*	Repligen Corp.	7,181	245
*	Cyberonics Inc.	3,687	241
	Abaxis Inc.	4,956	233
*	ICU Medical Inc.	2,002	227
*	MiMedx Group Inc.	22,227	216
*	Haemonetics Corp.	5,889	213
*	Greatbatch Inc.	3,620	206
*	Acorda Therapeutics Inc.	6,269	200
*	Integra LifeSciences Holdings
	Corp.	3,179	191
*	Air Methods Corp.	4,763	178
*	Affymetrix Inc.	17,979	168
*	MedAssets Inc.	7,860	166
*	Cynosure Inc. Class A	5,153	163
	Select Medical Holdings
	Corp.	12,631	163
*	Emergent BioSolutions Inc.	4,731	157
*	Amedisys Inc.	3,836	148
	CONMED Corp.	2,760	146
*	HealthStream Inc.	5,579	139
*	HealthEquity Inc.	4,673	137
*	Momenta Pharmaceuticals Inc.	6,499	127
*	Supernus Pharmaceuticals Inc.	6,664	121
*	Anika Therapeutics Inc.	3,401	120
*	Albany Molecular
	Research Inc.	5,995	120
*	HMS Holdings Corp.	10,706	112
*	Sagent Pharmaceuticals Inc.	5,298	106
*	Vascular Solutions Inc.	2,813	97
*	Luminex Corp.	5,178	94
	Meridian Bioscience Inc.	4,365	84
	Aceto Corp.	2,991	67
*	Providence Service Corp.	1,483	66
*	Inogen Inc.	1,346	66
	Computer Programs &
	Systems Inc.	1,420	65
*	ANI Pharmaceuticals Inc.	1,300	63

*	Enanta Pharmaceuticals Inc.	1,590	62
	Quality Systems Inc.	3,992	54
*	Cross Country Healthcare Inc.	3,516	49
	Landauer Inc.	1,159	45
*	SurModics Inc.	1,787	41
*	Spectrum
	Pharmaceuticals Inc.	5,558	40
*	CorVel Corp.	988	30
	CryoLife Inc.	2,991	29
			13,534
Industrials (14.6%)
	Toro Co.	12,798	913
	Curtiss-Wright Corp.	11,058	727
	Allegiant Travel Co. Class A	3,129	636
	Healthcare Services
	Group Inc.	16,622	556
	Hillenbrand Inc.	14,772	398
	Knight Transportation Inc.	14,348	390
*	On Assignment Inc.	10,825	390
	Matson Inc.	10,104	381
	Apogee Enterprises Inc.	6,788	354
	Forward Air Corp.	7,202	324
	AZZ Inc.	5,991	303
*	Dycom Industries Inc.	4,201	299
*	TASER International Inc.	12,428	291
	Heartland Express Inc.	12,860	260
	US Ecology Inc.	5,038	252
*	Moog Inc. Class A	3,872	244
*	Saia Inc.	5,834	219
	AAON Inc.	9,693	200
	Mobile Mini Inc.	5,590	190
	Korn/Ferry International	5,510	188
	UniFirst Corp.	1,717	186
	Mueller Industries Inc.	5,560	177
*	WageWorks Inc.	3,864	173
	Matthews International Corp.
	Class A	3,313	168
	ArcBest Corp.	5,624	162
	Watts Water Technologies
	Inc. Class A	2,956	162
	Exponent Inc.	3,686	158
	Simpson Manufacturing
	Co. Inc.	4,488	157
	G&K Services Inc. Class A	2,278	154
	Standex International Corp.	1,902	152
*	PGT Inc.	11,105	148
*	Hawaiian Holdings Inc.	6,107	138
*	Aerojet Rocketdyne
	Holdings Inc.	6,707	138
	Tennant Co.	2,311	132
	Lindsay Corp.	1,703	130
*	American Woodmark Corp.	1,958	130
	EnPro Industries Inc.	2,601	123
	Franklin Electric Co. Inc.	4,137	121
*	Lydall Inc.	3,957	107

S&P Small-Cap 600 Growth Index Fund

			Market
			Value•
		Shares	($000)
	Federal Signal Corp.	7,415	105
	John Bean Technologies Corp.	2,922	97
*	Echo Global Logistics Inc.	4,117	96
	ESCO Technologies Inc.	2,609	94
	Albany International Corp.	2,880	92
*	MYR Group Inc.	1,250	36
	Marten Transport Ltd.	1,864	35
*	Orion Marine Group Inc.	2,856	21
*	Vicor Corp.	1,803	18
*	Republic Airways Holdings Inc.	2,733	8
			10,933
Information Technology (16.7%)
	j2 Global Inc.	10,649	741
*	Dealertrack Technologies Inc.	10,454	656
	Blackbaud Inc.	10,899	623
*	ViaSat Inc.	10,206	600
*	Take-Two Interactive
	Software Inc.	19,673	573
*	Electronics For Imaging Inc.	10,901	477
*	Microsemi Corp.	13,278	422
*	MicroStrategy Inc. Class A	2,107	419
	Monolithic Power
	Systems Inc.	8,548	411
*	comScore Inc.	7,849	410
*	Cardtronics Inc.	10,434	360
*	LogMeIn Inc.	5,726	357
	Tessera Technologies Inc.	10,888	356
*	Synchronoss
	Technologies Inc.	8,554	346
	Heartland Payment
	Systems Inc.	5,787	345
*	Virtusa Corp.	6,274	332
	Littelfuse Inc.	3,307	297
*	Stamps.com Inc.	3,507	289
*	Cirrus Logic Inc.	8,699	262
	Methode Electronics Inc.	8,917	237
*	Super Micro Computer Inc.	8,353	228
*	Constant Contact Inc.	7,478	185
	MKS Instruments Inc.	5,461	184
*	Progress Software Corp.	6,471	175
	NIC Inc.	8,929	168
*	ExlService Holdings Inc.	4,523	164
*	OSI Systems Inc.	2,122	155
	Power Integrations Inc.	3,559	140
*	Semtech Corp.	7,724	131
	Badger Meter Inc.	2,222	130
	Monotype Imaging
	Holdings Inc.	5,679	120
*	Cabot Microelectronics Corp.	2,702	117
*	Rogers Corp.	2,079	116
*	VASCO Data Security
	International Inc.	6,844	114
*	Bottomline Technologies
	de Inc.	4,123	110

	MTS Systems Corp.	1,837	109
*	DTS Inc.	4,113	109
*	Diodes Inc.	5,412	107
*	Veeco Instruments Inc.	4,226	98
*	FARO Technologies Inc.	2,506	97
*	CalAmp Corp.	5,475	91
*	Lumentum Holdings Inc.	4,357	86
	Ebix Inc.	2,994	85
*	Interactive Intelligence
	Group Inc.	2,205	77
*	Ixia	4,848	75
*	LivePerson Inc.	7,968	73
*	DHI Group Inc.	8,955	70
*	Perficient Inc.	4,120	68
	Epiq Systems Inc.	4,325	55
	Forrester Research Inc.	1,610	51
*	ePlus Inc.	661	50
	Comtech Telecommunications
	Corp.	1,725	46
*	XO Group Inc.	3,045	45
*	CEVA Inc.	2,302	44
	Bel Fuse Inc. Class B	2,477	44
	Park Electrochemical Corp.	2,063	36
*	Ultratech Inc.	2,095	36
	Pericom Semiconductor Corp.	2,576	31
*	Exar Corp.	4,862	29
*	Nanometrics Inc.	2,041	28
*	Tangoe Inc.	3,541	27
*	DSP Group Inc.	2,725	24
*	Kopin Corp.	5,627	17
*	Agilysys Inc.	1,480	15
*	QuinStreet Inc.	2,180	12
	Electro Scientific
	Industries Inc.	1,794	8
			12,493
Materials (3.8%)
	KapStone Paper and
	Packaging Corp.	19,696	429
	Balchem Corp.	7,229	423
*	Headwaters Inc.	17,147	346
*	Flotek Industries Inc.	11,566	226
	Neenah Paper Inc.	3,889	224
	HB Fuller Co.	4,932	179
	Deltic Timber Corp.	2,583	160
*	Boise Cascade Co.	4,505	146
*	Stillwater Mining Co.	12,348	118
*	Clearwater Paper Corp.	1,994	112
	Quaker Chemical Corp.	1,333	106
	Innophos Holdings Inc.	2,057	99
	Globe Specialty Metals Inc.	7,161	98
	Calgon Carbon Corp.	5,515	90
*	Century Aluminum Co.	11,707	66
	Wausau Paper Corp.	3,915	31
			2,853

S&P Small-Cap 600 Growth Index Fund

		Market
		Value•
	Shares	($000)
Telecommunication Services (0.7%)
Consolidated Communications
Holdings Inc.	10,922	213
* General Communication Inc.
Class A	6,982	118
* Cincinnati Bell Inc.	28,280	97
* 8x8 Inc.	9,224	71
* Iridium Communications Inc.	6,466	48
		547
Utilities (1.4%)
Piedmont Natural Gas Co. Inc.	8,450	326
NorthWestern Corp.	5,250	271
New Jersey Resources Corp.	9,552	270
American States Water Co.	5,359	203
		1,070
Total Common Stocks
(Cost $80,695)		74,782
Temporary Cash Investments (0.1%)[1]

	Face
Amount
	($000)
U.S. Government and Agency Obligations (0.1%)
[2,3] Federal Home Loan
Bank Discount Notes,
0.120%, 10/30/15
(Cost $100)	100	100
Total Investments (100.0%)
(Cost $80,795)		74,882

		Amount
		($000)
Other Assets and Liabilities (0.0%)
Other Assets
Investment in Vanguard		7
Receivables for Investment Securities Sold		20
Receivables for Accrued Income		39
Receivables for Capital Shares Issued		1
Other Assets		—
Total Other Assets		67

Amount
($000)
Liabilities
Payables for Investment Securities Purchased (12)
Collateral for Securities on Loan	—
Payables to Investment Advisor	—
Payables for Capital Shares Redeemed	—
Payables for Distributions	—
Payables to Vanguard	(3)
Other Liabilities	(44)
Total Liabilities	(59)
ETF Shares—Net Assets (100%)
Applicable to 700,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	74,890
Net Asset Value Per Share—
ETF Shares	$106.99

At August 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	83,734
Undistributed Net Investment Income	461
Accumulated Net Realized Losses	(3,384)
Unrealized Appreciation (Depreciation)
Investment Securities	(5,913)
Futures Contracts	(8)
Net Assets	74,890

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.
2 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Growth Index Fund

Statement of Operations

Year Ended
August 31, 2015
($000)
Investment Income
Income
Dividends	831
Interest[1]	1
Total Income	832
Expenses
The Vanguard Group—Note B
Management and Administrative	83
Custodian Fees	28
Auditing Fees	23
Shareholders’ Reports	6
Total Expenses	140
Net Investment Income	692
Realized Net Gain (Loss)
Investment Securities Sold	9,084
Futures Contracts	7
Realized Net Gain (Loss)	9,091
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(6,292)
Futures Contracts	(8)
Change in Unrealized Appreciation (Depreciation)	(6,300)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,483
1 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Growth Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	692	338
Realized Net Gain (Loss)	9,091	8,437
Change in Unrealized Appreciation (Depreciation)	(6,300)	(3,644)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,483	5,131
Distributions
Net Investment Income
ETF Shares	(455)	(239)
Institutional Shares	—	—
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(455)	(239)
Capital Share Transactions
ETF Shares	11,047	33,985
Institutional Shares	—	(8)
Net Increase (Decrease) from Capital Share Transactions	11,047	33,977
Total Increase (Decrease)	14,075	38,869
Net Assets
Beginning of Period	60,815	21,946
End of Period[1]	74,890	60,815
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $461,000 and $224,000.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Growth Index Fund

Financial Highlights

ETF Shares
					Sept. 7,
					2010[1] to
For a Share Outstanding	Year Ended August 31,				Aug. 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$101.36	$87.79	$70.70	$61.18	$49.82
Investment Operations
Net Investment Income	1.043	.668[2]	.822	.531[2]	.422
Net Realized and Unrealized Gain (Loss)
on Investments	5.345	13.432	17.083	9.326	11.248
Total from Investment Operations	6.388	14.100	17.905	9.857	11.670
Distributions
Dividends from Net Investment Income	(.758)	(. 530)	(. 815)	(. 337)	(.310)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.758)	(. 530)	(. 815)	(. 337)	(.310)
Net Asset Value, End of Period	$106.99	$101.36	$87.79	$70.70	$61.18

Total Return	6.32%	16.07%	25.59%	16.17%	23.41%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$75	$61	$22	$14	$28
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%[3]
Ratio of Net Investment Income to
Average Net Assets	0.98%	0.66%	1.03%	0.83%	0.78%[3]
Portfolio Turnover Rate [4]	63%	44%	39%	45%	106%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Growth Index Fund

Notes to Financial Statements

Vanguard S&P Small-Cap 600 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. During the year ended August 31, 2015, there were no investors in the Institutional share class.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2015, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

S&P Small-Cap 600 Growth Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2015, or at any time during the period then ended.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2015, the fund had contributed to Vanguard capital in the amount of $7,000, representing 0.01% of the fund’s net assets and 0.00% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

S&P Small-Cap 600 Growth Index Fund

The following table summarizes the market value of the fund’s investments as of August 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	74,782	—	—
Temporary Cash Investments	—	100	—
Futures Contracts—Liabilities[1]	(1)	—	—
Total	74,781	100	—
1 Represents variation margin on the last day of the reporting period.

D. At August 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	September 2015	1	116	(8)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2015, the fund realized $12,216,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2015, the fund had $472,000 of ordinary income available for distribution. The fund had available capital losses totaling $3,403,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2015, the cost of investment securities for tax purposes was $80,795,000. Net unrealized depreciation of investment securities for tax purposes was $5,913,000, consisting of unrealized gains of $2,412,000 on securities that had risen in value since their purchase and $8,325,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2015, the fund purchased $135,102,000 of investment securities and sold $123,853,000 of investment securities, other than temporary cash investments. Purchases and sales include $87,307,000 and $79,763,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

S&P Small-Cap 600 Growth Index Fund

G. Capital share transactions for each class of shares were:

	Year Ended August 31,
	2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	158,094	1,450	99,669	1,000
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(147,047)	(1,350)	(65,684)	(650)
Net Increase (Decrease) —ETF Shares	11,047	100	33,985	350
Institutional Shares[1]
Issued	—	—	658	3
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	—	—	(666)	(3)
Net Increase (Decrease)—Institutional Shares	—	—	(8)	—

1 Institutional Shares were issued and redeemed during the fiscal year ended August 31, 2014. As of August 31, 2015, there were no investors in the Institutional share class.

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2015, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Admiral Funds and the Shareholders of Vanguard S&P Small-Cap 600 Index Fund, Vanguard S&P Small-Cap 600 Value Index Fund and Vanguard S&P Small-Cap 600 Growth Index Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard S&P Small-Cap 600 Index Fund, Vanguard S&P Small-Cap 600 Value Index Fund and Vanguard S&P Small-Cap 600 Growth Index Fund (constituting separate portfolios of Vanguard Admiral Funds, hereafter referred to as the “Funds”) at August 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 15, 2015

Special 2015 tax information (unaudited) for Vanguard S&P Small-Cap 600 Index Funds

This information for the fiscal year ended August 31, 2015, is included pursuant to provisions of the
Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
S&P Small-Cap 600 Index Fund	3,257
S&P Small-Cap 600 Value Index Fund	966
S&P Small-Cap 600 Growth Index Fund	407

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
S&P Small-Cap 600 Index Fund	79.6%
S&P Small-Cap 600 Value Index Fund	92.8
S&P Small-Cap 600 Growth Index Fund	72.2

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2015. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for ETF Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: S&P Small Cap 600 Index Funds
Periods Ended August 31, 2015

		Since
	One	Inception
	Year	(9/7/2010)
S&P Small-Cap 600 Index Fund ETF Shares
Returns Before Taxes	1.69%	16.21%
Returns After Taxes on Distributions	1.39	15.97
Returns After Taxes on Distributions and Sale of Fund Shares	1.13	13.09
		Since
	One	Inception
	Year	(9/7/2010)
S&P Small-Cap 600 Value Index Fund ETF Shares
Returns Before Taxes	-3.09%	14.96%
Returns After Taxes on Distributions	-3.43	14.70
Returns After Taxes on Distributions and Sale of Fund Shares	-1.54	12.04

		Since
	One	Inception
	Year	(9/7/2010)
S&P Small-Cap 600 Growth Index Fund ETF Shares
Returns Before Taxes	6.32%	17.38%
Returns After Taxes on Distributions	6.12	17.22
Returns After Taxes on Distributions and Sale of Fund Shares	3.71	14.11

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended August 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/28/2015	8/31/2015	Period
Based on Actual Fund Return
S&P Small-Cap 600 Index Fund
ETF Shares	$1,000.00	$956.65	$0.74
Institutional Shares	1,000.00	956.99	0.39
S&P Small-Cap 600 Value Index Fund
ETF Shares	$1,000.00	$931.60	$0.97
Institutional Shares	1,000.00	932.17	0.39
S&P Small-Cap 600 Growth Index Fund
ETF Shares	$1,000.00	$980.21	$1.00
Based on Hypothetical 5% Yearly Return
S&P Small-Cap 600 Index Fund
ETF Shares	$1,000.00	$1,024.45	$0.77
Institutional Shares	1,000.00	1,024.80	0.41
S&P Small-Cap 600 Value Index Fund
ETF Shares	$1,000.00	$1,024.20	$1.02
Institutional Shares	1,000.00	1,024.80	0.41
S&P Small-Cap 600 Growth Index Fund
ETF Shares	$1,000.00	$1,024.20	$1.02

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the S&P Small-Cap 600 Index Fund, 0.15% for ETF Shares and 0.08% for Institutional Shares; for the S&P Small-Cap 600 Value
Index Fund, 0.20% for ETF Shares and 0.08% for Institutional Shares; and for the S&P Small-Cap 600 Growth Index Fund, 0.20% for ETF
Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent
12-month period (184/365).

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard S&P Small-Cap 600 Index Fund, S&P Small-Cap 600 Value Index Fund, and S&P Small-Cap 600 Growth Index Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Equity Index Group—serves as investment advisor for each fund. The board determined that continuing each fund’s internalized management structure was in the best interest of each fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of each fund’s investment management services provided to the funds since their inception in 2010, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.

Investment performance

The board considered the funds’ performance since their inception, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about the funds’ most recent performance can be found in the Performance Summary pages of this report.

Cost

The board concluded that each fund’s expense ratio was well below the average expense ratios charged by funds in its respective peer group and that each fund’s advisory fee rate was also well below its peer-group average. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that each fund’s at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester,	Occupation(s) During the Past Five Years and Other
Amerigroup Corporation (managed health care), the	Experience: Corporate Vice President and Chief
University of Rochester Medical Center, Monroe	Global Diversity Officer (retired 2008) and Member
Community College Foundation, and North Carolina	of the Executive Committee (1997–2008) of Johnson
A&T University.	& Johnson (pharmaceuticals/medical devices/
consumer products); Director of Skytop Lodge
Corporation (hotels), the University Medical Center
at Princeton, the Robert Wood Johnson Foundation,
and the Center for Talent Innovation; Member of
the Advisory Board of the Institute for Women’s
Leadership at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee; Board Member of	Heidi Stam
TIFF Advisory Services, Inc., and Catholic Investment	Born 1956. Secretary Since July 2005. Principal
Services, Inc. (investment advisors); Member of	Occupation(s) During the Past Five Years and Other
the Investment Advisory Committee of Major	Experience: Managing Director of The Vanguard
League Baseball.	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	Chris D. McIsaac
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Paul A. Heller	Thomas M. Rampulla
the Museum of Fine Arts Boston.	Martha G. King	Glenn W. Reed
	John T. Marcante	Karin A. Risi
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer
(retired 2010) of Corning Incorporated (communications	John J. Brennan
equipment); Trustee of Colby-Sawyer College;	Chairman, 1996–2009
Member of the Advisory Board of the Norris Cotton	Chief Executive Officer and President, 1996–2008
Cancer Center and of the Advisory Board of the
Parthenon Group (strategy consulting).
Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	The index is a product of S&P Dow Jones Indices LLC
Direct Investor Account Services > 800-662-2739	(“SPDJI”), and has been licensed for use by Vanguard.
Standard & Poor’s® and S&P® are registered
Institutional Investor Services > 800-523-1036	trademarks of Standard & Poor’s Financial Services LLC
Text Telephone for People	(“S&P”); Dow Jones® is a registered trademark of Dow
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and S&P 500® are trademarks of S&P; and these
This material may be used in conjunction	trademarks have been licensed for use by SPDJI and
with the offering of shares of any Vanguard	sublicensed for certain purposes by Vanguard.
fund only if preceded or accompanied by	Vanguard product(s) are not sponsored, endorsed, sold
the fund’s current prospectus.	or promoted by SPDJI, Dow Jones, S&P, or their
respective affiliates and none of such parties make any
All comparative mutual fund data are from Lipper, a	representation regarding the advisability of investing in
Thomson Reuters Company, or Morningstar, Inc., unless	such product(s) nor do they have any liability for any
otherwise noted.	errors, omissions, or interruptions of the index.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q18450 102015

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, and André F. Perold.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended August 31, 2015: $229,000
Fiscal Year Ended August 31, 2014: $212,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended August 31, 2015: $7,000,200
Fiscal Year Ended August 31, 2014: $6,605,127

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended August 31, 2015: $2,899,096
Fiscal Year Ended August 31, 2014: $2,176,479

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended August 31, 2015: $353,389
Fiscal Year Ended August 31, 2014: $316,869

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended August 31, 2015: $202,313
Fiscal Year Ended August 31, 2014: $198,163

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended August 31, 2015: $555,702
Fiscal Year Ended August 31, 2014: $515,032

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: Emerson U. Fullwood, Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Peter F. Volanakis.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD ADMIRAL FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: October 16, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD ADMIRAL FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: October 16, 2015
VANGUARD ADMIRAL FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: October 16, 2015

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.